UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08457

Exact name of registrant as specified in charter: Delaware Group Foundation Funds®

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders

Annual Report

Delaware Foundation® Funds	September 30, 2011

Delaware
Foundation Equity Fund

Delaware Foundation
Growth Allocation Fund
Multi-asset mutual funds

Delaware Foundation Moderate Allocation Fund Delaware Foundation Conservative Allocation Fund

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Table of contents

> Portfolio management review	1

> Performance summaries	6

> Disclosure of Fund expenses	18

> Security type/sector allocations, top 10 equity holdings and country allocations	20

> Statements of net assets	28

> Statements of operations	102

> Statements of changes in net assets	103

> Financial highlights	105

> Notes to financial statements	124

> Report of independent registered public accounting firm	141

> Other Fund information	142

> Board of trustees/directors and officers addendum	145

> About the organization	148

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Foundation® Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Views expressed herein are current as of September 30, 2011 and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings. Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Foundation® Funds
October 11, 2011

Performance preview (for the year ended September 30, 2011)
Delaware Foundation Equity Fund (Class A shares)	1-year return	-5.99%
MSCI ACWI (All Country World Index) Index (gross) (benchmark)	1-year return	-5.54%
MSCI ACWI (All Country World Index) Index (net) (benchmark)	1-year return	-6.01%
Lipper Global Multi-Cap Core Funds Average	1-year return	-5.10%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Equity Fund, please see the table on page 6.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Global Multi-Cap Core Funds Average compares funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Delaware Foundation Growth Allocation Fund (Class A shares)	1-year return	-3.00%
S&P 500 Index (benchmark)	1-year return	+1.15%
Lipper Mixed-Asset Target Allocation Growth Funds Average	1-year return	-1.43%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Growth Allocation Fund, please see the table on page 8.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Delaware Foundation Moderate Allocation Fund (Class A shares)	1-year return	-1.39%
S&P 500 Index (benchmark)	1-year return	+1.15%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+5.26%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	1-year return	-0.42%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Moderate Allocation Fund, please see the table on page 11.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is an average of funds that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Delaware Foundation Conservative Allocation Fund (Class A shares)	1-year return	+0.48%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+5.26%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	1-year return	+0.97%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Conservative Allocation Fund, please see the table on page 14.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Conservative Funds Average is an average of funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

(continues)       1

Portfolio management review

Delaware Foundation® Funds

Overview
The market recovery that began in March 2009 continued until June 2011 (though generally at a gradually declining rate). However, worries about the near-term economic prospects for the U.S. and some European countries caused many investors to become more risk averse from July 2011 onward, resulting in substantial declines in the prices of numerous asset classes, together with a sharp increase in the valuation of the U.S. dollar.

Within this environment, Delaware Foundation Conservative Allocation Fund posted a positive return for its fiscal year ended Sept. 30, 2011, though the remaining three Delaware Foundation Funds delivered a negative return over the same time period. The weakest performance (in absolute terms) was registered by Delaware Foundation Equity Fund. The gap in performance between Delaware Foundation Conservative Allocation Fund and Delaware Foundation Equity Fund was more than six percentage points. Volatility of monthly returns remained in line with historical patterns until August and September 2011, when it rose to levels similar to the turbulent period of mid-2010.

During the full fiscal year, all four of the portfolios performed slightly below the median of their peer groups (as measured by Lipper, Inc., a research firm that specializes in mutual fund analysis). The principal reason for this shortfall was that each held a higher weight in non-U.S. securities. (The portfolios have tended to struggle relative to their peers during periods when U.S. markets are delivering higher total returns than non-U.S. markets; the portfolios have also tended to underperform when the trade-weighted U.S. dollar is gaining in value.)

Economic backdrop
From October 2010 to July 2011, the prices of risky assets around the world generally rose, though at a gradually slackening pace. Many investors remained apprehensive about the fiscal situation of some peripheral countries of the euro zone, but otherwise appeared to be reasonably optimistic about the medium-term outlook for the global economy. The tsunami that hit northern Japan in mid-March was certainly a human tragedy, and had negative effects on the valuations of some companies, but its influence on global stock markets was relatively minor and short-lived.

Every six months, the International Monetary Fund (“IMF”) releases an updated set of projections for economic growth under the title of World Economic Outlook. The following table summarizes the IMF’s projections for gross domestic product growth during 2011 and 2012 in various regions and countries, including forecasts that were released mid-September 2011. (Note that the IMF did not issue an official forecast for 2012 in October 2010.)

     Highlights
  For most of the Funds’ fiscal year ended Sept. 30, 2011, the global economy continued its recovery from the downturn which generally began in mid-2007. However, late in the fiscal year investors became increasingly concerned about near-term prospects for the global economy, especially for the United States and Europe.

  Globally, many investors appeared worried that there would be no effective response to the lingering problems in the developed world of high unemployment, struggling real estate markets, and declining confidence among businesses and consumers. These concerns were reflected in quarterly performance during the fiscal year.

  Among the four Delaware Foundation Funds, only Delaware Foundation Conservative Allocation Fund delivered a positive return during the 12 months ended Sept. 30, 2011.

Region / Country		2011 E		2012 E
Forecasts as of:	Oct 2010	Apr 2011	Sep 2011	Apr 2011	Sep 2011
World	4.2%	4.4%	4.0%	4.5%	4.0%
Advanced economies	2.2%	2.4%	1.6%	2.6%	1.9%
U.S.	2.3%	2.8%	1.5%	2.9%	1.8%
Euro area	1.5%	1.6%	1.6%	1.8%	1.1%
Japan	1.5%	1.4%	-0.5%	2.1%	2.3%
U.K.	1.5%	1.7%	1.1%	2.3%	1.6%
Emerging and developing economies	6.4%	6.5%	6.4%	6.5%	6.1%
China	9.6%	9.6%	9.5%	9.5%	9.0%
India	8.4%	8.2%	7.8%	7.8%	7.5%

Source: International Monetary Fund (Sept. 2011) Chart does not reflect all advanced or emerging and developing economies.

As shown in the table, between October 2010 and April 2011 the IMF became more optimistic about 2011 GDP growth, but became considerably more pessimistic between April and September 2011. The IMF did not issue an official forecast in October 2010 for GDP growth in 2012, but also lowered its forecasts between April 2011 and September 2011. The decline in the IMF’s expectations for growth of the U.S. economy in 2011 and 2012 is particularly striking.

Investor sentiment from the fourth quarter of 2010 to the second quarter of 2011 was partly bolstered by the expectation that governments in developed and emerging countries would continue to support economic recovery, using a combination of fiscal and monetary measures, for as long as necessary.

During July and early August 2011, U.S. policymakers engaged in a lengthy discussion about raising the debt ceiling for the U.S. Policymakers finally reached an agreement on some interim measures, but in response to the lack of clarity about the medium-term outlook a major credit rating agency decided to downgrade the sovereign rating of the U.S. by one notch. The crisis in the U.S. government was followed by a renewed uncertainty about the prospects for some of the peripheral countries in the euro zone.

Investors generally responded to these uncertainties by shifting away from riskier assets, but U.S. Treasury yields continued to fall even after the downgrade, suggesting that many investors continued to perceive these as high-quality investments. Sovereign yields in other countries with high ratings also remained relatively low, indicating that there was still investor appetite for such assets.

The foreign exchange markets and oil prices also demonstrated considerable volatility during the fiscal year. Part of the reason for the abrupt increase in the price of oil during the first few months of the year was a wave of civil unrest affecting major oil producers in the Middle East and North Africa.

Another cause for investor concern was unemployment in the U.S., as measured by the Bureau of Labor Statistics (BLS), which remained stubbornly high throughout the Funds’ fiscal year: it was 9.6% in September 2010 and by September 2011 had only declined to 9.1%, higher than the rate in prior post-recession periods. In general, a higher rate of unemployment is likely to be associated with lower consumer spending, and thus with a slower recovery from weak economic conditions.

(continues)       3

Portfolio management review

Delaware Foundation® Funds

Portfolio positioning
At the beginning of the fourth quarter of 2010, all four Foundation Fund portfolios were positioned defensively relative to their strategic policy weights. Because of concern about the outlook for some European economies, the Asset Allocation Committee that oversees the Delaware Foundation Funds had reduced each Fund’s exposure to developed market equities, relative to each Fund’s strategic policy weights. During the final three months of 2010 and the first three months of 2011, we gradually started to move away from its defensive stance, but this was largely reversed during the second and third quarters of 2011 in response to the flow of poor macroeconomic news.

During the course of the fiscal year, we gradually shifted away from diversified equity strategies toward more concentrated ones, taking the view that despite the risks and uncertainties about the macroeconomic outlook, it could be possible to identify attractive opportunities. At the end of the Funds’ fiscal year, the Funds were slightly above their strategic policy weights in U.S. large-cap growth and U.S. large-cap value equities, but roughly neutral or underweight in most other equity asset classes.

The Funds’ strategic policy weights reflect our commitment to seeking diversification in terms of geographies as well as asset classes. Maintaining exposure to developed-market equities and emerging-market equities caused a drag on performance during the third quarter of 2011, when the U.S. dollar was appreciating. However, the same positions were beneficial to returns from the fourth quarter of 2010 to the second quarter of 2011, when the U.S. dollar was generally weakening.

A focus on broad diversification and risk management
As the Funds’ fiscal year comes to a close, we continue to seek to deliver the benefits of diversification while aiming to actively manage risk. With that in mind, each Foundation Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles.

As the economic and market developments during the Funds’ fiscal year have made clear to us, it’s important (perhaps now more than ever) to keep a global perspective when evaluating potential investment opportunities. We therefore continue managing each Foundation Fund so that it includes several investment possibilities around the globe.

Performance summaries

Delaware Foundation® Equity Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance[1,2]
Average annual total returns
through Sept. 30, 2011	1 year	Lifetime
Class A (Est. Aug. 31, 2009)
Excluding sales charge	-5.99%	+4.01%
Including sales charge	-11.44%	+1.09%
Class C (Est. Aug. 31, 2009)
Excluding sales charge	-6.56%	+3.31%
Including sales charge	-7.47%	+3.31%
Class R (Est. Aug. 31, 2009)
Excluding sales charge	-6.21%	+3.77%
Including sales charge	-6.21%	+3.77%
Institutional Class (Est. Aug. 31, 2009)
Excluding sales charge	-5.66%	+4.29%
Including sales charge	-5.66%	+4.29%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 28, 2011, through Jan. 30, 2012.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2011, through Jan. 30, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each fund has a different level of risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.95% of the Fund’s average daily net assets from Jan. 28, 2011, through Jan. 30, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	19.19%	19.89%	19.49%	18.89%
(without fee waivers)
Net expenses	1.20%	1.95%	1.45%	0.95%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Aug. 31, 2009 (Fund’s inception) through Sept. 30, 2011

	Starting value (Aug. 31, 2009)	Ending value (Sept. 30, 2011)
MSCI ACWI Index (gross)	$10,000	$10,765
MSCI ACWI Index (net)	$10,000	$10,659
Delaware Foundation® Equity Fund — Class A shares	$9,425	$10,230

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 6 through 7.

The chart also assumes $10,000 invested in the MSCI ACWI Index as of Aug. 31, 2009. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance across developed and emerging markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFEAX	245918792
Class C	DFECX	245918784
Class R	DFERX	245918776
Institutional Class	DFEIX	245918768

(continues)       7

Performance summaries

Delaware Foundation® Growth Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance[1,2]
Average annual total returns
through Sept. 30, 2011	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	-3.00%	+0.52%	+4.45%	n/a
Including sales charge	-8.55%	-0.67%	+3.83%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	-3.18%	-0.12%	+3.83%	n/a
Including sales charge	-7.02%	-0.51%	+3.83%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	-3.73%	-0.24%	+3.67%	n/a
Including sales charge	-4.68%	-0.24%	+3.67%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	-3.25%	+0.26%	n/a	+4.67%
Including sales charge	-3.25%	+0.26%	n/a	+4.67%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	-2.76%	+0.77%	+4.71%	n/a
Including sales charge	-2.76%	+0.77%	+4.71%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 9. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 28, 2011, through Jan. 30, 2012.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2011, through Jan. 30, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risk, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each fund has a different level of risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.90% of the Fund’s average daily net assets from Jan. 28, 2011, through Jan. 30, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.70%	2.40%	2.40%	2.00%	1.40%
(without fee waivers)
Net expenses	1.15%	1.90%	1.90%	1.40%	0.90%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

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Performance summaries

Delaware Foundation® Growth Allocation Fund

Performance of a $10,000 investment1
Average annual total returns from Sept. 30, 2001, through Sept. 30, 2011

	Starting value (Sept. 30, 2001)	Ending value (Sept. 30, 2011)
Delaware Foundation Growth Allocation Fund — Class A shares	$9,425	$14,566
S&P 500 Index	$10,000	$13,199

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 30, 2001, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 9. Please note additional details on pages 8 through 10.

The chart also assumes $10,000 invested in the S&P 500 Index as of Sept. 30, 2001. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFGAX	245918883
Class B	DFGDX	245918875
Class C	DFGCX	245918867
Class R	DFGRX	245918826
Institutional Class	DFGIX	245918859

Delaware Foundation® Moderate Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance[1,2]
Average annual total returns
through Sept. 30, 2011	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	-1.39%	+2.62%	+5.20%	n/a
Including sales charge	-7.10%	+1.40%	+4.58%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	-2.03%	+1.82%	+4.56%	n/a
Including sales charge	-5.91%	+1.41%	+4.56%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	-2.03%	+1.84%	+4.42%	n/a
Including sales charge	-2.99%	+1.84%	+4.42%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	-1.60%	+2.33%	n/a	+5.04%
Including sales charge	-1.60%	+2.33%	n/a	+5.04%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	-1.07%	+2.84%	+5.46%	n/a
Including sales charge	-1.07%	+2.84%	+5.46%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 12. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.27% of average daily net assets. Additionally, the Fund’s Class A shares are subject to a blended 12b-1 fee of 0.10% of average daily net assets on all shares acquired prior to June 1, 1992, and 0.30% (currently waived to 0.25%) of average daily net assets on all shares acquired on or after June 1, 1992. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

(continues)       11

Performance summaries

Delaware Foundation® Moderate Allocation Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2011, through Jan. 30, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risk, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each fund has a different level of risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.90% of the Fund’s average daily net assets from Jan. 28, 2011, through Jan. 30, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.37%	2.10%	2.10%	1.70%	1.10%
(without fee waivers)
Net expenses	1.13%	1.90%	1.90%	1.40%	0.90%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Sept. 30, 2001, through Sept. 30, 2011

	Starting value (Sept. 30, 2001)	Ending value (Sept. 30, 2011)
Barclays Capital U.S. Aggregate Index	$10,000	$17,348
Delaware Foundation® Moderate Allocation Fund — Class A shares	$9,425	$15,648
S&P 500 Index	$10,000	$13,199

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 30, 2001, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 12. Please note additional details on pages 11 through 13.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index and the S&P 500 Index as of Sept. 30, 2001.

The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFBAX	245918503
Class B	DFBBX	245918602
Class C	DFBCX	245918701
Class R	DFBRX	245918834
Institutional Class	DFFIX	245918800

(continues)       13

Performance summaries

Delaware Foundation® Conservative Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance[1,2]
Average annual total returns
through Sept. 30, 2011	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+0.48%	+4.39%	+5.40%	n/a
Including sales charge	-5.26%	+3.15%	+4.78%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	+0.44%	+3.89%	+4.77%	n/a
Including sales charge	-3.36%	+3.51%	+4.77%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	-0.34%	+3.62%	+4.62%	n/a
Including sales charge	-1.29%	+3.62%	+4.62%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+0.22%	+4.14%	n/a	+5.24%
Including sales charge	+0.22%	+4.14%	n/a	+5.24%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+0.63%	+4.66%	+5.67%	n/a
Including sales charge	+0.63%	+4.66%	+5.67%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 15. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 28, 2011, through Jan. 30, 2012.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2011, through Jan. 30, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risk, the Fund will be subject to special risks, including counterparty risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each fund has a different level of risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.88% of the Fund’s average daily net assets from Jan. 28, 2011, through Jan. 30, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.57%	2.27%	2.27%	1.87%	1.27%
(without fee waivers)
Net expenses	1.13%	1.88%	1.88%	1.38%	0.88%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

(continues)       15

Performance summaries

Delaware Foundation® Conservative Allocation Fund

Performance of a $10,000 investment1
Average annual total returns from Sept. 30, 2001, through Sept. 30, 2011

	Starting value (Sept. 30, 2001)	Ending value (Sept. 30, 2011)
Barclays Capital U.S. Aggregate Index	$10,000	$17,348
Delaware Foundation Conservative Allocation Fund — Class A shares	$9,425	$15,953

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 30, 2001, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 15. Please note additional details on pages 14 through 16.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Sept. 30, 2001.

The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFIAX	245918107
Class B	DFIDX	245918206
Class C	DFICX	245918305
Class R	DFIRX	245918818
Institutional Class	DFIIX	245918404

Disclosure of Fund expenses

For the six-month period from April 1, 2011 to September 30, 2011

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2011 to September 30, 2011.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Foundation® Equity Fund
expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/11 to
	4/1/11	9/30/11	Ratio	9/30/11*
Actual Fund return
Class A	$1,000.00	$814.90	1.18%	$5.37
Class C	1,000.00	812.40	1.93%	8.77
Class R	1,000.00	813.80	1.43%	6.50
Institutional Class	1,000.00	816.00	0.93%	4.23
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.18%	$5.97
Class C	1,000.00	1,015.39	1.93%	9.75
Class R	1,000.00	1,017.90	1.43%	7.23
Institutional Class	1,000.00	1,020.41	0.93%	4.71

Delaware Foundation Growth Allocation Fund
expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/11 to
	4/1/11	9/30/11	Ratio	9/30/11*
Actual Fund return
Class A	$1,000.00	$867.50	1.15%	$5.38
Class B	1,000.00	867.80	1.15%	5.38
Class C	1,000.00	864.80	1.90%	8.88
Class R	1,000.00	866.70	1.40%	6.55
Institutional Class	1,000.00	869.00	0.90%	4.22
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.15%	$5.82
Class B	1,000.00	1,019.30	1.15%	5.82
Class C	1,000.00	1,015.54	1.90%	9.60
Class R	1,000.00	1,018.05	1.40%	7.08
Institutional Class	1,000.00	1,020.56	0.90%	4.56

Delaware Foundation® Moderate Allocation Fund
expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/11 to
	4/1/11	9/30/11	Ratio	9/30/11*
Actual Fund return
Class A	$1,000.00	$906.30	1.13%	$5.40
Class B	1,000.00	903.20	1.90%	9.06
Class C	1,000.00	903.40	1.90%	9.07
Class R	1,000.00	904.80	1.40%	6.69
Institutional Class	1,000.00	907.40	0.90%	4.30
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.13%	$5.72
Class B	1,000.00	1,015.54	1.90%	9.60
Class C	1,000.00	1,015.54	1.90%	9.60
Class R	1,000.00	1,018.05	1.40%	7.08
Institutional Class	1,000.00	1,020.56	0.90%	4.56

Delaware Foundation Conservative Allocation Fund
expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/11 to
	4/1/11	9/30/11	Ratio	9/30/11*
Actual Fund return
Class A	$1,000.00	$948.80	1.14%	$5.57
Class B	1,000.00	949.20	1.14%	5.57
Class C	1,000.00	945.30	1.89%	9.22
Class R	1,000.00	947.50	1.39%	6.79
Institutional Class	1,000.00	949.20	0.89%	4.35
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.14%	$5.77
Class B	1,000.00	1,019.40	1.14%	5.77
Class C	1,000.00	1,015.64	1.89%	9.55
Class R	1,000.00	1,018.15	1.39%	7.03
Institutional Class	1,000.00	1,020.66	0.89%	4.51

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Security type/sector allocations,
top 10 equity holdings and country allocations

Delaware Foundation® Equity Fund
As of September 30, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Common Stock	94.35%
U.S. Markets	54.38%
Consumer Discretionary	6.37%
Consumer Staples	5.50%
Energy	4.55%
Financials	6.05%
Healthcare	7.38%
Industrials	5.16%
Information Technology	13.77%
Materials	1.22%
Telecommunication Services	2.75%
Utilities	1.63%
Developed Markets	26.59%
Consumer Discretionary	3.20%
Consumer Staples	4.13%
Energy	1.20%
Financials	2.37%
Healthcare	2.92%
Industrials	4.56%
Information Technology	1.42%
Materials	4.00%
Telecommunication Services	1.82%
Utilities	0.97%
Emerging Markets	13.38%
Consumer Discretionary	0.93%
Consumer Staples	1.21%
Energy	2.50%
Financials	2.14%
Healthcare	0.65%
Industrials	0.52%
Information Technology	2.07%
Materials	1.54%
Telecommunication Services	1.46%
Utilities	0.36%
Exchange-Traded Funds	2.61%
Preferred Stock	0.07%
Right	0.00%
Short-Term Investments	2.16%
Securities Lending Collateral	0.45%
Total Value of Securities	99.64%
Obligation to Return Securities Lending Collateral	(0.45%)
Receivables and Other Assets Net of Other Liabilities	0.81%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
iShares MSCI Japan Index Fund	2.30%
Apple	2.02%
QUALCOMM	1.13%
Google Class A	1.12%
Visa Class A	1.00%
MasterCard Class A	0.99%
CGI Group Class A	0.94%
Lowe’s	0.93%
Allergan	0.90%
AT&T	0.85%

Percentage
Country	of net assets
Argentina	0.10%
Australia	1.38%
Austria	0.04%
Belgium	0.13%
Bermuda	0.10%
Brazil	2.49%
Canada	1.96%
China	1.72%
Denmark	0.68%
Finland	0.06%
France	3.84%
Germany	1.51%
Greece	0.09%
Guernsey	0.05%
Hong Kong	1.24%
Hungary	0.04%
India	0.30%
Indonesia	0.29%
Ireland	0.50%
Israel	0.83%
Italy	0.16%
Japan	3.26%
Malaysia	0.44%
Mexico	0.74%
Netherlands	0.44%
New Zealand	0.05%
Norway	0.07%
Peru	0.17%
Poland	0.33%
Republic of Korea	2.08%
Russia	1.00%
Singapore	0.27%
South Africa	0.90%
Spain	0.32%
Sweden	1.05%
Switzerland	3.09%
Taiwan	1.26%
Thailand	0.44%
Turkey	0.27%
United Kingdom	6.36%
United States	56.98%
Total	97.03%

(continues) 21

Security type/sector allocations,
top 10 equity holdings and country allocations

Delaware Foundation® Growth Allocation Fund
As of September 30, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Common Stock	73.72%
U.S. Markets	41.34%
Consumer Discretionary	4.85%
Consumer Staples	4.22%
Energy	3.43%
Financials	4.69%
Healthcare	5.57%
Industrials	3.87%
Information Technology	10.46%
Materials	0.91%
Telecommunication Services	2.07%
Utilities	1.27%
Developed Markets	22.24%
Consumer Discretionary	2.68%
Consumer Staples	3.46%
Energy	0.92%
Financials	2.22%
Healthcare	2.34%
Industrials	3.80%
Information Technology	1.48%
Materials	3.13%
Telecommunication Services	1.41%
Utilities	0.80%
Emerging Markets	10.14%
Consumer Discretionary	0.75%
Consumer Staples	0.90%
Energy	1.89%
Financials	1.82%
Healthcare	0.50%
Industrials	0.32%
Information Technology	1.51%
Materials	1.19%
Telecommunication Services	1.09%
Utilities	0.17%
Convertible Preferred Stock	0.06%
Exchange-Traded Fund	0.05%
Agency Collateralized Mortgage Obligations	0.40%
Agency Mortgage-Backed Securities	2.50%
Commercial Mortgage-Backed Securities	1.03%
Convertible Bonds	0.54%
Corporate Bonds	9.80%
Banking	1.19%
Basic Industry	0.93%
Brokerage	0.10%
Capital Goods	0.21%
Consumer Cyclical	0.59%
Consumer Non-Cyclical	1.04%
Energy	1.57%
Financials	0.36%
Insurance	0.35%
Media	0.17%
Real Estate	0.27%
Services	0.32%
Technology	0.41%
Telecommunications	1.18%
Transportation	0.21%
Utilities	0.90%
Non-Agency Asset-Backed Securities	0.15%
Non-Agency Collateralized Mortgage Obligations	0.09%
Regional Bonds	0.82%
Senior Secured Loans	0.94%
Sovereign Bonds	2.26%
Supranational Banks	0.06%
U.S. Treasury Obligations	3.45%
Preferred Stock	0.08%
Right	0.00%
Short-Term Investments	4.46%
Total Value of Securities	100.41%
Liabilities Net of Receivables and Other Assets	(0.41%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	1.47%
QUALCOMM	0.85%
Google Class A	0.85%
Visa Class A	0.75%
MasterCard Class A	0.75%
CGI Group Class A	0.73%
Lowe’s	0.69%
Allergan	0.68%
AT&T	0.63%
Intercontinental Exchange	0.63%

Percentage
Country	of net assets
Argentina	0.07%
Australia	1.85%
Australia	0.03%
Belgium	0.14%
Bermuda	0.13%
Brazil	1.78%
Canada	2.11%
Cayman Islands	0.29%
China	1.38%
Colombia	0.13%
Denmark	0.51%
Finland	0.07%
France	3.01%
Germany	1.24%
Greece	0.07%
Guernsey	0.03%
Hong Kong	1.06%
Hungary	0.05%
India	0.52%
Indonesia	0.27%
Ireland	0.41%
Israel	0.62%
Italy	0.23%
Japan	4.27%
Jersey	0.01%
Liberia	0.01%
Luxembourg	0.24%
Malaysia	0.31%
Mexico	0.66%
New Zealand	0.42%
Norway	0.54%
Panama	0.08%
Peru	0.22%
Philippines	0.15%
Poland	0.37%
Republic of Korea	1.61%
Russia	0.89%
Singapore	0.31%
Supranational	0.06%
South Africa	0.82%
Spain	0.39%
Sweden	0.95%
Switzerland	2.38%
Taiwan	1.06%
Thailand	0.32%
Turkey	0.26%
United Kingdom	4.89%
United States	58.68%
Uruguay	0.05%
Total	95.95%

(continues) 23

Security type/sector allocations,
top 10 equity holdings and country allocations

Delaware Foundation® Moderate Allocation Fund
As of September 30, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Common Stock	54.66%
U.S. Markets	30.76%
Consumer Discretionary	3.63%
Consumer Staples	3.10%
Energy	2.59%
Financials	3.48%
Healthcare	4.14%
Industrials	2.88%
Information Technology	7.77%
Materials	0.68%
Telecommunication Services	1.55%
Utilities	0.94%
Developed Markets	16.51%
Consumer Discretionary	1.99%
Consumer Staples	2.56%
Energy	0.68%
Financials	1.64%
Healthcare	1.74%
Industrials	2.83%
Information Technology	1.08%
Materials	2.34%
Telecommunication Services	1.05%
Utilities	0.60%
Emerging Markets	7.39%
Consumer Discretionary	0.54%
Consumer Staples	0.67%
Energy	1.37%
Financials	1.24%
Healthcare	0.37%
Industrials	0.25%
Information Technology	1.16%
Materials	0.83%
Telecommunication Services	0.85%
Utilities	0.11%
Convertible Preferred Stock	0.11%
Exchange-Traded Fund	0.01%
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	0.43%
Agency Mortgage-Backed Securities	4.03%
Commercial Mortgage-Backed Securities	1.45%
Convertible Bonds	1.13%
Corporate Bonds	17.71%
Banking	2.22%
Basic Industry	1.73%
Brokerage	0.30%
Capital Goods	0.59%
Consumer Cyclical	1.14%
Consumer Non-Cyclical	2.00%
Energy	2.43%
Financials	0.68%
Insurance	0.55%
Media	0.34%
Real Estate	0.51%
Services	0.55%
Technology	0.86%
Telecommunications	1.78%
Transportation	0.47%
Utilities	1.56%
Municipal Bond	0.07%
Non-Agency Asset-Backed Securities	0.53%
Non-Agency Collateralized Mortgage Obligations	0.17%
Regional Bonds	1.27%
Senior Secured Loans	1.66%
Sovereign Bonds	4.06%
Supranational Banks	0.12%
U.S. Treasury Obligations	6.59%
Preferred Stock	0.11%
Right	0.00%
Short-Term Investments	7.32%
Total Value of Securities	101.45%
Liabilities Net of Receivables and Other Assets	(1.45%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	1.10%
QUALCOMM	0.63%
Google Class A	0.63%
Visa Class A	0.56%
MasterCard Class A	0.56%
CGI Group Class A	0.53%
Lowe’s	0.52%
Allergan	0.51%
AT&T	0.48%
Merck	0.46%

Percentage
Country	of net assets
Argentina	0.04%
Australia	1.82%
Austria	0.02%
Belgium	0.12%
Bermuda	0.15%
Brazil	1.53%
British Virgin Islands	0.07%
Canada	2.60%
Cayman Islands	0.51%
Chile	0.24%
China	1.03%
Colombia	0.21%
Denmark	0.38%
Finland	0.07%
France	2.43%
Germany	0.97%
Greece	0.05%
Guernsey	0.02%
Hong Kong	0.78%
Hungary	0.03%
India	0.35%
Indonesia	0.34%
Ireland	0.34%
Israel	0.46%
Italy	0.16%
Japan	3.25%
Jersey	0.02%
Liberia	0.01%
Lithuania	0.03%
Luxembourg	0.51%
Malaysia	0.21%
Mexico	0.48%
Netherlands	0.27%
New Zealand	0.06%
Norway	0.93%
Panama	0.14%
Peru	0.23%
Philippines	0.09%
Poland	0.33%
Qatar	0.08%
Republic of Korea	1.26%
Russia	0.72%
Singapore	0.23%
Supranational	0.12%
South Africa	0.92%
Spain	0.36%
Sweden	0.81%
Switzerland	1.77%
Taiwan	0.79%
Thailand	0.24%
Turkey	0.20%
United Kingdom	3.90%
United States	61.36%
Uruguay	0.09%
Total	94.13%

(continues) 25

Security type/sector allocations,
top 10 equity holdings and country allocations

Delaware Foundation® Conservative Allocation Fund
As of September 30, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector

Percentage
Security type/sector	of net assets
Common Stock	36.06%
U.S. Markets	20.36%
Consumer Discretionary	2.40%
Consumer Staples	2.05%
Energy	1.72%
Financials	2.29%
Healthcare	2.75%
Industrials	1.91%
Information Technology	5.15%
Materials	0.45%
Telecommunication Services	1.02%
Utilities	0.62%
Developed Markets	10.90%
Consumer Discretionary	1.31%
Consumer Staples	1.69%
Energy	0.44%
Financials	1.08%
Healthcare	1.15%
Industrials	1.88%
Information Technology	0.72%
Materials	1.54%
Telecommunication Services	0.70%
Utilities	0.39%
Emerging Markets	4.80%
Consumer Discretionary	0.34%
Consumer Staples	0.41%
Energy	0.95%
Financials	0.78%
Healthcare	0.25%
Industrials	0.17%
Information Technology	0.71%
Materials	0.56%
Telecommunication Services	0.55%
Utilities	0.08%
Convertible Preferred Stock	0.13%
Exchange-Traded Fund	0.01%
Agency Collateralized Mortgage Obligations	0.67%
Agency Mortgage-Backed Securities	6.15%
Commercial Mortgage-Backed Securities	2.52%
Convertible Bonds	1.22%
Corporate Bonds	24.58%
Banking	2.98%
Basic Industry	2.30%
Brokerage	0.38%
Capital Goods	0.62%
Consumer Cyclical	1.42%
Consumer Non-Cyclical	3.08%
Energy	3.60%
Financials	1.02%
Insurance	0.78%
Media	0.59%
Real Estate	0.69%
Services	0.73%
Technology	0.93%
Telecommunications	2.51%
Transportation	0.58%
Utilities	2.37%
Non-Agency Asset-Backed Securities	0.69%
Non-Agency Collateralized Mortgage Obligations	0.21%
Regional Bonds	1.53%
Senior Secured Loans	2.41%
Sovereign Bonds	5.40%
Supranational Banks	0.16%
U.S. Treasury Obligations	10.49%
Preferred Stock	0.10%
Right	0.00%
Short-Term Investments	10.49%
Total Value of Securities	102.82%
Liabilities Net of Receivables and Other Assets	(2.82%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	0.73%
Google Class A	0.42%
QUALCOMM	0.42%
MasterCard Class A	0.37%
Visa Class A	0.37%
CGI Group Class A	0.36%
Lowe’s	0.34%
Allergan	0.34%
IntercontinentalExchange	0.31%
AT&T	0.31%

Percentage
Country	of net assets
Argentina	0.03%
Australia	2.13%
Australia	0.01%
Belgium	0.12%
Bermuda	0.25%
Brazil	0.93%
British Virgin Islands	0.17%
Canada	2.59%
Cayman Islands	0.69%
Chile	0.23%
China	0.69%
Colombia	0.28%
Denmark	0.25%
Finland	0.08%
France	1.73%
Germany	0.78%
Greece	0.03%
Guernsey	0.01%
Hong Kong	0.53%
Hungary	0.02%
India	0.24%
Indonesia	0.47%
Ireland	0.26%
Israel	0.31%
Italy	0.21%
Japan	2.10%
Jersey	0.04%
Liberia	0.01%
Luxembourg	0.59%
Malaysia	0.17%
Mexico	0.33%
Netherlands	0.20%
New Zealand	0.06%
Norway	1.29%
Panama	0.19%
Peru	0.26%
Philippines	0.12%
Poland	0.36%
Republic of Korea	0.88%
Russia	0.65%
Singapore	0.16%
Supranational	0.16%
South Africa	0.88%
Spain	0.44%
Sweden	0.70%
Switzerland	1.16%
Taiwan	0.47%
Thailand	0.15%
Turkey	0.18%
United Kingdom	2.88%
United States	64.74%
Uruguay	0.12%
Total	92.33%

Statements of net assets

Delaware Foundation® Equity Fund
September 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 94.35%
U.S. Markets – 54.38%
Consumer Discretionary – 6.37%
†	AFC Enterprises	68	$804
†	Apollo Group Class A	222	8,792
†	Bally Technologies	8	216
	Big 5 Sporting Goods	45	274
†	Buffalo Wild Wings	11	658
	CBS Class B	27	550
	CEC Entertainment	21	598
*†	Cheesecake Factory	21	518
	Cinemark Holdings	29	548
	Comcast Class A	358	7,482
	Comcast Special Class	156	3,228
	Cooper Tire & Rubber	38	414
	DSW Class A	25	1,155
*	Expedia	56	1,442
†	Ford Motor	191	1,847
†	G-III Apparel Group	37	846
	Guess	35	997
†	Iconix Brand Group	50	790
†	Jack in the Box	25	498
	Jarden	64	1,809
	Jones Group	25	230
*†	Jos. A Bank Clothiers	21	979
†	Knology	59	766
	Kohl’s	35	1,719
	Lincoln Educational Services	33	267
	Lowe’s	707	13,672
	Macy’s	112	2,948
	McDonald’s	45	3,952
	National CineMedia	38	551
	NIKE Class B	91	7,781
	Nordstrom	38	1,736
†	Perry Ellis International	44	827
†	priceline.com	25	11,236
†	Shuffle Master	78	656
	Staples	486	6,464
	Starbucks	33	1,231
†	Steven Madden	30	903
	Target	36	1,765
†	Tenneco	26	666
	Viacom Class B	55	2,131
			93,946

Consumer Staples – 5.50%
	Archer-Daniels-Midland	392	9,725
	Avon Products	306	5,998
	Bunge	61	3,556
	Casey’s General Stores	31	1,353
	Coca-Cola	29	1,959
	CVS Caremark	313	10,510
†	Fresh Market	17	649
	General Mills	58	2,231
	J&J Snack Foods	19	913
	Kimberly-Clark	153	10,864
	Kraft Foods	232	7,791
	PepsiCo	63	3,900
†	Prestige Brands Holdings	75	679
	Procter & Gamble	78	4,928
	Safeway	448	7,450
†	Susser Holdings	50	997
	Walgreen	230	7,565
			81,068

Energy – 4.55%
	Apache	15	1,204
	Baker Hughes	31	1,431
	Berry Petroleum Class A	30	1,061
	Bristow Group	22	933
†	Carrizo Oil & Gas	35	754
	Chevron	108	9,992
†	Complete Production Services	27	509
	ConocoPhillips	121	7,662
	EOG Resources	144	10,224
	Exxon Mobil	86	6,246
	Hess	27	1,416
†	Key Energy Services	78	740
	Lufkin Industries	9	479
	Marathon Oil	315	6,798
	National Oilwell Varco	19	973
†	Newfield Exploration	42	1,667
	Occidental Petroleum	28	2,002
†	Pioneer Drilling	106	761
†	RigNet	41	657
†	Rosetta Resources	17	582
	Schlumberger	52	3,106
†	Swift Energy	25	609
	Williams	301	7,326
			67,132
Financials – 6.05%
	AFLAC	46	1,608
	Allstate	322	7,628
	American Equity Investment Life Holding	73	639
	Apollo Investment	81	609
	Bank of New York Mellon	382	7,101
	BlackRock	13	1,924
	Boston Private Financial Holdings	104	612
	Capital One Financial	51	2,021
	Cardinal Financial	63	543
	City Holding	19	513
	CME Group	35	8,624
	DCT Industrial Trust	150	659
	Delphi Financial Group	26	560
	Dime Community Bancshares	56	567
	DuPont Fabros Technology	37	729
	EastGroup Properties	22	839
	Entertainment Properties Trust	21	819

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	Flushing Financial	61	$659
	Goldman Sachs Group	15	1,418
@	Harleysville Group	6	353
	Home Bancshares	29	615
	Home Properties	17	965
	Host Hotels & Resorts	114	1,247
@	Independent Bank	23	500
†	IntercontinentalExchange	100	11,825
	JPMorgan Chase	115	3,464
	LaSalle Hotel Properties	41	787
	M&T Bank	13	909
	Marsh & McLennan	282	7,484
	Park National	15	793
†	Piper Jaffray	18	323
	Primerica	35	755
	ProAssurance	10	720
	Prosperity Bancshares	20	654
	Prudential Financial	54	2,530
†	Sovran Self Storage	23	855
	Susquehanna Bancshares	99	542
	Tanger Factory Outlet Centers	31	806
†	Texas Capital Bancshares	26	594
	Travelers	189	9,209
	Trustmark	43	780
	Webster Financial	43	658
	Wells Fargo	158	3,811
			89,251
Healthcare – 7.38%
	Abbott Laboratories	48	2,455
†	Acorda Therapeutics	23	459
†	Air Methods	17	1,082
†	Align Technology	48	728
	Allergan	161	13,264
	AmerisourceBergen	29	1,081
	Amgen	35	1,923
†	AMN Healthcare Services	121	485
	Baxter International	144	8,084
	Cardinal Health	197	8,250
†	Catalyst Health Solutions	15	865
†	Celgene	25	1,548
†	Conmed	27	621
†	CryoLife	76	341
†	Express Scripts	51	1,891
†	Gilead Sciences	50	1,940
†	Haemonetics	15	877
*†	Incyte	44	615
	Johnson & Johnson	137	8,728
†	Medco Health Solutions	48	2,251
	Merck	366	11,972
†	Merit Medical Systems	64	841
†	ONYX Pharmaceuticals	32	960
	Perrigo	69	6,701
	Pfizer	701	12,395
	Quality Systems	11	1,067
	Quest Diagnostics	159	7,848
†	Quidel	54	884
†	SonoSite	29	880
*†	Spectrum Pharmaceuticals	55	420
†	Thermo Fisher Scientific	41	2,076
	UnitedHealth Group	78	3,597
†	Vertex Pharmaceuticals	19	846
*	West Pharmaceutical Services	22	816
			108,791
Industrials – 5.16%
	AAON	44	693
	Acuity Brands	17	613
	Applied Industrial Technologies	33	896
	Barnes Group	38	732
	Caterpillar	83	6,129
†	Chart Industries	15	633
†	Columbus McKinnon	41	449
†	CRA International	19	380
	Cummins	19	1,552
	Deere	27	1,743
	Ducommun	34	509
	ESCO Technologies	22	561
†	Esterline Technologies	19	985
	Expeditors International of Washington	160	6,488
	FedEx	9	609
	Fluor	29	1,350
	General Electric	110	1,676
†	Gibraltar Industries	83	674
	Granite Construction	19	357
	Honeywell International	47	2,064
†	Hub Group Class A	35	989
	Hunt (J.B.) Transport Services	24	867
†	Kadant	35	622
*†	KEYW Holding	47	334
†	Kforce	66	647
	Lockheed Martin	20	1,453
	Manpower	25	841
	McGrath RentCorp	18	428
†	MYR Group	41	723
	Norfolk Southern	19	1,159
	Northrop Grumman	149	7,772
	Raytheon	195	7,970
	Republic Services	38	1,066
	Rockwell Collins	13	686
	Roper Industries	12	827
†	RPX	14	290
†	Tetra Tech	29	543
†	Titan Machinery	37	662
	Towers Watson Class A	29	1,734
	Triumph Group	31	1,511

(continues)       29

Statements of net assets

Delaware Foundation® Equity Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials (continued)
	Tutor Perini	26	$299
	Union Pacific	20	1,633
	United Stationers	34	927
	United Technologies	47	3,307
†	URS	29	860
	US Ecology	37	572
	Waste Management	252	8,205
			76,020
Information Technology – 13.77%
†	Adobe Systems	304	7,348
	Adtran	32	847
*†	Amkor Technology	140	610
	Anixter International	17	806
†	Apple	78	29,731
†	Applied Micro Circuits	111	596
*†	Cirrus Logic	28	413
	Cisco Systems	542	8,396
†	Cognizant Technology Solutions Class A	29	1,818
†	comScore	31	523
†	EMC	134	2,813
†	ExlService Holdings	11	242
†	FARO Technologies	20	631
†	Google Class A	32	16,459
	Intel	493	10,516
	International Business Machines	8	1,400
	Intuit	218	10,342
†	IXYS	59	642
	j2 Global Communications	35	942
†	Liquidity Services	23	738
†	LogMeln	26	863
	MasterCard Class A	46	14,588
†	MEMC Electronic Materials	137	718
	Microsoft	190	4,729
	Motorola Solutions	184	7,710
†	NetAPP	42	1,425
†	NETGEAR	19	492
†	Nuance Communications	47	957
†	ON Semiconductor	146	1,047
	Oracle	29	833
	Plantronics	23	654
†	Polycom	198	3,637
†	Progress Software	38	667
	QUALCOMM	342	16,630
†	QuinStreet	53	549
†	Rofin-Sinar Technologies	19	365
†	Semtech	28	591
†	SolarWinds	20	440
†	SS&C Technologies Holdings	55	786
†	SuccessFactors	28	644
*†	Synaptics	32	765
	Syntel	14	605
†	TeleTech Holdings	50	762
†	Teradata	155	8,297
*†	ValueClick	43	669
	VeriSign	314	8,984
†	ViaSat	17	566
	Visa Class A	172	14,743
†	Vocus	40	670
	Xerox	1,032	7,193
†	Yahoo	426	5,606
			202,998
Materials – 1.22%
	Boise	90	465
†	Castle (A.M.)	40	438
	Celanese Class A	54	1,757
	Cliffs Natural Resources	21	1,075
†	Coeur d’Alene Mines	25	536
	Dow Chemical	37	831
*	duPont (E.I.) deNemours	199	7,953
	Eastman Chemical	16	1,096
†	Ferro	92	566
†	KapStone Paper & Packaging	57	792
	Koppers Holdings	27	691
†	Owens-Illinois	47	711
	Silgan Holdings	23	845
†	TPC Group	14	281
			18,037
Telecommunication Services – 2.75%
*	Alaska Communications Systems Group	59	387
	AT&T	442	12,606
	Atlantic Tele-Network	15	493
†	Crown Castle International	295	11,998
†	NII Holdings	230	6,199
	NTELOS Holdings	38	674
	Verizon Communications	224	8,243
			40,600
Utilities – 1.63%
	AGL Resources	32	1,304
	Cleco	25	854
	Edison International	217	8,300
	Exelon	36	1,534
	MDU Resources Group	56	1,075
	NorthWestern	18	575
	OGE Energy	23	1,099
	Progress Energy	161	8,327
	UIL Holdings	18	593
	UNITIL	16	411
			24,072
Total U.S. Markets
	(cost $770,032)		801,915

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets – 26.59%
Consumer Discretionary – 3.20%
	Bayerische Motoren Werke	82	$5,416
	Cie Financiere Richemont Class A	29	1,292
	Cie Generale des Etablissements
	Michelin Class B	19	1,136
	Crown	106	808
	Don Quijote	200	7,140
	Hennes & Mauritz Class B	32	958
	LVMH Moet Hennessy Louis Vuitton	7	924
	Pirelli & C	110	782
	PPR	21	2,714
	Promotora de Informaciones ADR	441	1,954
	Publicis Groupe	95	3,965
	Reed Elsevier	128	980
	Sky City Entertainment Group	300	759
	Sodexo	14	922
	Sumitomo Rubber Industries	122	1,560
	Swatch Group	9	536
	Swatch Group Bearer Shares	3	987
	Techtronic Industries	4,000	2,689
	Toyota Motor	200	6,856
*	Yamada Denki	14	974
	Yue Yuen Industrial Holdings	1,500	3,879
			47,231
Consumer Staples – 4.13%
	Anheuser-Busch InBev	37	1,964
	Aryzta	207	8,987
	British American Tobacco	84	3,546
	Carlsberg Class B	11	652
	Coca Cola Hellenic Bottling	53	934
	Coca-Cola Amatil	556	6,372
	Danone	16	983
	Diageo	86	1,640
	Golden Agri-Resources	2,000	926
	Greggs	1,100	7,870
	Imperial Tobacco Group	44	1,485
	Kerry Group Class A	24	842
	Koninklijke Ahold	112	1,317
	L’Oreal	12	1,171
	Nestle	89	4,899
	Reckitt Benckiser Group	31	1,571
	SABMiller	29	946
	Tesco	1,629	9,541
	Unilever	37	1,159
	Unilever CVA	51	1,614
	Wesfarmers	27	816
	Woolworths	69	1,649
			60,884
Energy – 1.20%
	Aker Solutions	69	661
	AMEC	67	845
	BG Group	120	2,296
	Fugro CVA	17	857
†	Kvaerner	285	377
†	Nabors Industries	66	809
	Neste Oil	100	868
	Noble	50	1,468
	Repsol	40	1,056
	Santos	91	985
	Total	147	6,485
	Woodside Petroleum	34	1,054
			17,761
Financials – 2.37%
	AIA Group	400	1,133
	Alterra Capital Holdings	33	626
	AXA	182	2,368
	Credit Agricole	133	915
=#@†	Etalon Group GDR 144A	200	700
	Hong Kong Exchanges & Clearing	100	1,451
	HSBC Holdings	705	5,399
*†	IMMOFINANZ	205	580
†	Lloyds Banking Group	2,700	1,449
	Man Group	273	706
	Mitsubishi UFJ Financial Group	1,200	5,508
	Nordea Bank	634	5,129
	Standard Chartered	347	6,922
†	UBS	125	1,430
	Unione di Banche Italiane	165	611
			34,927
Healthcare – 2.92%
†	Alkermes	71	1,083
	Bayer	22	1,214
	Dainippon Sumitomo Pharma	100	1,099
	Fresenius	11	978
	Getinge Class B	42	916
†	ICON ADR	38	611
	Lonza Group	16	964
	Meda Class A	615	5,610
	Novartis	142	7,931
	Novo Nordisk ADR	70	6,966
	Novo Nordisk Class B	16	1,596
	Roche Holding	28	4,522
	Sanofi	123	8,090
	Shire	49	1,528
			43,108
Industrials – 4.56%
	ABB	105	1,796
	Aggreko	32	805
	Alfa Laval	52	818
	Alstom	72	2,371
	Asahi Glass	1,000	9,762
	Box Ships	46	364
	Cie de Saint-Gobain	91	3,471
	Deutsche Post	430	5,505

(continues)       31

Statements of net assets

Delaware Foundation® Equity Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Industrials (continued)
	DSV	45	$810
	East Japan Railway	120	7,275
	Experian	114	1,280
†	Fiat Industrial	131	979
	Fraport	15	883
	G4S	267	1,105
	ITOCHU	702	6,708
	Koninklijke Boskalis Westminster	33	1,015
	Koninklijke Philips Electronics	80	1,435
†	Qantas Airways	550	738
	Rolls-Royce Holdings	149	1,370
=†	Rolls-Royce Holdings Class C	15,360	24
	Schneider Electric	19	1,017
	Siemens	27	2,429
	Singapore Airlines	178	3,123
	Societe BIC	11	936
	Sumitomo Electric Industries	100	1,174
	Teleperformance	229	4,864
@†	Tianjin Development Holdings	2,000	879
	Vallourec	22	1,260
	Volvo Class B	117	1,149
	Wendel	14	877
	Wolseley	40	992
			67,214
Information Technology – 1.42%
	Accenture Class A	39	2,055
	Amadeus IT Holding	57	911
†	CGI Group Class A	734	13,801
	Computershare	95	677
	Infineon Technologies	129	952
†	InterXion Holding	27	319
	SAP	43	2,188
			20,903
Materials – 4.00%
	Agrium	22	1,467
	Air Liquide	12	1,401
	Anglo American	40	1,376
	Anglo American ADR	100	1,736
†	AuRico Gold	554	5,227
	BHP Billiton	95	2,538
	BHP Billiton Limited	130	4,306
	Incitec Pivot	300	930
	Johnson Matthey	33	809
	Kazakhmys	63	770
	Lafarge	58	1,993
	Lanxess	22	1,055
	Newcrest Mining	39	1,286
	Rexam	1,473	7,082
	Rio Tinto	168	7,450
	Rio Tinto Limited	13	762
	Syngenta	5	1,299
	Syngenta ADR	137	7,106
	Wacker Chemie	7	621
	Xstrata	107	1,351
	Yamana Gold	610	8,367
			58,932
Telecommunication Services – 1.82%
	China Mobile ADR	102	4,968
*	China Unicom Hong Kong ADR	163	3,325
	Tele2 Class B	51	923
	Vivendi	391	7,960
	Vodafone Group	2,907	7,491
	Vodafone Group ADR	86	2,206
			26,873
Utilities – 0.97%
	Centrica	335	1,544
	Enagas	43	790
	National Grid	1,022	10,128
	SSE	50	1,003
	Suez Enviornnement	60	835
			14,300
Total Developed Markets
	(cost $434,164)		392,133

XEmerging Markets – 13.38%
Consumer Discretionary – 0.93%
	B2W Cia Global Do Varejo	91	719
†	Ctrip.com International ADR	168	5,403
	Cyrela Brazil Realty SA
	Empreendimentos e Participacoes	67	415
	Grupo Televisa ADR	204	3,752
	Hyundai Home Shopping Network	11	1,273
	LG Electronics	17	968
@	Turkiye Sise ve Cam Fabrikalari	556	1,060
†	Xueda Education Group ADR	38	104
			13,694
Consumer Staples – 1.21%
	Brazil Foods ADR	96	1,683
*	Cia Brasileira de Distribuicao Grupo
	Pao de Acucar ADR	30	923
@	Cresud ADR	98	1,060
	Fomento Economico Mexicano ADR	19	1,232
	Hypermarcas	200	954
	KT&G	59	3,662
@	Lotte Chilsung Beverage	4	4,002
@	Lotte Confectionery	2	2,562
	Tingyi Cayman Islands Holding	139	341
	Tsingtao Brewery	71	390
	Wal-Mart de Mexico Series V	445	1,020
			17,829

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Energy – 2.50%
†	Banpu NVDR	168	$2,810
	China Petroleum & Chemical ADR	6	575
	CNOOC	3,000	4,824
	CNOOC ADR	2	321
	Gazprom ADR	252	2,412
	LUKOIL ADR	35	1,757
*	PetroChina ADR	13	1,566
	Petroleo Brasileiro SA ADR	306	6,870
	Petroleo Brasileiro SP ADR	255	5,284
†	Polski Koncern Naftowy Orlen	59	643
	PTT	195	1,628
	PTT Exploration & Production	100	448
#	Reliance Industries GDR 144A	96	3,098
†	Rosneft Oil GDR	249	1,447
	Sasol ADR	31	1,259
	Tambang Batubara Bukit Asam	1,000	1,890
			36,832
Financials – 2.14%
	ABSA Group	37	613
	Banco Bradesco ADR	66	976
	Banco Santander Brasil ADR	200	1,464
	Bangkok Bank	171	769
	Bank of China	3,300	1,020
	China Construction Bank	1,679	1,016
	Credicorp	6	553
	Fubon Financial Holding	1,101	1,138
†	Grupo Financiero Banorte	300	886
@	Hong Leong Bank	500	1,596
	ICICI Bank ADR	37	1,285
	Industrial & Commercial Bank of China	1,881	908
@	IRSA Inversiones y Representaciones ADR	43	374
@	KB Financial Group ADR	89	2,916
@	KLCC Property Holdings	1,400	1,394
	Malayan Banking	570	1,422
	OTP Bank	42	618
	Powszechna Kasa Oszczednosci
	Bank Polski	107	1,054
	Powszechny Zaklad Ubezpieczen	15	1,414
	Samsung Life Insurance	20	1,519
@	Sberbank	1,038	2,273
	Standard Bank Group	218	2,492
	Torunlar Gayrimenkul Yatirim Ortakligi	174	471
	Turkiye Is Bankasi Class C	313	804
@†	UEM Land Holdings	1,750	946
	VTB Bank GDR	404	1,655
			31,576
Healthcare – 0.65%
	Teva Pharmaceutical Industries ADR	256	9,528
			9,528
Industrials – 0.52%
	All America Latina Logistica	100	449
†	Empresas ADR	195	866
	Gol Linhas Aereas Inteligentes ADR	221	1,229
@	KCC	8	1,491
	Santos Brasil Participacoes	100	1,249
	United Tractors	960	2,372
			7,656
Information Technology – 2.07%
	Alibaba.com	500	460
†	Check Point Software Technologies	23	1,213
†	Foxconn International Holdings	2,000	1,033
	Hon Hai Precision Industry	1,469	3,275
	HTC	400	8,786
	LG Display ADR	52	424
	Samsung Electronics	8	5,572
@†	Shanda Games ADR	109	433
*@†	Shanda Interactive Entertainment ADR	53	1,566
*†	Sina	28	2,005
†	Sohu.com	45	2,169
	Taiwan Semiconductor
	Manufacturing ADR	218	2,492
	United Microelectronics	3,000	1,107
			30,535
Materials – 1.54%
	Anglo American Platinum	22	1,500
	ArcelorMittal South Africa	226	1,652
*	Braskem ADR	72	1,125
*†	Cemex ADR	480	1,517
	Cia de Minas Buenaventura ADR	52	1,962
	Fibria Celulose ADR	292	2,210
@	Gerdau	200	1,169
	Gerdau ADR	118	841
	Impala Platinum Holdings	32	646
	Israel Chemicals	130	1,492
†	Jastrzebska Spolka Weglowa	30	770
*	MMC Norilsk Nickel ADR	65	1,401
	Petronas Chemicals Group	600	1,037
	Siam Cement NVDR	100	836
	Vale ADR	200	4,560
			22,718
Telecommunication Services – 1.46%
	America Movil ADR	76	1,678
	Chunghwa Telecom ADR	55	1,815
	KT ADR	165	2,439
	LG Uplus	161	865
	Mobile Telesystems ADR	306	3,764
	MTN Group	120	1,959
	SK Telecom ADR	211	2,969

(continues)       33

Statements of net assets

Delaware Foundation® Equity Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Telecommunication Services (continued)
Telecomunicacoes de Sao Paulo ADR	55	$1,455
Turkcell Iletisim Hizmet ADR	141	1,590
Vodacom Group	277	3,085
		21,619
Utilities – 0.36%
Centrais Eletricas Brasileiras ADR	200	1,754
@ Huaneng Power International ADR	74	1,245
Light	100	1,315
Polska Grupa Energetyczna	179	1,044
		5,358
Total Emerging Markets
(cost $236,326)		197,345

Total Common Stock
(cost $1,440,522)		1,391,393

Exchange-Traded Funds – 2.61%
iShares MSCI EAFE Growth Index	20	997
iShares MSCI Hong Kong Index Fund	165	2,366
iShares MSCI Japan Index Fund	3,590	33,962
iShares MSCI Singapore Index Fund	105	1,155
Total Exchange-Traded Funds
(cost $43,394)		38,480

Preferred Stock – 0.07%
Volkswagen 2.27%	8	1,056
Total Preferred Stock (cost $1,349)		1,056

Right – 0.00%
†Hong Leong Bank	100	48
Total Right (cost $0)		48

	Principal
	Amount (U.S. $)
Short-Term Investments – 2.16%
≠Discount Notes – 1.23%
Federal Home Loan Bank Discount Notes
0.001% 10/3/11	$1,251	1,251
0.01% 12/23/11	661	661
0.03% 11/30/11	4,565	4,565
0.04% 11/2/11	2,699	2,699
Freddie Mac Discount Note
0.05% 11/2/11	8,942	8,942
		18,118
Repurchase Agreement – 0.93%
BNP Paribas 0.02%, dated 9/30/11,
to be repurchased on 10/3/11,
repurchase price $13,749
(collateralized by U.S. Government
obligations 0.625% 7/15/14;
market value $14,024)	13,749	13,749
		13,749
Total Short-Term Investments
(cost $31,867)		31,867

Total Value of Securities Before Securities
Lending Collateral – 99.19%
(cost $1,517,132)		1,462,844

	Number of
	Shares
Securities Lending Collateral** – 0.45%
Investment Companies
Delaware Investments Collateral
Fund No. 1	6,700	6,700
Total Securities Lending Collateral
(cost $6,700)		6,700

Total Value of Securities – 99.64%
(cost $1,523,832)		1,469,544 ©
Obligation to Return Securities
Lending Collateral** – (0.45%)		(6,700)
Receivables and Other Assets Net of
Other Liabilities – 0.81%		11,979
Net Assets Applicable to 166,341
Shares Outstanding – 100.00%		$1,474,823

Net Asset Value – Delaware Foundation Equity Fund
Class A ($286,760 / 32,389 Shares)		$8.85
Net Asset Value – Delaware Foundation Equity Fund
Class C ($20,089 / 2,286.5 Shares)		$8.79
Net Asset Value – Delaware Foundation Equity Fund
Class R ($5,431 / 615 Shares)		$8.83
Net Asset Value – Delaware Foundation Equity Fund
Institutional Class ($1,162,543 / 131,050 Shares)		$8.87

Components of Net Assets at September 30, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$1,483,263
Undistributed net investment income		12,544
Accumulated net realized gain on investments		34,584
Net unrealized depreciation of investments and
foreign currencies		(55,568)
Total net assets		$1,474,823

†	Non income producing security.
*	Full or partially on loan
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but more risk.
@	Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $26,519, which represented 1.80% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $3,798, which represented 0.26% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $724, which represented 0.05% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $6,296 of securities loaned

Net Asset Value and Offering Price Per Share –
Delaware Foundation® Equity Fund
Net asset value Class A (A)	$8.85
Sales charge (5.75% of offering price) (B)	0.54
Offering price	$9.39

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts were outstanding at September 30, 2011:[1]

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	DKK	1,958	USD	(360)	10/4/11	$(7)
MNB	EUR	(1,023)	USD	1,378	10/3/11	7
MNB	GBP	(23)	USD	36	10/3/11	0
MNB	HKD	(675)	USD	87	10/3/11	0
MNB	ILS	(99)	USD	27	10/3/11	0
MNB	PLN	(99)	USD	30	10/3/11	0
MNB	SEK	(3,501)	USD	512	10/4/11	3
						$3

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in ”Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
CVA — Dutch Certificate
DKK — Danish Krone
EUR — European Monetary Unit
GBP — British Pound Sterling
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
ILS — Israeli Shekel
MNB — Mellon National Bank
NVDR — Non-Voting Depositary Receipt
PLN — Polish Zloty
REIT — Real Estate Investment Trust
SEK — Swedish Krona
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues)       35

Statements of net assets

Delaware Foundation® Growth Allocation Fund
September 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 73.72%
U.S. Markets – 41.34%
Consumer Discretionary – 4.85%
†	AFC Enterprises	3,115	$36,850
†	Apollo Group Class A	9,900	392,139
†	Bally Technologies	545	14,704
	Big 5 Sporting Goods	2,065	12,555
†	Buffalo Wild Wings	465	27,807
	CBS Class B	1,280	26,086
	CEC Entertainment	960	27,331
†	Cheesecake Factory	925	22,801
	Cinemark Holdings	1,340	25,299
	Comcast Class A	17,300	361,570
	Comcast Special Class	6,910	142,968
	Cooper Tire & Rubber	1,655	18,023
	DSW Class A	1,170	54,031
	Expedia	2,480	63,860
†	Ford Motor	8,450	81,712
†	G-III Apparel Group	1,615	36,919
	Guess	1,490	42,450
†	Iconix Brand Group	2,235	35,313
†	Jack in the Box	1,155	23,008
	Jarden	2,890	81,671
	Jones Group	1,135	10,453
†	Jos. A Bank Clothiers	990	46,164
†	Knology	2,620	34,008
	Kohl’s	1,540	75,614
	Lincoln Educational Services	1,505	12,175
	Lowe’s	31,400	607,275
	Macy’s	4,950	130,284
	McDonald’s	1,630	143,147
	National CineMedia	1,765	25,610
	NIKE Class B	4,100	350,591
	Nordstrom	1,820	83,138
†	Perry Ellis International	2,020	37,976
†	priceline.com	1,150	516,879
†	Shuffle Master	3,690	31,033
	Staples	21,700	288,610
	Starbucks	1,580	58,918
†	Steven Madden	1,565	47,107
	Target	1,640	80,426
†	Tenneco	1,215	31,116
	Viacom Class B	2,890	111,959
			4,249,580
Consumer Staples – 4.22%
	Archer-Daniels-Midland	17,300	429,213
	Avon Products	15,400	301,840
	Bunge	2,725	158,840
	Casey’s General Stores	1,365	59,582
	Coca-Cola	1,250	84,450
	CVS Caremark	14,400	483,552
†	Fresh Market	750	28,620
	General Mills	2,560	98,483
	J&J Snack Foods	840	40,362
	Kimberly-Clark	6,890	489,259
	Kraft Foods	10,500	352,590
	PepsiCo	2,760	170,844
†	Prestige Brands Holdings	3,535	31,992
	Procter & Gamble	3,530	223,025
	Safeway	20,900	347,567
†	Susser Holdings	2,690	53,612
	Walgreen	10,300	338,767
			3,692,598
Energy – 3.43%
	Apache	650	52,156
	Baker Hughes	1,310	60,470
	Berry Petroleum Class A	1,340	47,409
	Bristow Group	1,005	42,642
†	Carrizo Oil & Gas	1,570	33,834
	Chevron	4,920	455,197
†	Complete Production Services	1,225	23,091
	ConocoPhillips	5,400	341,927
	EOG Resources	6,450	458,014
	Exxon Mobil	3,800	275,994
	Hess	1,190	62,427
†	Key Energy Services	3,580	33,974
	Lufkin Industries	430	22,880
	Marathon Oil	13,900	299,962
	National Oilwell Varco	840	43,025
†	Newfield Exploration	1,810	71,839
	Occidental Petroleum	1,260	90,090
†	Pioneer Drilling	4,280	30,730
†	RigNet	1,800	28,854
†	Rosetta Resources	745	25,494
	Schlumberger	2,300	137,379
†	Swift Energy	1,155	28,113
	Williams	14,000	340,760
			3,006,261
Financials – 4.69%
	AFLAC	2,090	73,046
	Allstate	15,200	360,087
	American Equity Investment
	Life Holding	3,400	29,750
	Apollo Investment	3,745	28,162
	Bank of New York Mellon	17,500	325,324
	BlackRock	580	85,846
	Boston Private Financial Holdings	4,775	28,077
	Capital One Financial	2,190	86,790
	Cardinal Financial	2,860	24,653
	City Holding	860	23,211
	CME Group	1,600	394,239
	DCT Industrial Trust	6,705	29,435
	Delphi Financial Group	1,555	33,464
	Dime Community Bancshares	2,490	25,224

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	DuPont Fabros Technology	1,635	$32,193
	EastGroup Properties	995	37,949
	Entertainment Properties Trust	1,005	39,175
	Flushing Financial	2,825	30,510
	Goldman Sachs Group	670	63,349
@	Harleysville Group	295	17,364
	Home Bancshares	1,255	26,631
	Home Properties	880	49,949
	Host Hotels & Resorts	5,030	55,028
@	Independent Bank	1,065	23,153
†	IntercontinentalExchange	4,655	550,499
	JPMorgan Chase	5,090	153,311
	LaSalle Hotel Properties	1,860	35,712
	M&T Bank	590	41,241
	Marsh & McLennan	13,000	345,019
	Park National	620	32,786
†	Piper Jaffray	790	14,165
	Primerica	1,645	35,466
	ProAssurance	435	31,329
	Prosperity Bancshares	1,170	38,236
	Prudential Financial	2,380	111,527
	Sovran Self Storage	1,110	41,259
	Susquehanna Bancshares	4,400	24,068
	Tanger Factory Outlet Centers	1,365	35,504
†	Texas Capital Bancshares	1,195	27,306
	Travelers	8,810	429,310
	Trustmark	1,910	34,667
	Webster Financial	2,040	31,212
	Wells Fargo	7,030	169,564
			4,104,790
Healthcare – 5.57%
	Abbott Laboratories	2,150	109,951
†	Acorda Therapeutics	1,080	21,557
†	Air Methods	735	46,797
†	Align Technology	2,255	34,208
	Allergan	7,250	597,255
	AmerisourceBergen	1,300	48,451
	Amgen	1,560	85,722
†	AMN Healthcare Services	5,320	21,333
	Baxter International	6,600	370,524
	Cardinal Health	8,700	364,356
†	Catalyst Health Solutions	745	42,979
†	Celgene	1,220	75,542
†	Conmed	1,250	28,763
†	CryoLife	3,480	15,625
†	Express Scripts	2,240	83,037
†	Gilead Sciences	2,100	81,480
†	Haemonetics	620	36,258
†	Incyte	1,955	27,311
	Johnson & Johnson	5,990	381,623
†	Medco Health Solutions	2,200	103,158
	Merck	16,730	547,238
†	Merit Medical Systems	2,793	36,700
†	ONYX Pharmaceuticals	1,375	41,264
	Perrigo	3,100	301,041
	Pfizer	30,739	543,457
	Quality Systems	490	47,530
	Quest Diagnostics	7,400	365,264
†	Quidel	2,395	39,206
†	SonoSite	1,285	38,987
†	Spectrum Pharmaceuticals	2,560	19,533
†	Thermo Fisher Scientific	1,790	90,646
	UnitedHealth Group	3,480	160,498
†	Vertex Pharmaceuticals	880	39,195
	West Pharmaceutical Services	970	35,987
			4,882,476
Industrials – 3.87%
	AAON	1,905	30,004
	Acuity Brands	735	26,489
	Applied Industrial Technologies	1,505	40,876
	Barnes Group	1,770	34,073
	Caterpillar	3,640	268,778
†	Chart Industries	635	26,778
†	Columbus McKinnon	2,080	22,797
†	CRA International	870	17,409
	Cummins	800	65,328
	Deere	1,200	77,484
	Ducommun	1,575	23,594
	ESCO Technologies	965	24,608
†	Esterline Technologies	925	47,952
	Expeditors of International Washington	7,100	287,904
	FedEx	400	27,072
	Fluor	1,210	56,326
	General Electric	4,870	74,219
†	Gibraltar Industries	3,730	30,288
	Granite Construction	840	15,767
	Honeywell International	2,130	93,528
†	Hub Group Class A	1,610	45,515
	Hunt (J.B.) Transport Services	1,080	39,010
†	Kadant	1,510	26,818
†	KEYW Holding	2,095	14,895
†	Kforce	3,185	31,245
	Lockheed Martin	840	61,018
	Manpower	1,150	38,663
	McGrath RentCorp	785	18,675
†	MYR Group	1,870	32,987
	Norfolk Southern	840	51,257
	Northrop Grumman	6,800	354,687
	Raytheon	8,600	351,481
	Republic Services	1,510	42,371
	Rockwell Collins	580	30,601
	Roper Industries	600	41,346
†	RPX	570	11,805
†	Tetra Tech	1,330	24,924

(continues)      37

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials (continued)
†	Titan Machinery	1,555	$27,835
	Towers Watson Class A	1,290	77,116
	Triumph Group	1,075	52,396
	Tutor Perini	1,225	14,075
	Union Pacific	860	70,236
	United Stationers	1,500	40,875
	United Technologies	2,080	146,349
†	URS	1,240	36,778
	US Ecology	1,725	26,686
	Waste Management	11,900	387,463
			3,388,381
Information Technology – 10.46%
†	Adobe Systems	13,600	328,712
	Adtran	1,460	38,632
†	Amkor Technology	6,380	27,817
	Anixter International	750	35,580
†	Apple	3,385	1,290,294
†	Applied Micro Circuits	4,985	26,769
†	Cirrus Logic	1,275	18,794
	Cisco Systems	25,620	396,854
†	Cognizant Technology
	Solutions Class A	1,330	83,391
†	comScore	1,335	22,521
†	EMC	5,790	121,532
†	ExlService Holdings	500	11,000
†	FARO Technologies	915	28,868
†	Google Class A	1,440	740,707
	Intel	23,390	498,909
	International Business Machines	370	64,761
	Intuit	9,800	464,912
†	IXYS	2,640	28,723
	j2 Global Communications	1,575	42,368
†	Liquidity Services	1,040	33,353
†	LogMeln	1,160	38,524
	MasterCard Class A	2,075	658,107
†	MEMC Electronic Materials	6,100	31,964
	Microsoft	9,240	229,984
	Motorola Solutions	8,871	371,695
†	NetApp	1,900	64,486
†	NETGEAR	845	21,877
†	Nuance Communications	1,970	40,109
†	ON Semiconductor	6,470	46,390
	Oracle	1,180	33,913
	Plantronics	1,080	30,726
†	Polycom	8,800	161,656
†	Progress Software	1,720	30,186
	QUALCOMM	15,240	741,121
†	QuinStreet	2,450	25,358
†	Rofin-Sinar Technologies	945	18,144
†	Semtech	1,300	27,430
†	SolarWinds	955	21,029
†	SS&C Technologies Holdings	2,395	34,225
†	SuccessFactors	1,220	28,048
†	Synaptics	1,360	32,504
	Syntel	585	25,266
†	TeleTech Holdings	2,280	34,747
†	Teradata	6,900	369,357
†	ValueClick	1,920	29,875
	VeriSign	14,100	403,401
†	ViaSat	755	25,149
	Visa Class A	7,700	660,044
†	Vocus	1,650	27,654
	Xerox	45,300	315,741
†	Yahoo	21,500	282,940
			9,166,147
Materials – 0.91%
	Boise	4,380	22,645
†	Castle (A.M.)	1,820	19,911
	Celanese Class A	2,410	78,397
	Cliffs Natural Resources	910	46,565
†	Coeur d’Alene Mines	1,105	23,691
	Dow Chemical	1,690	37,957
	duPont (E.I.) deNemours	8,620	344,540
	Eastman Chemical	720	49,342
†	Ferro	4,245	26,107
†	KapStone Paper & Packaging	2,655	36,878
	Koppers Holdings	1,225	31,372
†	Owens-Illinois	2,110	31,903
	Silgan Holdings	1,035	38,026
†	TPC Group	645	12,952
			800,286
Telecommunication Services – 2.07%
	Alaska Communications Systems Group	2,695	17,679
	AT&T	19,490	555,854
	Atlantic Tele-Network	620	20,386
†	Crown Castle International	13,200	536,844
†	NII Holdings	10,500	282,975
	NTELOS Holdings	1,800	31,914
	Verizon Communications	10,100	371,680
			1,817,332
Utilities – 1.27%
	AGL Resources	1,450	59,073
	Cleco	1,140	38,920
	Edison International	9,900	378,675
	Exelon	1,640	69,880
	MDU Resources Group	2,460	47,207
	NorthWestern	800	25,552
	OGE Energy	1,090	52,091
	Progress Energy	7,600	393,072
	UIL Holdings	835	27,497
	UNITIL	670	17,206
			1,109,173
Total U.S. Markets (cost $34,028,925)			36,217,024

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets – 22.24%
Consumer Discretionary – 2.68%
	Bayerische Motoren Werke	3,614	$238,719
	Cie Financiere Richemont Class A	1,310	58,348
	Cie Generale des Etablissements Michelin Class B	870	52,027
	Crown	4,350	33,150
	Don Quijote	7,600	271,325
	Hennes & Mauritz Class B	1,410	42,202
	Honda Motor	2,800	82,026
	LVMH Moet Hennessy Louis Vuitton	330	43,555
	McDonald’s Holdings	1,500	40,007
	Pirelli & C	4,900	34,849
	PPR	909	117,485
	Promotora de Informaciones ADR	16,400	72,652
	Publicis Groupe	3,993	166,635
	Reed Elsevier	5,650	43,251
†	Shimano	900	47,638
	Sky City Entertainment Group	13,400	33,912
	Sodexo	630	41,479
	Sony	1,400	26,799
	Sumitomo Rubber Industries	4,368	55,851
	Suzuki Motor	2,000	44,086
	Swatch Group	380	22,646
	Swatch Group Bearer Shares	143	47,045
	Techtronic Industries	185,000	124,377
	Toyota Motor	10,986	376,591
	Yamada Denki	616	42,842
	Yue Yuen Industrial Holdings	73,000	188,796
			2,348,293
Consumer Staples – 3.46%
	Anheuser-Busch InBev	1,650	87,571
	Aryzta	9,201	399,487
	British American Tobacco	3,725	157,269
	Carlsberg Class B	490	29,033
	China Mengniu Dairy	16,000	48,954
	Coca Cola Hellenic Bottling	2,350	41,413
	Coca-Cola Amatil	25,907	296,894
	Danone	700	43,026
	Diageo	3,840	73,206
	Golden Agri-Resources	66,000	30,561
	Greggs	51,540	368,742
	Imperial Tobacco Group	2,030	68,499
	Japan Tobacco	17	79,519
	Kao	2,300	64,065
	Kerry Group Class A	1,050	36,852
	Koninklijke Ahold	5,200	61,146
	L’Oreal	550	53,648
	Nestle	4,100	225,691
	Reckitt Benckiser Group	1,370	69,406
	SABMiller	1,300	42,412
	Seven & I Holdings	2,700	75,681
	Tesco	75,725	443,508
	Unilever	1,630	51,052
	Unilever CVA	2,360	74,694
	Wesfarmers	1,230	37,177
	Woolworths	3,200	76,497
			3,036,003
Energy – 0.92%
	Aker Solutions	3,060	29,313
	AMEC	2,990	37,723
	BG Group	5,470	104,675
	Fugro CVA	760	38,324
†	Kvaerner	12,500	16,546
†	Nabors Industries	2,970	36,412
	Neste Oil	4,550	39,483
	Noble	2,270	66,625
	Repsol	1,800	47,513
	Santos	4,010	43,414
	Total	6,714	296,185
	Woodside Petroleum	1,490	46,182
			802,395
Financials – 2.22%
	AIA Group	21,600	61,169
	Alterra Capital Holdings	1,545	29,309
	AXA	9,496	123,528
	City Developments	4,000	29,019
	Credit Agricole	6,150	42,291
	Daito Trust Construction	500	45,840
=†#@	Etalon Group GDR 144A	6,500	22,750
	Hong Kong Exchanges & Clearing	3,900	56,572
	HSBC Holdings	32,350	247,747
†	IMMOFINANZ	9,050	25,583
†	Lloyds Banking Group	120,000	64,414
	Man Group	12,090	31,270
	Mitsubishi UFJ Financial Group	68,714	315,373
	Nordea Bank	30,422	246,118
	Sony Financial Holdings	2,700	41,223
	Standard Chartered	16,602	331,183
	Tokio Marine Holdings	2,600	65,892
†	UBS	5,780	66,108
	Unione di Banche Italiane	7,350	27,206
	Wharf Holdings	8,000	39,469
	Wing Hang Bank	4,000	32,284
			1,944,348
Healthcare – 2.34%
†	Alkermes	3,160	48,222
	Bayer	975	53,798
	Dainippon Sumitomo Pharma	4,400	48,357
	Fresenius	490	43,550
	Getinge Class B	1,850	40,355
†	ICON ADR	1,625	26,130
	Lonza Group	720	43,378
	Meda Class A	29,051	264,998
	Miraca Holdings	1,000	43,954

(continues)       39

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Healthcare (continued)
	Novartis	6,457	$360,659
	Novo Nordisk ADR	3,125	311,000
	Novo Nordisk Class B	740	73,792
	Roche Holding	1,255	202,675
	Sanofi	5,746	377,911
	Santen Pharmaceutical	1,100	46,231
	Shire	2,190	68,285
			2,053,295
Industrials – 3.80%
	ABB	4,850	82,954
	Aggreko	1,453	36,562
	Alfa Laval	2,300	36,194
	Alstom	3,170	104,403
	Asahi Glass	24,000	234,317
	BIC	470	40,013
	Box Ships	2,120	16,769
	Central Japan Railway	6	52,361
	Cie de Saint-Gobain	4,480	170,899
	Deutsche Post	19,074	244,173
	DSV	2,050	36,879
	East Japan Railway	5,503	333,627
	Experian	5,080	57,019
	FANUC	300	41,324
†	Fiat Industrial	5,800	43,334
	Fraport	660	38,859
	G4S	12,200	50,471
	IHI	21,000	46,297
	ITOCHU	38,873	371,463
	Keppel	5,935	34,826
	Koninklijke Boskalis Westminster	1,455	44,748
	Koninklijke Philips Electronics	3,505	62,880
	Kurita Water Industries	1,500	42,050
	Marubeni	7,000	39,088
	Mitsubishi Heavy Industries	13,000	54,829
	Mitsui Engineer & Shipbuilding	20,800	34,930
†	Qantas Airways	24,200	32,452
	Rolls-Royce Holdings	6,680	61,400
=†	Rolls-Royce Holdings Class C	662,400	1,033
	Schneider Electric	860	46,018
	Secom	1,100	53,056
	SembCorp Industries	16,000	41,322
	Siemens	1,175	105,703
	Singapore Airlines	15,688	135,909
	Sumitomo Electric Industries	3,600	42,280
	Teleperformance	10,074	213,984
@†	Tianjin Development Holdings	26,000	11,427
	Vallourec	979	56,058
	Volvo Class B	5,420	53,225
	Wendel	605	37,910
	Wolseley	1,780	44,160
	Yamato Holdings	2,300	41,932
			3,329,138
Information Technology – 1.48%
	Accenture Class A	1,740	91,663
	Amadeus IT Holding	2,525	40,337
	ASM Pacific Technology	3,650	35,628
	Brother Industries	3,100	36,421
	Canon	2,600	118,056
†	CGI Group Class A	34,123	641,576
	Computershare	4,280	30,487
	Infineon Technologies	6,000	44,267
†	InterXion Holding	1,180	13,936
	Kyocera	700	58,531
	Nippon Electric Glass	5,000	45,435
	SAP	1,905	96,920
	Trend Micro	1,400	43,785
			1,297,042
Materials – 3.13%
	Agrium	910	60,661
	Air Liquide	525	61,300
	Anglo American	1,780	61,244
	Anglo American ADR	1,500	26,043
†	AuRico Gold	24,603	232,113
	BHP Billiton	4,225	112,852
	BHP Billiton Limited	5,950	197,078
	Incitec Pivot	13,900	43,082
	Johnson Matthey	1,480	36,298
	Kansai Paint	5,000	47,914
	Kazakhmys	2,805	34,262
	Lafarge	2,560	87,975
	Lanxess	975	46,765
	Newcrest Mining	1,750	57,703
	Nitto Denko	1,400	55,099
	Rexam	68,385	328,801
	Rio Tinto	7,171	317,980
	Rio Tinto Limited	590	34,571
	Sika Bearer Shares	18	31,866
	Sumitomo Metal Mining	3,000	39,721
	Syngenta	220	57,165
	Syngenta ADR	6,100	316,407
	Wacker Chemie	295	26,187
	Xstrata	4,780	60,353
	Yamana Gold	27,068	371,303
			2,744,743
Telecommunication Services – 1.41%
	China Mobile ADR	3,500	170,485
	China Unicom Hong Kong ADR	8,017	163,547
	Softbank	1,900	55,594
	Tele2 Class B	2,360	42,730
	Vivendi	17,813	362,631
	Vodafone Group	132,294	340,915
	Vodafone Group ADR	3,740	95,931
			1,231,833

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Utilities – 0.80%
	Centrica	15,000	$69,135
	Enagas	1,930	35,466
	National Grid	47,644	472,187
	Shikoku Electric Power	1,500	41,237
	SSE	2,250	45,145
	Suez Enviornnement	2,650	36,876
			700,046
Total Developed Markets
	(cost $20,924,112)		19,487,136

XEmerging Markets – 10.14%
Consumer Discretionary – 0.75%
	B2W Cia Global Do Varejo	4,149	32,804
†	Ctrip.com International ADR	7,500	241,200
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,941	30,586
	Grupo Televisa ADR	7,200	132,408
	Hyundai Home Shopping Network	492	56,933
	LG Electronics	974	55,471
†	Magazine Luiza	1,500	9,222
	Mahindra & Mahindra	3,061	49,955
@	Turkiye Sise ve Cam Fabrikalari	22,720	43,329
†	Xueda Education Group ADR	1,900	5,187
			657,095
Consumer Staples – 0.90%
	Brazil Foods ADR	4,100	71,873
	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,200	36,936
@	Cresud ADR	3,980	43,064
	Fomento Economico Mexicano ADR	775	50,236
	Hypermarcas	5,300	25,289
	KT&G	2,749	170,640
@	Lotte Chilsung Beverage	125	125,072
@	Lotte Confectionery	68	87,108
	Tingyi Cayman Islands Holding	14,245	34,918
	Tsingtao Brewery	7,202	39,522
@	United Spirits	4,296	69,273
	Wal-Mart de Mexico Series V	14,687	33,664
			787,595
Energy – 1.89%
	Banpu NVDR	7,080	118,401
	China Petroleum & Chemical ADR	125	11,975
	CNOOC	147,000	236,358
	CNOOC ADR	300	48,090
	Gazprom ADR	11,200	107,215
	LUKOIL ADR	1,100	55,209
	Oil India	2,096	57,696
	PetroChina ADR	525	63,257
	Petroleo Brasileiro SA ADR	13,575	304,759
	Petroleo Brasileiro SP ADR	11,000	227,920
	†Polski Koncern Naftowy Orlen	2,653	28,900
	PTT	7,046	58,830
	PTT Exploration & Production	3,917	17,547
#	Reliance Industries GDR 144A	3,886	125,419
†	Rosneft Oil GDR	12,100	70,297
	Sasol ADR	1,600	64,960
	Tambang Batubara Bukit Asam	28,500	53,853
			1,650,686
Financials – 1.82%
	ABSA Group	2,022	33,490
	Banco Bradesco ADR	2,729	40,358
	Banco Santander Brasil ADR	10,100	73,932
	Bangkok Bank	12,366	55,611
	Bank of China	126,500	39,116
	Cathay Financial Holding	30,651	34,740
	China Construction Bank	97,933	59,233
	Credicorp	400	36,880
	Fubon Financial Holding	51,339	53,032
	Grupo Financiero Banorte	12,800	37,818
@	Hong Leong Bank	6,100	19,476
	ICICI Bank ADR	1,300	45,136
	Industrial & Commercial Bank of China	113,600	54,856
@	IRSA Inversiones y Representaciones ADR	1,800	15,660
	Itau Unibanco Holding ADR	1,900	29,488
@	KB Financial Group ADR	3,993	130,811
@	KLCC Property Holdings	59,400	59,128
	Malayan Banking	24,387	60,850
	OTP Bank	3,136	46,142
	Powszechna Kasa Oszczednosci Bank Polski	5,029	49,548
	Powszechny Zaklad Ubezpieczen	706	66,535
	Samsung Life Insurance	1,470	111,627
@	Sberbank	56,016	122,675
	Standard Bank Group	9,395	107,408
	State Bank of India	382	14,803
	Torunlar Gayrimenkul Yatirim Ortakligi	9,023	24,443
	Turkiye Is Bankasi Class C	13,763	35,352
@†	UEM Land Holdings	118,814	64,250
	VTB Bank GDR	18,500	75,805
			1,598,203
Healthcare – 0.50%
	Teva Pharmaceutical Industries ADR	11,800	439,196
			439,196
Industrials – 0.32%
	All America Latina Logistica	6,497	29,171
†	Empresas ADR	6,600	29,304
	Gol Linhas Aereas Inteligentes ADR	7,700	42,812
@	KCC	460	85,717
	Leoch International Technology	4,000	1,476
	Santos Brasil Participacoes	3,900	48,698
	United Tractors	18,452	45,596
			282,774

(continues)       41

Statements of net assets

Delaware Foundation® Growth Allocation Fund

	Number of		Value
	Shares		(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Information Technology – 1.51%
Alibaba.com		18,000	$16,565
† Check Point Software Technologies		1,040	54,870
† Foxconn International Holdings		62,000	32,028
Hon Hai Precision Industry		65,352	145,680
HTC		16,540	363,286
LG Display ADR		2,400	19,560
MediaTek		1,002	10,899
MStar Semiconductor		3,303	17,245
Samsung Electronics		297	206,847
@† Shanda Interactive Entertainment ADR		2,200	64,988
† Sina		1,200	85,932
† Sohu.com		2,100	101,220
Taiwan Semiconductor Manufacturing		43,074	96,981
Taiwan Semiconductor Manufacturing ADR		4,500	51,435
United Microelectronics		160,000	59,022
			1,326,558
Materials – 1.19%
Anglo American Platinum		800	54,538
ArcelorMittal South Africa		7,102	51,921
Braskem ADR		2,900	45,298
Cemex ADR		18,108	57,221
Cia de Minas Buenaventura ADR		2,100	79,254
Fibria Celulose ADR		10,197	77,191
@ Gerdau		7,000	40,914
Gerdau ADR		5,100	36,363
Impala Platinum Holdings		1,658	33,477
Israel Chemicals		4,500	51,637
† Jastrzebska Spolka Weglowa		1,300	33,360
MMC Norilsk Nickel ADR		3,385	72,944
Petronas Chemicals Group		27,100	46,821
POSCO ADR		550	41,806
Siam Cement NVDR		3,900	32,598
Steel Authority of India		20,782	44,520
Ultratech Cement		2,050	47,612
Vale ADR		8,350	190,380
			1,037,855
Telecommunication Services – 1.09%
America Movil ADR		1,700	37,536
China Telecom		68,000	42,583
Chunghwa Telecom ADR		2,800	92,400
KT ADR		7,100	104,938
LG Uplus		9,004	48,379
Mobile Telesystems ADR		13,800	169,740
MTN Group		2,386	38,950
SK Telecom ADR		9,500	133,665
Telecomunicacoes de Sao Paulo ADR		2,480	65,596
Turkcell Iletisim Hizmet ADR		7,650	86,292
Vodacom Group		12,432	138,465
			958,544
Utilities – 0.17%
Centrais Eletricas Brasileiras ADR		4,500	39,465
@† Enel OGK-5 GDR		100	295
@ Huaneng Power International ADR		1,650	27,770
Light		2,500	32,877
Polska Grupa Energetyczna		7,873	45,927
			146,334
Total Emerging Markets
(cost $10,422,098)			8,884,840
Total Common Stock
(cost $65,375,135)			64,589,000

Convertible Preferred Stock – 0.06%
Apache 6.00% exercise price
$109.12, expiration date 8/1/13		200	10,234
Aspen Insurance Holdings
5.625% exercise price $29.28,
expiration date 12/31/49		112	5,565
Bank of America 7.25%
exercise price $50.00,
expiration date 12/31/49		11	8,487
# Chesapeake Energy 144A
5.75% exercise price $27.94,
expiration date 12/31/49		8	8,790
HealthSouth 6.50% exercise price
$30.50, expiration date 12/31/49		13	10,776
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49		53	5,354
Total Convertible Preferred Stock
(cost $60,809)			49,206

Exchange-Traded Fund – 0.05%
iShares MSCI EAFE Growth Index		880	43,868
Total Exchange-Traded Fund
(cost $44,276)			43,868

	Principal
	Amount°
Agency Collateralized Mortgage Obligations – 0.40%
Fannie Mae REMICs
Series 2003-26 AT
5.00% 11/25/32	USD	44,126	47,267
Series 2003-32 PH
5.50% 3/25/32		33,475	35,225
Series 2010-29 PA
4.50% 10/25/38		81,771	88,059
Series 2010-41 PN
4.50% 4/25/40		20,000	22,236
Freddie Mac REMICs
Series 2512 PG
5.50% 10/15/22		75,000	82,125
GNMA Series 2010-113 KE
4.50% 9/20/40		50,000	55,576

	Principal		Value
	Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
NCUA Guaranteed Notes
Series 2010-C1 A2
2.90% 10/29/20	USD	20,000	$20,960
Total Agency Collateralized Mortgage
Obligations (cost $334,165)			351,448

Agency Mortgage-Backed Securities – 2.50%
Fannie Mae S.F. 15 yr
4.00% 7/1/25		35,577	37,570
4.00% 11/1/25		51,209	54,494
5.50% 7/1/22		21,530	23,362
Fannie Mae S.F. 15 yr TBA
3.50% 10/1/26		210,000	219,253
Fannie Mae S.F. 20 yr
5.50% 8/1/28		21,175	23,006
Fannie Mae S.F. 30 yr
3.50% 2/1/41		109,494	112,601
5.00% 12/1/36		133,382	144,008
6.50% 2/1/36		9,469	10,581
Fannie Mae S.F. 30 yr TBA
3.50% 10/1/41		65,000	66,777
3.50% 10/1/41		190,000	194,008
4.00% 10/1/41		215,000	225,347
5.50% 10/1/41		190,000	206,180
6.00% 10/1/41		795,000	872,016
Total Agency Mortgage-Backed
Securities (cost $2,168,481)			2,189,203

Commercial Mortgage-Backed Securities – 1.03%
# American Tower Trust
Series 2007-1A AFX 144A
5.42% 4/15/37		25,000	26,700
BAML Commercial
Mortgage Securities
•Series 2004-3 A5
5.5.73% 6/10/39		92,432	99,516
•Series 2005-1 A5
5.33% 11/10/42		10,000	10,851
Series 2006-4 A4
5.634% 7/10/46		110,000	119,021
Bear Stearns Commercial
Mortgage Securities
•Series 2004-PWR4 A3
5.468% 6/11/41		40,000	42,896
•Series 2006-PW12 A4
5.903% 9/11/38		40,000	43,916
Series 2007-PW15 A4
5.331% 2/11/44		25,000	25,790
w Commercial Mortgage Pass
Through Certificates
•Series 2005-C6 A5A
5.116% 6/10/44		15,000	16,242
#Series 2010-C1 A1 144A
3.156% 7/10/46		19,648	19,819
Goldman Sachs Mortgage
Securities II
•Series 2004-GG2 A5
5.279% 8/10/38		100,000	104,061
•Series 2004-GG2 A6
5.396% 8/10/38		45,000	47,831
Series 2005-GG4 A4
4.761% 7/10/39		15,000	15,807
Series 2005-GG4 A4A
4.751% 7/10/39		20,000	21,225
• JPMorgan Chase Commercial
Mortgage Securities
Series 2005-LDP5 A4
5.372% 12/15/44		15,000	16,436
LB-UBS Commercial Mortgage
Trust Series 2004-C1 A4
4.568% 1/15/31		25,000	26,164
• Morgan Stanley Capital I
Series 2004-T15 A4
5.27% 6/13/41		160,000	171,524
Series 2007-T27 A4
5.795% 6/11/42		55,000	61,442
# WF-RBS Commercial
Mortgage Trust
Series 2011-C3 A4 144A
4.375% 3/15/44		30,000	30,309
Total Commercial Mortgage-Backed
Securities (cost $830,136)			899,550

Convertible Bonds – 0.54%
Aerospace & Defense – 0.02%
AAR 1.75%
exercise price $29.27,
expiration date 1/1/26		12,000	11,610
L-3 Communications
Holdings 3.00%
exercise price $97.79,
expiration date 8/1/35		8,000	7,640
			19,250
Automobiles & Automotive Parts – 0.02%
ArvinMeritor 4.00%
exercise price $26.73,
expiration date 2/15/27		20,000	13,725
			13,725
Banking, Finance & Insurance – 0.04%
# Ares Capital 144A 5.75%
exercise price $19.13,
expiration date 2/1/16		14,000	13,475
#BGC Partners 144A 4.50%
exercise price $9.84,
expiration date 7/13/16		5,000	4,525
Jefferies Group 3.875%
exercise price $38.35,
expiration date 11/1/29		13,000	11,944
			29,944

(continues)       43

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Capital Goods – 0.01%
#	Altra Holdings 144A 2.75%
	exercise price $27.70,
	expiration date 2/27/31	USD	6,000	$4,628
ϕ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		6,000	5,430
				10,058
Computers & Technology – 0.04%
	Equinix 4.75%
	exercise price $84.32,
	expiration date 6/15/16		12,000	15,450
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		10,000	9,950
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		11,000	11,536
				36,936
Electronics & Electrical Equipment – 0.07%
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 4/30/15		14,000	13,755
	Intel 2.95%
	exercise price $30.36,
	expiration date 12/15/35		10,000	10,188
	Linear Technology 3.00%
	exercise price $44.11,
	expiration date 5/1/27		28,000	28,700
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		9,000	10,451
				63,094
Energy – 0.04%
	Chesapeake Energy 2.25%
	exercise price $85.89,
	expiration date 12/15/38		11,000	9,391
	James River Coal 4.50%
	exercise price $25.78,
	expiration date 12/1/15		6,000	4,590
	Peabody Energy 4.75%
	exercise price $58.31,
	expiration date 12/15/41		2,000	2,080
	Transocean 1.50%
	exercise price $164.19,
	expiration date 12/15/37		18,000	17,703
				33,764
Healthcare & Pharmaceuticals – 0.07%
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		11,000	9,625
	Amgen 0.375%
	exercise price $79.48,
	expiration date 2/1/13		15,000	14,812
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		5,000	3,613
Φ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		22,000	20,707
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		5,000	7,275
	NuVasive 2.75%
	exercise price $42.13,
	expiration date 6/30/17		9,000	7,560
				63,592
Leisure, Lodging & Entertainment – 0.04%
#	Gaylord Entertainment
	144A 3.75%
	exercise price $27.25,
	expiration date 9/29/14		9,000	9,158
#	Home Inns & Hotels
	Management 144A 2.00%
	exercise price $49.37,
	expiration date 12/15/15		4,000	3,040
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27		25,000	22,562
				34,760
Packaging & Containers – 0.02%
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		20,000	18,100
				18,100
Real Estate – 0.04%
	Health Care REIT 3.00%
	exercise price $51.16,
	expiration date 11/30/29		15,000	15,919
	#Lexington Realty Trust 144A 6.00%
	exercise price $7.09,
	expiration date 1/11/30		10,000	11,400
	National Retail Properties 5.125%
	exercise price $25.39,
	expiration date 6/15/28		7,000	8,129
				35,448
Retail – 0.03%
	Pantry 3.00%
	exercise price $50.09,
	expiration date 11/15/12		21,000	20,764
				20,764

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Telecommunications – 0.10%
#	Alaska Communications
	System Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18	USD	13,000	$11,716
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		15,000	13,931
#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		8,000	3,940
	Leap Wireless International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		18,000	16,043
	Level 3 Communications 3.50%
	exercise price $5.46,
	expiration date 6/15/12		24,000	23,789
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		6,000	7,793
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		13,000	13,341
				90,553
Total Convertible Bonds
	(cost $478,675)			469,988

Corporate Bonds – 9.80%
Banking – 1.19%
	Abbey National Treasury
	Services 4.00% 4/27/16		25,000	23,102
	BB&T 5.25% 11/1/19		90,000	98,257
•	BB&T Capital Trust IV
	6.82% 6/12/57		10,000	9,988
	Capital One Capital V
	10.25% 8/15/39		18,000	18,383
	Capital One Financial
	4.75% 7/15/21		20,000	20,072
	City National 5.25% 9/15/20		30,000	29,719
	Fifth Third Bancorp
	3.625% 1/25/16		70,000	71,233
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		25,000	23,878
	Goldman Sachs Group
	5.25% 7/27/21		15,000	14,826
	5.375% 3/15/20		15,000	14,921
•#	HBOS Capital Funding 144A
	6.071% 6/30/49		20,000	12,200
	JPMorgan Chase
	4.35% 8/15/21		10,000	10,125
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		50,000	50,334
	KeyCorp 5.10% 3/24/21		80,000	80,879
	PNC Funding
	5.125% 2/8/20		135,000	149,684
	5.25% 11/15/15		20,000	21,485
	5.625% 2/1/17		52,000	56,523
•	SunTrust Capital VIII
	6.10% 12/15/36		45,000	44,692
	SVB Financial Group
	5.375% 9/15/20		50,000	52,058
	US Bancorp 4.125% 5/24/21		25,000	27,005
•	USB Capital IX
	3.50% 10/29/49		65,000	45,907
	Wachovia
	•0.619% 10/15/16		20,000	18,391
	5.25% 8/1/14		10,000	10,498
	5.625% 10/15/16		45,000	48,698
	Wells Fargo 4.60% 4/1/21		20,000	21,419
•	Wells Fargo Capital XIII
	7.70% 12/29/49		45,000	45,225
	Zions Bancorporation
	7.75% 9/23/14		20,000	21,098
				1,040,600
Basic Industry – 0.93%
	AK Steel 7.625% 5/15/20		20,000	17,625
	Alcoa 6.75% 7/15/18		40,000	42,903
#	Algoma Acquisition 144A
	9.875% 6/15/15		15,000	11,700
	ArcelorMittal 9.85% 6/1/19		45,000	51,058
	Barrick North America Finance
	4.40% 5/30/21		55,000	56,509
	Century Aluminum
	8.00% 5/15/14		22,000	22,000
	CF Industries 7.125% 5/1/20		32,000	36,520
	Compass Minerals International
	8.00% 6/1/19		15,000	15,750
	Dow Chemical
	4.25% 11/15/20		54,000	54,493
	8.55% 5/15/19		78,000	100,061
	Georgia-Pacific
	8.00% 1/15/24		40,000	47,055
	#144A 5.40% 11/1/20		15,000	15,287
	Headwaters 7.625% 4/1/19		25,000	19,250
	Hexion U.S. Finance
	8.875% 2/1/18		18,000	14,940
	International Paper
	9.375% 5/15/19		25,000	30,602
#	MacDermid 144A
	9.50% 4/15/17		7,000	6,510
	Mohawk Industries
	6.875% 1/15/16		9,000	9,338
	Momentive Performance
	Materials 11.50% 12/1/16		25,000	21,125

(continues)       45

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
#	Murray Energy 144A
	10.25% 10/15/15	USD	17,000	$16,320
	#Nalco 144A 6.625% 1/15/19		10,000	11,000
	Norcraft 10.50% 12/15/15		25,000	22,938
#	Nortek 144A 8.50% 4/15/21		25,000	20,250
	Novelis 8.75% 12/15/20		20,000	19,700
	Ply Gem Industries
	13.125% 7/15/14		30,000	28,613
	Rio Tinto Finance 3.75% 9/20/21		40,000	39,924
	Ryerson
	•7.629% 11/1/14		3,000	2,805
	12.00% 11/1/15		19,000	19,095
	Smurfit Kappa Funding
	7.75% 4/1/15		15,000	14,475
	Steel Dynamics 7.75% 4/15/16		5,000	4,950
	Teck Resources
	6.25% 7/15/41		25,000	26,308
	9.75% 5/15/14		13,000	15,417
				814,521
Brokerage – 0.10%
	Jefferies Group
	6.25% 1/15/36		5,000	4,549
	6.45% 6/8/27		30,000	28,924
	Lazard Group 6.85% 6/15/17		45,000	49,608
				83,081
Capital Goods – 0.21%
#	ABB Treasury Center 144A
	4.00% 6/15/21		15,000	15,116
	Anixter 10.00% 3/15/14		3,000	3,398
	Berry Plastics 9.75% 1/15/21		20,000	17,100
	Graham Packaging
	8.25% 10/1/18		5,000	5,050
#	Plastipak Holdings 144A
	10.625% 8/15/19		10,000	10,450
	Pregis 12.375% 10/15/13		19,000	17,385
	RBS Global 11.75% 8/1/16		14,000	14,350
	Republic Services
	4.75% 5/15/23		15,000	16,323
	5.70% 5/15/41		35,000	39,797
	Trimas 9.75% 12/15/17		10,000	10,500
	Waste Management
	2.60% 9/1/16		35,000	35,123
				184,592
Consumer Cyclical – 0.59%
	American Axle & Manufacturing
	7.875% 3/1/17		29,000	27,405
	CKE Restaurants 11.375% 7/15/18		16,000	16,720
	CVS Caremark 5.75% 5/15/41		45,000	50,597
	Dave & Buster’s 11.00% 6/1/18		5,000	4,988
#	Delphi 144A 6.125% 5/15/21		20,000	18,700
	Ford Motor 7.45% 7/16/31		44,000	49,891
	Goodyear Tire & Rubber
	8.25% 8/15/20		15,000	15,338
	Hanesbrands 6.375% 12/15/20		35,000	34,125
	Historic TW 6.875% 6/15/18		40,000	47,251
	Host Hotels & Resorts
	6.00% 11/1/20		15,000	14,663
	#144A 5.875% 6/15/19		10,000	9,600
	Ingles Markets 8.875% 5/15/17		12,000	12,630
	Macy’s Retail Holdings
	5.90% 12/1/16		23,000	25,271
	Meritor 8.125% 9/15/15		28,000	24,920
	New Albertsons 7.25% 5/1/13		7,000	6,965
	OSI Restaurant Partners
	10.00% 6/15/15		12,000	12,030
	Sally Holdings 10.50% 11/15/16		18,000	18,675
#	Sealy Mattress 144A
	10.875% 4/15/16		8,000	8,480
#	Tomkins 144A 9.00% 10/1/18		18,000	18,540
	Tops Holding 10.125% 10/15/15		7,000	7,035
	Wyndham Worldwide
	5.625% 3/1/21		20,000	20,103
	5.75% 2/1/18		20,000	20,452
	Yankee Candle 9.75% 2/15/17		17,000	15,768
	Yum Brands 3.75% 11/1/21		35,000	35,190
				515,337
Consumer Non-Cyclical – 1.04%
	Accellent 8.375% 2/1/17		10,000	9,575
	Amgen 3.45% 10/1/20		75,000	77,445
#	AMGH Merger Sub 144A
	9.25% 11/1/18		15,000	15,075
	Bio-Rad Laboratories
	4.875% 12/15/20		15,000	15,600
	8.00% 9/15/16		9,000	9,765
#	Bumble Bee Acquisition 144A
	9.00% 12/15/17		30,000	28,350
	CareFusion 6.375% 8/1/19		55,000	65,889
	Celgene 3.95% 10/15/20		60,000	60,897
	Coca-Cola Enterprises
	3.50% 9/15/20		75,000	77,191
	Community Health Systems
	8.875% 7/15/15		5,000	4,925
	Covidien International Finance
	4.20% 6/15/20		60,000	65,218
#	Del Monte Foods 144A
	7.625% 2/15/19		20,000	17,000
	DENTSPLY International
	4.125% 8/15/21		35,000	36,676
#	DJO Finance 144A 9.75% 10/15/17		5,000	4,200
#	Dole Food 144A 8.00% 10/1/16		9,000	9,248
	Express Scripts 3.125% 5/15/16		15,000	15,162
	Hospira 6.40% 5/15/15		35,000	39,654
	Jarden 6.125% 11/15/22		15,000	14,738

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	LVB Acquisition
	11.625% 10/15/17	USD	10,000	$10,425
	PIK 10.375% 10/15/17		10,000	10,300
	Medco Health Solutions
	7.125% 3/15/18		35,000	42,481
#	Multiplan 144A 9.875% 9/1/18		20,000	19,900
	NBTY 9.00% 10/1/18		25,000	25,719
	Quest Diagnostics 4.70% 4/1/21		40,000	43,000
	Radnet Management
	10.375% 4/1/18		10,000	9,300
	Sara Lee 4.10% 9/15/20		23,000	23,339
#	Scotts Miracle-Gro 144A
	6.625% 12/15/20		10,000	9,850
	Smithfield Foods
	10.00% 7/15/14		5,000	5,700
	Thermo Fisher Scientific
	3.60% 8/15/21		30,000	31,206
	Tyson Foods 10.50% 3/1/14		14,000	16,240
#	Viskase 144A 9.875% 1/15/18		21,000	21,315
#	Woolworths 144A
	3.15% 4/12/16		15,000	15,562
	4.55% 4/12/21		30,000	32,526
	Zimmer Holdings
	4.625% 11/30/19		25,000	27,664
				911,135
Energy – 1.57%
	Antero Resources Finance
	9.375% 12/1/17		7,000	7,315
	Berry Petroleum 10.25% 6/1/14		8,000	9,000
	Chesapeake Energy
	6.125% 2/15/21		5,000	5,063
	6.50% 8/15/17		11,000	11,440
	Comstock Resources
	7.75% 4/1/19		5,000	4,700
	Copano Energy 7.75% 6/1/18		12,000	12,330
	Ecopetrol 7.625% 7/23/19		41,000	48,175
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		20,000	22,115
•	Enbridge Energy Partners
	8.05% 10/1/37		40,000	41,349
	Energy Transfer Partners
	9.70% 3/15/19		45,000	55,785
#	ENI 144A 4.15% 10/1/20		100,000	100,723
	Enterprise Products Operating
	•7.034% 1/15/68		55,000	55,826
	9.75% 1/31/14		65,000	76,099
	Forest Oil 7.25% 6/15/19		15,000	14,850
#	Helix Energy Solutions Group
	144A 9.50% 1/15/16		25,000	25,500
#	Hercules Offshore 144A
	10.50% 10/15/17		19,000	18,050
#	Hilcorp Energy I 144A
	7.625% 4/15/21		10,000	10,100
	7.75% 11/1/15		9,000	9,113
	HollyFrontier 9.875% 6/15/17		12,000	13,020
	Inergy 6.875% 8/1/21		10,000	9,150
	Kinder Morgan Energy Partners
	9.00% 2/1/19		40,000	51,168
	Linn Energy
	8.625% 4/15/20		10,000	10,350
	#144A 6.50% 5/15/19		5,000	4,625
#	NFR Energy 144A
	9.75% 2/15/17		15,000	13,275
	Noble Energy 8.25% 3/1/19		25,000	32,872
	Noble Holding International
	4.625% 3/1/21		40,000	42,061
	Pemex Project Funding Master
	Trust 6.625% 6/15/35		20,000	21,650
	Petrobras International Finance
	3.875% 1/27/16		15,000	15,030
	5.375% 1/27/21		70,000	71,470
	5.75% 1/20/20		25,000	26,200
	5.875% 3/1/18		5,000	5,257
	PetroHawk Energy
	7.25% 8/15/18		25,000	28,688
	Petroleum Development
	12.00% 2/15/18		12,000	12,900
	Plains All American Pipeline
	8.75% 5/1/19		40,000	51,121
	Pride International
	6.875% 8/15/20		65,000	75,129
	Quicksilver Resources
	7.125% 4/1/16		9,000	7,965
#	SandRidge Energy 144A
	9.875% 5/15/16		34,000	35,190
#	Schlumberger Investment
	144A 3.30% 9/14/21		45,000	45,140
	Sempra Energy 6.15% 6/15/18		25,000	29,489
•	TransCanada PipeLines
	6.35% 5/15/67		75,000	74,765
	Transocean 6.50% 11/15/20		40,000	43,724
	Weatherford International
	9.625% 3/1/19		30,000	38,815
	Williams
	7.75% 6/15/31		15,000	18,056
	8.75% 3/15/32		10,000	13,107
#	Woodside Finance 144A
	8.125% 3/1/14		45,000	50,937
	8.75% 3/1/19		5,000	6,434
				1,375,121

(continues)       47

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Financials – 0.36%
	E Trade Financial PIK
	12.50% 11/30/17	USD	26,000	$29,445
	General Electric Capital
	5.30% 2/11/21		85,000	88,341
	6.00% 8/7/19		99,000	111,614
	International Lease Finance
	6.25% 5/15/19		21,000	18,280
	8.25% 12/15/20		10,000	9,825
	8.75% 3/15/17		35,000	35,263
#	Nuveen Investments 144A
	10.50% 11/15/15		25,000	22,938
				315,706
Insurance – 0.35%
•	Chubb 6.375% 3/29/67		35,000	34,081
	Coventry Health Care
	5.45% 6/15/21		45,000	48,682
•	Genworth Financial
	6.15% 11/15/66		15,000	7,575
#	Highmark 144A
	4.75% 5/15/21		30,000	30,571
	6.125% 5/15/41		5,000	5,434
•	ING Groep 5.775% 12/29/49		25,000	18,438
•#	Liberty Mutual Group 144A
	7.00% 3/15/37		10,000	8,550
	MetLife
	6.40% 12/15/36		35,000	31,199
	6.817% 8/15/18		55,000	64,599
	Prudential Financial
	3.875% 1/14/15		10,000	10,229
	4.50% 11/15/20		20,000	19,906
	6.00% 12/1/17		10,000	10,614
•	XL Group 6.50% 12/31/49		25,000	19,875
				309,753
Media – 0.17%
	Affinion Group 7.875% 12/15/18		20,000	15,500
#	CCO Holdings 144A
	7.00% 1/15/19		5,000	4,863
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		25,000	26,937
	Clear Channel Communications
	9.00% 3/1/21		10,000	7,475
	DISH DBS 7.875% 9/1/19		12,000	12,300
	Lamar Media 6.625% 8/15/15		17,000	16,818
	LIN Television 6.50% 5/15/13		7,000	6,860
	Nielsen Finance
	11.50% 5/1/16		3,000	3,420
	11.625% 2/1/14		2,000	2,280
#	Sinclair Television Group 144A
	9.25% 11/1/17		12,000	12,660
#	Sirius XM Radio 144A
	8.75% 4/1/15		20,000	21,750
	Videotron 6.375% 12/15/15		3,000	3,030
#	XM Satellite Radio 144A
	13.00% 8/1/13		17,000	19,125
				153,018
Real Estate – 0.27%
	Brandywine Operating Partnership
	4.95% 4/15/18		30,000	29,022
	Developers Diversified Realty
	4.75% 4/15/18		20,000	18,268
	7.50% 4/1/17		5,000	5,284
	7.875% 9/1/20		30,000	31,831
	9.625% 3/15/16		15,000	17,004
	Digital Realty Trust 5.25% 3/15/21		20,000	19,834
	Health Care REIT 5.25% 1/15/22		40,000	38,004
	Regency Centers 4.80% 4/15/21		30,000	31,155
	Ventas Realty 6.50% 6/1/16		8,000	8,242
#	WEA Finance 144A 4.625% 5/10/21		40,000	38,268
				236,912
Services – 0.32%
#	Ameristar Casinos 144A
	7.50% 4/15/21		20,000	19,450
	Beazer Homes 9.125% 5/15/19		10,000	6,400
	Casella Waste Systems
	11.00% 7/15/14		4,000	4,260
#	Equinox Holdings 144A
	9.50% 2/1/16		3,000	3,015
	Geo Group 6.625% 2/15/21		10,000	9,650
	Host Hotels & Resorts
	6.375% 3/15/15		10,000	10,000
	Iron Mountain 7.75% 10/1/19		5,000	4,988
	Kansas City Southern Railway
	13.00% 12/15/13		4,000	4,600
	M/I Homes 8.625% 11/15/18		15,000	13,575
	Marina District Finance
	9.875% 8/15/18		10,000	8,400
	MGM Resorts International
	11.375% 3/1/18		52,000	52,259
	Mobile Mini 6.875% 5/1/15		5,000	4,925
	PHH 9.25% 3/1/16		40,000	41,300
	Pinnacle Entertainment
	8.75% 5/15/20		28,000	26,250
	Royal Caribbean Cruises
	7.00% 6/15/13		7,000	7,158
	RSC Equipment Rental
	10.25% 11/15/19		14,000	13,790
	Ryland Group 8.40% 5/15/17		12,000	11,610
	Standard Pacific 10.75% 9/15/16		15,000	14,775
#	United Air Lines 144A
	12.00% 11/1/13		18,000	18,315
	Wynn Las Vegas 7.75% 8/15/20		5,000	5,275
				279,995

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Technology – 0.41%
	Amkor Technology
	7.375% 5/1/18	USD	10,000	$9,700
	Avaya
	9.75% 11/1/15		15,000	11,025
	#144A 7.00% 4/1/19		40,000	34,200
	PIK 10.125% 11/1/15		5,000	3,688
	CDW 12.535% 10/12/17		10,000	9,600
	First Data
	9.875% 9/24/15		15,000	12,638
	11.25% 3/31/16		20,000	13,600
	GXS Worldwide 9.75% 6/15/15		40,000	38,600
	Hewlett-Packard
	4.30% 6/1/21		20,000	20,231
	4.375% 9/15/21		40,000	40,717
	Jabil Circuit 7.75% 7/15/16		8,000	8,860
	National Semiconductor
	6.60% 6/15/17		55,000	65,693
#	Seagate Technology International
	144A 10.00% 5/1/14		25,000	28,125
	Symantec 4.20% 9/15/20		25,000	24,447
#	Telcordia Technologies 144A
	11.00% 5/1/18		10,000	12,500
#	Unisys 144A 12.75% 10/15/14		7,000	7,945
	Xerox 4.50% 5/15/21		20,000	20,041
				361,610
Telecommunications – 1.18%
	America Movil SAB 5.00% 3/30/20		160,000	170,559
	AT&T 3.875% 8/15/21		30,000	30,923
	CenturyLink 6.45% 6/15/21		30,000	27,847
#	Clearwire Communications
	144A 12.00% 12/1/15		58,000	49,361
	Cricket Communications
	7.75% 10/15/20		45,000	39,263
#	Crown Castle Towers 144A
	4.883% 8/15/20		135,000	140,759
	DIRECTV Holdings
	5.00% 3/1/21		105,000	111,274
	France Telecom 4.125% 9/14/21		20,000	19,922
	Frontier Communications
	6.25% 1/15/13		2,000	2,015
	Intelsat Jackson Holdings
	11.25% 6/15/16		5,000	5,113
	#144A 7.25% 10/15/20		15,000	13,875
	Intelsat Luxembourg
	11.25% 2/4/17		20,000	17,400
	PIK 11.50% 2/4/17		274	236
	Level 3 Financing
	9.25% 11/1/14		4,000	3,970
	10.00% 2/1/18		12,000	11,580
	MetroPCS Wireless
	6.625% 11/15/20		10,000	8,825
	NII Capital 10.00% 8/15/16		21,000	23,100
	PAETEC Holding 8.875% 6/30/17		9,000	9,495
	Qwest
	6.75% 12/1/21		15,000	14,700
	8.375% 5/1/16		45,000	49,613
	Sprint Capital 8.75% 3/15/32		22,000	19,223
	Sprint Nextel 8.375% 8/15/17		20,000	18,700
	Telecom Italia Capital
	7.721% 6/4/38		15,000	14,341
	Telefonica Emisiones
	5.462% 2/16/21		35,000	33,295
	6.421% 6/20/16		75,000	76,970
	Telesat Canada
	11.00% 11/1/15		31,000	33,325
	12.50% 11/1/17		12,000	13,500
	Time Warner Cable
	4.00% 9/1/21		20,000	19,599
#	Vivendi 144A 6.625% 4/4/18		37,000	42,049
	West 7.875% 1/15/19		5,000	4,725
	Windstream 8.125% 8/1/13		9,000	9,518
				1,035,075
Transportation – 0.21%
#	Brambles 144A 3.95% 4/1/15		40,000	41,850
	Burlington Northern Santa Fe
	3.45% 9/15/21		5,000	5,102
	CSX
	4.25% 6/1/21		25,000	26,560
	5.50% 4/15/41		20,000	22,980
#	ERAC USA Finance 144A
	5.25% 10/1/20		40,000	43,893
	Ryder System 3.50% 6/1/17		45,000	46,700
				187,085
Utilities – 0.90%
	AES 8.00% 6/1/20		9,000	9,045
	Ameren Illinois 9.75% 11/15/18		50,000	67,442
#	American Transmission Systems
	144A 5.25% 1/15/22		35,000	37,727
#	Calpine 144A 7.875% 7/31/20		15,000	14,550
	Carolina Power & Light
	3.00% 9/15/21		10,000	10,092
	CenterPoint Energy
	5.95% 2/1/17		30,000	34,049
	CMS Energy
	4.25% 9/30/15		65,000	64,277
	6.25% 2/1/20		10,000	10,358
	Commonwealth Edison
	3.40% 9/1/21		20,000	20,078
	5.80% 3/15/18		20,000	23,319
	Florida Power 3.10% 8/15/21		25,000	25,099
	GenOn Energy
	9.50% 10/15/18		30,000	28,350
	9.875% 10/15/20		10,000	9,400
	Great Plains Energy 4.85% 6/1/21		35,000	36,922
(continues)       49

Statements of net assets

Delaware Foundation® Growth Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities (continued)
# Ipalco Enterprises 144A
5.00% 5/1/18	USD	15,000	$13,763
Jersey Central Power & Light
5.625% 5/1/16		10,000	11,424
LG&E and KU Energy
3.75% 11/15/20		15,000	14,545
#144A 4.375% 10/1/21		20,000	20,035
NRG Energy
7.375% 1/15/17		15,000	15,544
#144A 7.875% 5/15/21		15,000	13,800
Pennsylvania Electric
5.20% 4/1/20		25,000	27,995
PPL Electric Utilities
3.00% 9/15/21		20,000	19,994
Public Service Company of
Oklahoma 5.15% 12/1/19		100,000	111,216
Puget Energy 6.00% 9/1/21		10,000	9,937
• Puget Sound Energy
6.974% 6/1/67		40,000	40,202
Southern California Edison
5.50% 8/15/18		30,000	35,844
Wisconsin Electric Power
2.95% 9/15/21		5,000	4,999
• Wisconsin Energy
6.25% 5/15/67		55,000	54,995
			785,001
Total Corporate Bonds
(cost $8,454,198)			8,588,542

Non-Agency Asset-Backed Securities – 0.15%
• Bank of America Credit Card
Trust Series 2007-A10 A10
0.299% 12/15/16		100,000	99,840
John Deere Owner Trust
Series 2009-A A3
2.59% 10/15/13		17,706	17,773
# Sonic Capital Series 2011-1A
A2 144A 5.438% 5/20/41		14,850	15,110
Total Non-Agency Asset-Backed
Securities (cost $131,469)			132,723

Non-Agency Collateralized Mortgage Obligations – 0.09%
Bank of America Alternative
Loan Trust
Series 2005-3 2A1
5.50% 4/25/20		1,798	1,826
Series 2005-6 7A1
5.50% 7/25/20		1,734	1,621
• Citigroup Mortgage Loan Trust
Series 2007-AR8 1A3A
5.661% 8/25/37		66,816	47,844
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35		6,064	6,041
Wells Fargo Mortgage-Backed
Securities Trust
Series 2006-2 3A1
5.75% 3/25/36		11,024	10,722
•Series 2006-AR5 2A1
2.738% 4/25/36		20,183	15,160
Total Non-Agency Collateralized Mortgage
Obligations (cost $59,442)			83,214

Regional Bonds – 0.82%Δ
Australia – 0.63%
New South Wales Treasury
2.75% 11/20/25	AUD	20,000	22,537
6.00% 4/1/19	AUD	227,000	239,589
Queensland Treasury
6.00% 9/14/17	AUD	273,000	284,566
			546,692
Canada – 0.19%
Province of New Brunswick
2.75% 6/15/18	USD	35,000	36,654
Province of Ontario
3.00% 7/16/18		70,000	73,408
Province of Quebec
4.50% 12/1/20	CAD	55,000	58,241
			168,303
Total Regional Bonds
(cost $727,748)			714,995

«Senior Secured Loans – 0.94%
Allied Security Holdings
Tranche 2L 8.50% 1/21/18	USD	10,000	9,763
@ API Technologies Tranche B
7.75% 6/1/16		9,971	9,472
ATI Holdings 7.50% 3/12/16		4,904	4,729
Attachmate 6.50% 11/21/16		40,000	38,667
BNY ConvergEx Group
8.75% 11/29/17		5,912	5,912
8.75% 12/16/17		14,088	14,088
Brock Holdings III
10.00% 2/15/18		10,000	9,150
Tranche B 6.00% 2/15/17		9,950	9,411
Burlington Coat Factory
Tranche B 6.25% 2/10/17		39,550	37,945
Caesars Entertainment
Operating Tranche B1
3.253% 1/28/15		20,000	16,745
Cengage Learning
Acquisitions 7.50% 7/7/14		44,201	42,238
Charter Communications
Operating Tranche B
7.25% 3/6/14		846	848
Chrysler Group 6.00% 4/28/17		49,875	43,604
CityCenter Holdings
7.50% 1/10/15		13,500	13,278

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Clear Channel Communications
Tranche B 3.889% 1/29/16	USD	48,921	$34,359
Consolidated Container
5.75% 9/28/14		10,000	8,233
Delos Aircraft 7.00% 3/17/16		25,000	25,021
Delta Air Lines Tranche B
5.50% 3/29/17		9,975	9,445
First Data Tranche B2
2.985% 9/24/14		28,772	25,077
Frac Tech International
Tranche B 6.25% 4/19/16		29,312	28,799
GenOn Energy Tranche B
6.00% 6/20/17		19,850	19,562
Gray Television 3.74% 12/31/14		34,909	33,382
Grifols Tranche B 6.00% 6/4/16		39,900	39,265
Houghton International
Tranche B 6.75% 1/11/16		9,907	9,833
Immucor 7.25% 7/2/18		10,000	9,883
International Lease Finance
6.75% 3/17/15		35,000	34,983
Level 3 Financing Tranche B
5.75% 4/11/18		15,000	14,275
@ Mediacom Illinois 5.50% 3/31/17		9,924	9,732
MGM Mirage Tranche E
7.00% 2/21/14		30,000	28,395
Multiplan 4.75% 8/26/17		15,000	14,256
Nortek 5.251% 4/12/17		29,850	28,134
Nuveen Investment
5.819% 5/13/17		36,165	33,597
2nd Lien 12.50% 7/9/15		20,000	20,600
PQ 6.74% 7/30/15		20,000	17,786
Remy International Tranche B
6.25% 12/16/16		19,850	19,205
Reynolds Group Holdings
6.50% 7/7/18		35,000	34,052
Sensus 2nd Lien 8.50% 4/13/18		25,000	24,281
Toys R Us Tranche B
6.00% 9/1/16		9,925	9,553
Univision Communications
4.489% 3/29/17		14,454	12,200
Visant 5.25% 12/31/16		19,912	18,275
Wyle Services 0.00% 3/31/17		9,965	9,651
Total Senior Secured Loans
(cost $856,845)			827,684

Sovereign Bonds – 2.26%Δ
Belgium – 0.04%
Belgium Government
4.25% 9/28/21	EUR	22,900	32,193
			32,193
Brazil – 0.03%
Federal Republic of Brazil
8.875% 10/14/19	USD	20,000	27,200
			27,200
Canada – 0.20%
Canadian Government
3.25% 6/1/21	CAD	71,000	74,214
3.75% 6/1/19	CAD	37,000	40,011
4.00% 6/1/17	CAD	36,000	38,929
4.00% 6/1/41	CAD	20,000	23,724
			176,878
Colombia – 0.08%
Republic of Colombia
7.75% 4/14/21	COP	96,000,000	53,720
12.00% 10/22/15	COP	19,000,000	11,986
			65,706
Finland – 0.03%
Finland Government
3.50% 4/15/21	EUR	17,000	24,981
			24,981
Germany – 0.11%
Deutschland Republic
2.25% 9/4/20	EUR	49,000	68,232
3.50% 7/4/19	EUR	20,000	30,485
			98,717
Indonesia – 0.16%
Indonesia Government
International
7.25% 4/20/15	USD	24,000	26,880
Indonesia Treasury Bonds
8.25% 7/15/21	IDR	386,000,000	48,236
10.50% 8/15/30	IDR	150,000,000	22,136
11.00% 11/15/20	IDR	303,000,000	44,183
			141,435
Malaysia – 0.02%
Malaysia Government
4.262% 9/15/16	MYR	52,000	16,929
			16,929
Mexico – 0.03%
Mexican Bonos
7.50% 6/3/27	MXN	346,000	25,705
			25,705
New Zealand – 0.02%
New Zealand Government
6.00% 5/15/21	NZD	20,000	17,074
			17,074
Norway – 0.49%
Norwegian Government
3.75% 5/25/21	NOK	318,000	60,516
4.25% 5/19/17	NOK	166,000	31,696
4.50% 5/22/19	NOK	777,000	153,468
5.00% 5/15/15	NOK	936,000	178,011
			423,691

(continues)       51

Statements of net assets

Delaware Foundation® Growth Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
Panama – 0.08%
Republic of Panama
6.70% 1/26/36	USD	4,000	$4,860
7.25% 3/15/15		35,000	40,198
8.875% 9/30/27		17,000	24,395
			69,453
Peru – 0.08%
Republic of Peru
7.125% 3/30/19		61,000	73,963
			73,963
Philippines – 0.15%
Republic of Philippines
9.50% 10/21/24		4,000	5,590
9.875% 1/15/19		95,000	127,775
			133,365
Poland – 0.11%
Poland Government International
5.125% 4/21/21		20,000	20,000
6.375% 7/15/19		35,000	38,588
Republic of Poland
5.25% 10/25/20	PLN	20,000	5,791
5.50% 10/25/19	PLN	113,000	33,490
			97,869
Republic of Korea – 0.03%
Korea Treasury Inflation
Linked 2.75% 6/10/20	KRW	28,732,040	28,243
			28,243
Russia – 0.12%
Russian-Eurobond
7.50% 3/31/30	USD	79,580	89,622
#144A 7.50% 3/31/30		14,705	16,589
			106,211
South Africa – 0.23%
South Africa Government
7.25% 1/15/20	ZAR	366,000	42,569
8.00% 12/21/18	ZAR	925,000	114,346
South Africa Government
International 6.50% 6/2/14	USD	38,000	42,275
			199,190
Sweden – 0.12%
Sweden Government
3.00% 7/12/16	SEK	420,000	65,582
5.00% 12/1/20	SEK	220,000	40,936
			106,518
Turkey – 0.04%
Turkey Government International
6.875% 3/17/36	USD	14,000	14,980
7.375% 2/5/25		20,000	22,900
			37,880
United Kingdom – 0.04%
United Kingdom Gilt
4.50% 3/7/19	GBP	19,000	34,887
			34,887
Uruguay – 0.05%
Republic of Uruguay
8.00% 11/18/22	USD	34,000	42,500
			42,500
Total Sovereign Bonds
(cost $1,995,239)			1,980,588

Supranational Banks – 0.06%
International Bank for
Reconstruction & Development
3.375% 4/30/15	NOK	190,000	33,615
3.625% 6/22/20	NOK	90,000	15,877
Total Supranational Banks
(cost $48,501)			49,492

U.S. Treasury Obligations – 3.45%
U.S. Treasury Bonds
3.50% 2/15/39	USD	45,000	50,041
∞4.375% 5/15/41		125,000	161,505
U.S. Treasury Notes
1.00% 9/30/16		615,000	616,006
1.375% 9/30/18		15,000	14,930
2.125% 8/15/21		2,140,000	2,178,128
Total U.S. Treasury Obligations
(cost $2,942,826)			3,020,610

	Number of
	Shares
Preferred Stock – 0.08%
Alabama Power 5.625%		825	20,543
Volkswagen 2.27%		370	48,822
Total Preferred Stock
(cost $83,689)			69,365

Right – 0.00%
† Hong Leong Bank		1,220	585
Total Right (cost $0)			585

	Principal		Value
	Amount°		(U.S. $)
Short Term Investments – 4.46%
≠Discount Notes – 2.31%
Federal Home Loan Bank
0.001% 10/3/11	USD	171,519	$171,519
0.01% 12/23/11		171,968	171,964
0.03% 11/30/11		1,187,184	1,187,165
0.04% 11/2/11		113,943	113,942
Freddie Mac 0.05% 11/2/11		377,481	377,478
			2,022,068
Repurchase Agreements – 2.15%
BNP Paribas 0.02%,
dated 9/30/11, to be
repurchased on 10/3/11,
repurchase price
$1,885,486 (collateralized
by U.S. Government
obligations 0.625%
7/15/14; market value
$1,923,193)		1,885,483	1,885,483
			1,885,483
Total Short Term Investments
(cost $3,907,547)			3,907,551
Total Value of Securities – 100.41%
(cost $88,499,181)			87,967,612
Liabilities Net of Receivables
and Other Assets – (0.41%)			(355,398)
Net Assets Applicable to 9,781,024
Shares Outstanding – 100.00%			$87,612,214

Net Asset Value – Delaware Foundation® Growth Allocation
Fund Class A ($38,594,927 / 4,304,704 Shares)			$8.97
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class B ($2,437,155 / 277,071 Shares)			$8.80
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class C ($6,043,272 / 690,124 Shares)			$8.76
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class R ($10,085,216 / 1,132,130 Shares)			$8.91
Net Asset Value – Delaware Foundation Growth Allocation
Fund Institutional Class ($30,451,644 / 3,376,995 Shares)			$9.02

Components of Net Assets at September 30, 2011:
Shares of beneficial interest
(unlimited authorization – no par)			$85,215,419
Undistributed net investment income			1,099,382
Accumulated net realized gain on investments			1,729,450
Net unrealized depreciation of investments
and foreign currencies			(432,037)
Total net assets			$87,612,214

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
CAD — Canadian Dollar
CLP — Chilean Peso
COP — Columbian Peso
DKK — Danish Krone
EUR — European Monetary Unit
GBP — British Pound Sterling
HKD — Hong Kong Dollar
IDR — Indonesian Rupiah
ILS — Israeli Shekel
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
ZAR — South African Rand

†	Non income producing security.
§	Developed Market – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Market – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
•	Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2011.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $1,758,042, which represented 2.01% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $1,093,428, which represented 1.25% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $23,783, which represented 0.03% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.

(continues)       53

Statements of net assets

Delaware Foundation® Growth Allocation Fund

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.
∞	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at the time of purchase.

Net Asset Value and Offering Price Per Share –
Delaware Foundation Growth Allocation Fund
Net asset value Class A (A)	$8.97
Sales charge (5.75% of offering price) (B)	0.55
Offering price	$9.52

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(75,537)	USD	76,904	11/4/2011	$4,124
BAML	EUR	(87,796)	USD	120,108	11/4/2011	2,525
BAML	IDR	428,500,000	USD	(46,150)	11/4/2011	2,431
BAML	JPY	2,022,330	USD	(26,502)	11/4/2011	(269)
BAML	NOK	(497,106)	USD	87,138	11/4/2011	2,601
BAML	PLN	(125,804)	USD	38,927	11/4/2011	1,095
BCLY	EUR	(29,734)	USD	40,000	11/4/2011	177
BCLY	JPY	1,900,605	USD	(24,911)	11/4/2011	(258)
CITI	EUR	(79,078)	USD	108,160	11/4/2011	2,253
CITI	JPY	2,843,862	USD	(37,273)	11/4/2011	(383)
CITI	NZD	15,101	USD	(12,336)	11/4/2011	(853)
GSC	AUD	(108,390)	USD	105,000	11/4/2011	564
GSC	GBP	64,436	USD	(100,515)	11/4/2011	(82)
GSC	NOK	(110,720)	USD	19,392	11/4/2011	564
HSBC	AUD	(122,646)	USD	124,713	11/4/2011	6,542
HSBC	EUR	(27,761)	USD	37,951	11/4/2011	770
HSBC	KRW	52,887,000	USD	(45,506)	11/4/2011	(833)
HSBC	NOK	(198,214)	USD	34,783	11/4/2011	1,075
JPMC	CLP	32,305,500	USD	(63,971)	11/4/2011	(1,848)
JPMC	EUR	(36,271)	USD	49,637	11/4/2011	1,060
MNB	DKK	107,365	USD	(19,714)	10/4/2011	(388)
MNB	EUR	(41,919)	USD	56,252	10/3/2011	98
MNB	GBP	(958)	USD	1,488	10/3/2011	(5)
MNB	HKD	(35,955)	USD	4,614	10/3/2011	(3)
MNB	ILS	(3,442)	USD	925	10/3/2011	(1)
MNB	JPY	(659,370)	USD	8,544	10/5/2011	(5)
MNB	PLN	(4,145)	USD	1,256	10/3/2011	5
MNB	SEK	(145,628)	USD	21,317	10/4/2011	106
MNB	SGD	21,019	USD	(16,170)	10/5/2011	(89)
MSC	AUD	(41,085)	USD	40,000	11/4/2011	414
MSC	EUR	(171,612)	USD	233,808	11/4/2011	3,975
MSC	JPY	3,200,200	USD	(41,908)	11/4/2011	(397)
MSC	KRW	188,563,000	USD	(162,331)	11/4/2011	(3,055)
MSC	NOK	(221,444)	USD	38,843	11/4/2011	1,185
						$23,095

Futures Contracts
		Notional			Unrealized
Contracts to		Cost	Notional	Expiration	Appreciation
Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(5)	U.S. Treasury
	10 yr Notes	$(643,775)	$(650,469)	12/20/11	$(6,694)
7	U.S. Treasury
	Long Bond	948,925	998,375	11/25/11	49,450
2	U.S. Ultra
	Bond	285,006	317,250	12/20/11	32,244
		$590,156			$75,000

Swap Contracts
CDS Contracts
				Annual		Unrealized
	Swap Referenced	Notional		Protection	Termination	Appreciation
Counterparty	Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.17	USD	500,000	5.00%	12/20/16	$10,829
BAML	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR	215,000	5.00%	12/20/16	(45)
BAML	Kingdom of Spain
	5 yr CDS	USD	59,000	1.00%	12/20/15	830
BCLY	CDX.NA.HY.17		15,000	5.00%	12/20/16	325
BCLY	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR	315,000	5.00%	12/20/16	(34)
	Kingdom of Spain
BCLY	5 yr CDS	USD	60,000	1.00%	3/20/15	4,504
BCLY	5 yr CDS		30,000	1.00%	3/21/16	534
BCLY	Republic of France
	5 yr CDS		74,000	0.25%	9/20/16	(419)
BCLY	United States
	of America
	5 yr CDS	EUR	70,000	0.25%	3/20/16	(15)
CITI	CDX.NA.HY.17	USD	30,000	5.00%	12/20/16	573
GSC	CDX.NA.HY.17		70,000	5.00%	12/20/16	1,516
GSC	Republic of France
	5 yr CDS		32,000	0.25%	9/20/16	(118)
JPMC	CDX.NA.HY.17		350,000	5.00%	12/20/16	6,251
JPMC	Portuguese
	Republic
	5 yr CDS		38,000	1.00%	6/20/15	11,410
JPMC	Republic of France
	5 yr CDS		53,000	0.25%	9/20/16	(286)
MSC	CDX.NA.HY.17		140,000	5.00%	12/20/16	2,500
MSC	Japan 5 yr CDS		50,000	1.00%	9/20/16	656
MSC	Kingdom of Spain
	5 yr CDS		72,000	1.00%	6/20/16	3,237
MSC	People’s Republic
	of China
	5 yr CDS		105,000	1.00%	12/20/16	0
	Republic of France
MSC	5 yr CDS		80,000	0.25%	9/20/16	(268)
MSC	5 yr CDS		57,000	0.25%	12/20/16	(474)
MSC	Republic of Italy
	5 yr CDS		60,000	1.00%	9/20/16	2,769
MSC	State of Israel
	5 yr CDS		50,000	1.00%	9/20/16	448
						$44,723
	Protection Sold /
	Moody’s Rating:
JPMC	Tyson Foods
	CDS / Ba		30,000	1.00%	3/20/16	$223
	Total					$44,946

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
CDS — Credit Default Swaps
CITI — Citigroup Global Markets
CVA — Dutch Certificate
GDR — Global Depositary Receipt
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
HSBC — Hong Kong Shanghai Bank
HY — High Yield
JPMC — JPMorgan Chase Bank
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
NCUA — National Credit Union Administration
NVDR — Non Voting Depositary Receipt
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

See accompanying notes, which are an integral part of the financial statements.

(continues)       55

Statements of net assets

Delaware Foundation® Moderate Allocation Fund
September 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 54.66%
U.S. Markets – 30.76%
Consumer Discretionary – 3.63%
†	AFC Enterprises	9,350	$110,611
†	Apollo Group Class A	29,400	1,164,534
†	Bally Technologies	1,650	44,517
	Big 5 Sporting Goods	6,275	38,152
†	Buffalo Wild Wings	1,400	83,720
	CBS Class B	3,770	76,833
	CEC Entertainment	2,925	83,275
=	Century Communications
	Tracking	25,000	0
†	Cheesecake Factory	2,770	68,281
	Cinemark Holdings	4,015	75,803
	Comcast Class A	50,700	1,059,630
	Comcast Special Class	20,350	421,042
	Cooper Tire & Rubber	5,100	55,539
	DSW Class A	3,555	164,170
	Expedia	7,430	191,323
†	Ford Motor	25,330	244,941
†	G-III Apparel Group	4,790	109,499
	Guess	4,470	127,350
†	Iconix Brand Group	6,645	104,991
†	Jack in the Box	3,395	67,628
	Jarden	8,510	240,493
	Jones Group	3,410	31,406
†	Jos. A Bank Clothiers	2,990	139,424
†	Knology	7,845	101,828
	Kohl’s	4,630	227,333
	Lincoln Educational Services	4,505	36,445
	Lowe’s	92,500	1,788,949
	Macy’s	14,650	385,588
	McDonald’s	4,880	428,562
	National CineMedia	5,270	76,468
	NIKE Class B	12,000	1,026,120
	Nordstrom	5,430	248,042
†	Perry Ellis International	6,045	113,646
†	priceline.com	3,375	1,516,927
†	Shuffle Master	10,760	90,492
	Staples	64,100	852,530
	Starbucks	4,620	172,280
†	Steven Madden	4,585	138,009
	Target	4,940	242,258
†	Tenneco	3,595	92,068
	Viacom Class B	8,460	327,740
			12,568,447
Consumer Staples – 3.10%
	Archer-Daniels-Midland	49,000	1,215,690
	Avon Products	45,100	883,960
	Bunge	6,700	390,543
	Casey’s General Stores	4,085	178,310
	Coca-Cola	3,730	251,999
	CVS Caremark	42,290	1,420,098
†	Fresh Market	2,220	84,715
	General Mills	7,620	293,141
	J&J Snack Foods	2,450	117,723
	Kimberly-Clark	20,270	1,439,373
	Kraft Foods	30,900	1,037,622
	PepsiCo	8,170	505,723
†	Prestige Brands Holdings	10,305	93,260
	Procter & Gamble	10,360	654,545
	Safeway	61,200	1,017,756
†	Susser Holdings	8,070	160,835
	Walgreen	30,400	999,856
			10,745,149
Energy – 2.59%
	Apache	1,910	153,258
	Baker Hughes	3,950	182,332
	Berry Petroleum Class A	3,940	139,397
	Bristow Group	2,940	124,744
†	Carrizo Oil & Gas	4,660	100,423
	Chevron	14,600	1,350,792
†	Complete Production Services	3,670	69,180
	ConocoPhillips	15,900	1,006,788
	EOG Resources	19,100	1,356,292
	Exxon Mobil	11,410	828,708
	Hess	3,570	187,282
†	Key Energy Services	10,485	99,503
	Lufkin Industries	1,285	68,375
	Marathon Oil	43,400	936,572
	National Oilwell Varco	2,520	129,074
†	Newfield Exploration	5,420	215,120
	Occidental Petroleum	3,770	269,555
†	Pioneer Drilling	13,145	94,381
†	RigNet	5,400	86,562
†	Rosetta Resources	2,215	75,797
	Schlumberger	6,870	410,345
†	Swift Energy	3,480	84,703
	Williams	41,100	1,000,374
			8,969,557
Financials – 3.48%
	AFLAC	6,150	214,943
	Allstate	42,900	1,016,301
	American Equity Investment
	Life Holding	10,040	87,850
	Apollo Investment	11,050	83,096
	Bank of New York Mellon	51,400	955,526
	BlackRock	1,720	254,577
	Boston Private
	Financial Holdings	14,015	82,408
	Capital One Financial	6,500	257,595
	Cardinal Financial	8,530	73,529
	City Holding	2,545	68,690
	CME Group	4,700	1,158,079

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	DCT Industrial Trust	20,145	$88,437
	Delphi Financial Group	4,750	102,220
	Dime Community Bancshares	7,580	76,785
	DuPont Fabros Technology	4,915	96,776
	EastGroup Properties	2,990	114,039
	Entertainment
	Properties Trust	2,955	115,186
	Flushing Financial	8,290	89,532
	Goldman Sachs Group	1,990	188,155
@	Harleysville Group	885	52,091
	Home Bancshares	3,795	80,530
	Home Properties	2,600	147,576
	Host Hotels & Resorts	15,090	165,085
@	Independent Bank	3,125	67,938
†	IntercontinentalExchange	13,530	1,600,060
	JPMorgan Chase	15,270	459,932
	LaSalle Hotel Properties	5,705	109,536
	M&T Bank	1,760	123,024
	Marsh & McLennan	37,900	1,005,866
	Park National	1,845	97,564
†	Piper Jaffray	2,265	40,611
	Primerica	5,045	108,770
	ProAssurance	1,310	94,346
	Prosperity Bancshares	3,445	112,583
	Prudential Financial	7,130	334,112
	Sovran Self Storage	3,265	121,360
	Susquehanna Bancshares	13,170	72,040
	Tanger Factory Outlet Centers	4,115	107,031
†	Texas Capital Bancshares	3,305	75,519
	Travelers	25,800	1,257,233
	Trustmark	5,765	104,635
	Webster Financial	5,795	88,664
	Wells Fargo	20,790	501,455
			12,051,285
Healthcare – 4.14%
	Abbott Laboratories	6,400	327,296
†	Acorda Therapeutics	3,250	64,870
†	Air Methods	2,135	135,935
†	Align Technology	6,890	104,521
	Allergan	21,300	1,754,694
	AmerisourceBergen	3,810	141,999
	Amgen	4,580	251,671
†	AMN Healthcare Services	15,840	63,518
	Baxter International	19,300	1,083,502
	Cardinal Health	25,500	1,067,940
†	Catalyst Health Solutions	2,235	128,937
†	Celgene	3,680	227,866
†	Conmed	3,765	86,633
†	CryoLife	10,265	46,090
†	Express Scripts	6,650	246,516
†	Gilead Sciences	6,160	239,008
†	Haemonetics	1,865	109,065
†	Incyte	5,840	81,585
	Johnson & Johnson	17,530	1,116,836
†	Medco Health Solutions	6,300	295,407
	Merck	48,990	1,602,462
†	Merit Medical Systems	8,350	109,719
†	ONYX Pharmaceuticals	4,115	123,491
	Perrigo	9,050	878,846
	Pfizer	90,372	1,597,776
	Quality Systems	1,465	142,105
	Quest Diagnostics	21,700	1,071,112
†	Quidel	7,080	115,900
†	SonoSite	3,855	116,961
†	Spectrum Pharmaceuticals	7,675	58,560
†	Thermo Fisher Scientific	5,280	267,379
	UnitedHealth Group	10,290	474,575
†	Vertex Pharmaceuticals	2,630	117,140
	West Pharmaceutical Services	2,875	106,663
			14,356,578
Industrials – 2.88%
	AAON	5,655	89,066
	Acuity Brands	2,190	78,928
	Applied Industrial Technologies	4,450	120,862
	Barnes Group	5,215	100,389
	Caterpillar	10,930	807,071
†	Chart Industries	1,900	80,123
†	Columbus McKinnon	6,035	66,144
†	CRA International	2,595	51,926
	Cummins	2,340	191,084
	Deere	3,570	230,515
	Ducommun	4,810	72,054
	ESCO Technologies	2,960	75,480
†	Esterline Technologies	2,780	144,115
	Expeditors International
	of Washington	21,100	855,605
	FedEx	1,190	80,539
	Fluor	3,600	167,580
	General Electric	14,600	222,504
†	Gibraltar Industries	11,120	90,294
	Granite Construction	2,570	48,239
	Honeywell International	6,270	275,316
†	Hub Group Class A	4,860	137,392
	Hunt (J.B.) Transport Services	3,190	115,223
†	Kadant	4,615	81,962
†	KEYW Holding	6,280	44,651
†	Kforce	9,460	92,803
	Lockheed Martin	2,480	180,147
	Manpower	3,380	113,636
	McGrath RentCorp	2,315	55,074

(continues)       57

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials (continued)
†	MYR Group	5,765	$101,695
	Norfolk Southern	2,470	150,719
	Northrop Grumman	19,900	1,037,984
	Raytheon	25,200	1,029,924
	Republic Services	4,400	123,464
	Rockwell Collins	1,750	92,330
	Roper Industries	1,790	123,349
†	RPX	1,705	35,311
†	Tetra Tech	4,085	76,553
†	Titan Machinery	4,620	82,698
	Towers Watson Class A	3,750	224,175
	Triumph Group	3,205	156,212
	Tutor Perini	3,785	43,490
	Union Pacific	2,530	206,625
	United Stationers	4,475	121,944
	United Technologies	6,080	427,789
†	URS	3,610	107,073
	US Ecology	5,005	77,427
	Waste Management	33,600	1,094,015
			9,981,499
Information Technology – 7.77%
†	Adobe Systems	40,100	969,217
	Adtran	4,345	114,969
†	Amkor Technology	19,125	83,385
	Anixter International	2,200	104,368
†	Apple	9,995	3,809,893
†	Applied Micro Circuits	14,820	79,583
†	Cirrus Logic	3,790	55,865
	Cisco Systems	75,080	1,162,989
†	Cognizant Technology
	Solutions Class A	3,900	244,530
†	comScore	4,000	67,480
†	EMC	16,880	354,311
†	ExlService Holdings	1,500	33,000
†	FARO Technologies	2,735	86,289
†	Google Class A	4,235	2,178,399
	Intel	68,680	1,464,944
	International
	Business Machines	1,080	189,032
	Intuit	28,700	1,361,528
†	IXYS	7,695	83,722
	j2 Global Communications	4,720	126,968
†	Liquidity Services	3,105	99,577
†	LogMeln	3,450	114,575
	MasterCard Class A	6,125	1,942,605
†	MEMC Electronic Materials	19,500	102,180
	Microsoft	27,220	677,506
	Motorola Solutions	26,014	1,089,987
†	NetApp	5,570	189,046
†	NETGEAR	2,520	65,243
†	Nuance Communications	5,730	116,663
†	ON Semiconductor	19,150	137,306
	Oracle	3,560	102,314
	Plantronics	3,325	94,596
†	Polycom	26,300	483,131
†	Progress Software	5,095	89,417
	QUALCOMM	44,960	2,186,405
†	QuinStreet	7,210	74,624
†	Rofin-Sinar Technologies	2,805	53,856
†	Semtech	3,790	79,969
†	SolarWinds	2,925	64,409
†	SS&C Technologies Holdings	7,250	103,603
†	SuccessFactors	3,660	84,143
†	Synaptics	4,045	96,676
	Syntel	1,760	76,014
†	TeleTech Holdings	6,775	103,251
†	Teradata	20,500	1,097,365
†	ValueClick	5,745	89,392
	VeriSign	41,300	1,181,593
†	ViaSat	2,240	74,614
	Visa Class A	22,750	1,950,130
†	Vocus	4,915	82,375
	Xerox	132,800	925,616
†	Yahoo	55,160	725,906
			26,924,559
Materials – 0.68%
	Boise	13,020	67,313
†	Castle (A.M.)	5,325	58,256
	Celanese Class A	7,120	231,614
	Cliffs Natural Resources	2,730	139,694
†	Coeur d’Alene Mines	3,305	70,859
	Dow Chemical	4,980	111,851
	duPont (E.I.) deNemours	25,310	1,011,642
	Eastman Chemical	2,130	145,969
†	Ferro	12,760	78,474
†	KapStone Paper & Packaging	7,965	110,634
	Koppers Holdings	3,670	93,989
†	Owens-Illinois	6,400	96,768
=∏†	PT Holdings	35	0
	Silgan Holdings	3,105	114,078
†	TPC Group	1,915	38,453
			2,369,594
Telecommunication Services – 1.55%
	Alaska Communications
	Systems Group	8,040	52,742
	AT&T	58,700	1,674,125
	Atlantic Tele-Network	1,870	61,486
†	Crown Castle International	39,000	1,586,130
†	NII Holdings	30,900	832,755
	NTELOS Holdings	5,330	94,501
	Verizon Communications	29,600	1,089,280
			5,391,019

		Number of	Value
		Shares	(U.S. $)
	Common Stock (continued)
	U.S. Markets (continued)
	Utilities – 0.94%
	AGL Resources	4,280	$174,367
=	Calpine Corp Escrow Tracking	20,000	0
	Cleco	3,410	116,417
	Edison International	29,000	1,109,250
	Exelon	4,810	204,954
	MDU Resources Group	7,220	138,552
	NorthWestern	2,370	75,698
	OGE Energy	3,180	151,972
	Progress Energy	22,100	1,143,012
	UIL Holdings	2,565	84,465
	UNITIL	2,000	51,360
			3,250,047
	Total U.S. Markets
	(cost $98,080,260)		106,607,734

	§Developed Markets – 16.51%
	Consumer Discretionary – 1.99%
	Bayerische Motoren Werke	10,596	699,907
	Cie Financiere Richemont
	Class A	3,810	169,699
	Cie Generale des
	Etablissements
	Michelin Class B	2,550	152,493
	Crown	13,050	99,451
	Don Quijote	22,400	799,695
	Hennes & Mauritz Class B	4,200	125,709
	Honda Motor	8,200	240,218
	LVMH Moet Hennessy
	Louis Vuitton	965	127,366
	McDonald’s Holdings	4,400	117,354
	Pirelli & C	14,300	101,703
	PPR	2,668	344,830
	Promotora de
	Informaciones ADR	45,100	199,793
	Publicis Groupe	11,850	494,522
	Reed Elsevier	16,500	126,308
†	Shimano	2,800	148,207
	Sky City Entertainment Group	40,000	101,229
	Sodexo	1,850	121,803
	Sony	4,100	78,482
	Sumitomo Rubber Industries	12,941	165,469
	Suzuki Motor	5,700	125,645
	Swatch Group	419	137,846
	Swatch Group Bearer Shares	1,110	66,150
	Techtronic Industries	544,000	365,734
	Toyota Motor	32,489	1,113,696
	Yamada Denki	1,830	127,275
	Yue Yuen Industrial Holdings	214,500	554,750
			6,905,334
	Consumer Staples – 2.56%
	Anheuser-Busch InBev	4,850	257,405
	Aryzta	27,152	1,178,879
	British American Tobacco	10,850	458,086
	Carlsberg Class B	1,440	85,320
	China Mengniu Dairy	38,000	116,267
	Coca Cola Hellenic Bottling	6,860	120,891
	Coca-Cola Amatil	76,538	877,124
	Danone	2,060	126,621
	Diageo	11,200	213,519
	Golden Agri-Resources	192,000	88,906
	Greggs	152,241	1,089,204
	Imperial Tobacco Group	5,950	200,772
	Japan Tobacco	49	229,200
	Kao	6,600	183,839
	Kerry Group Class A	3,150	110,557
	Koninklijke Ahold	15,000	176,383
	L’Oreal	1,600	156,067
	Nestle	12,000	660,560
	Reckitt Benckiser Group	4,000	202,646
	SABMiller	3,750	122,343
	Seven & I Holdings	7,900	221,438
	Tesco	223,235	1,307,448
	Unilever	4,720	147,831
	Unilever CVA	6,900	218,384
	Wesfarmers	3,600	108,812
	Woolworths	9,400	224,709
			8,883,211
	Energy – 0.68%
	Aker Solutions	8,900	85,258
	AMEC	8,700	109,761
	BG Group	16,000	306,179
	Fugro CVA	2,150	108,415
†	Kvaerner	37,500	49,638
†	Nabors Industries	8,730	107,030
	Neste Oil	13,300	115,413
	Noble	6,680	196,058
	Repsol	5,180	136,730
	Santos	11,950	129,375
	Total	19,790	873,026
	Woodside Petroleum	4,450	137,927
			2,354,810
	Financials – 1.64%
	AIA Group	63,200	178,976
	Alterra Capital Holdings	4,855	92,099
	AXA	27,868	362,519
	City Developments	12,000	87,058
	Credit Agricole	18,000	123,778
	Daito Trust Construction	1,400	128,351
=†@#	Etalon Group GDR 144A	16,400	57,400
	Hong Kong Exchanges
	& Clearing	11,600	168,266

(continues)       59

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Financials (continued)
	HSBC Holdings	94,450	$723,328
†	IMMOFINANZ	26,600	75,193
†	Lloyds Banking Group	350,000	187,875
	Man Group	35,500	91,819
	Mitsubishi UFJ
	Financial Group	204,173	937,083
	Nordea Bank	90,090	728,839
	Sony Financial Holdings	7,900	120,615
	Standard Chartered	48,304	963,588
	Tokio Marine Holdings	7,600	192,607
†	UBS	16,830	192,490
	Unione di Banche Italiane	21,400	79,213
	Wharf Holdings	22,000	108,539
	Wing Hang Bank	11,500	92,817
			5,692,453
Healthcare – 1.74%
†	Alkermes	9,450	144,207
	Bayer	2,850	157,256
	Dainippon Sumitomo Pharma	12,800	140,674
	Fresenius	1,420	126,205
	Getinge Class B	5,400	117,792
†	ICON ADR	4,820	77,506
	Lonza Group	2,100	126,520
	Meda Class A	85,296	778,054
	Miraca Holdings	2,900	127,466
	Novartis	19,129	1,068,461
	Novo Nordisk ADR	9,200	915,584
	Novo Nordisk Class B	2,160	215,393
	Roche Holding	3,670	592,684
	Sanofi	16,974	1,116,371
	Santen Pharmaceutical	3,200	134,491
	Shire	6,380	198,932
			6,037,596
Industrials – 2.83%
	ABB	14,150	242,021
	Aggreko	4,200	105,676
	Alfa Laval	6,800	107,010
	Alstom	9,303	306,393
	Asahi Glass	71,000	693,189
	BIC	1,400	119,187
	Box Ships	6,320	49,991
	Central Japan Railway	18	157,082
	Cie de Saint-Gobain	13,143	501,367
	Deutsche Post	56,003	716,915
	DSV	6,000	107,938
	East Japan Railway	16,041	972,512
	Experian	14,900	167,241
	FANUC	900	123,971
†	Fiat Industrial	17,000	127,013
	Fraport	1,930	113,632
	G4S	35,700	147,690
	IHI	60,000	132,278
	ITOCHU	117,749	1,125,188
	Keppel	16,870	98,991
	Koninklijke Boskalis Westminster	4,240	130,401
	Koninklijke Philips Electronics	10,285	184,512
	Kurita Water Industries	4,400	123,345
	Marubeni	23,000	128,431
	Mitsubishi Heavy Industries	38,000	160,269
	Mitsui Engineer & Shipbuilding	60,000	100,760
†	Qantas Airways	72,800	97,625
	Rolls-Royce Holdings	19,450	178,776
=†	Rolls-Royce Holdings Class C	1,929,600	3,009
	Schneider Electric	2,530	135,379
	Secom	3,100	149,521
	SembCorp Industries	48,000	123,966
	Siemens	3,425	308,114
	Singapore Airlines	46,083	399,228
	Sumitomo Electric Industries	10,800	126,839
	Teleperformance	29,565	627,996
@†	Tianjin Development Holdings	68,000	29,887
	Vallourec	2,853	163,364
	Volvo Class B	15,800	155,158
	Wendel	1,770	110,912
	Wolseley	5,230	129,750
	Yamato Holdings	6,600	120,326
			9,802,853
Information Technology – 1.08%
	Accenture Class A	5,140	270,775
	Amadeus IT Holding	7,300	116,618
	ASM Pacific Technology	10,350	101,028
	Brother Industries	9,000	105,738
	Canon	7,500	340,545
†	CGI Group Class A	97,141	1,826,432
	Computershare	12,870	91,674
	Infineon Technologies	17,300	127,635
†	InterXion Holding	3,560	42,044
	Kyocera	2,100	175,593
	Nippon Electric Glass	14,000	127,218
	SAP	5,570	283,383
	Trend Micro	4,100	128,228
			3,736,911
Materials – 2.34%
	Agrium	2,670	177,982
	Air Liquide	1,540	179,815
	Anglo American	5,200	178,914
	Anglo American ADR	8,500	147,574
†	AuRico Gold	71,918	678,498
	BHP Billiton	12,300	328,539
	BHP Billiton Limited	17,400	576,330
	Incitec Pivot	40,300	124,906
	Johnson Matthey	4,320	105,950

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Materials (continued)
	Kansai Paint	14,000	$134,158
	Kazakhmys	8,190	100,036
	Lafarge	7,514	258,220
	Lanxess	2,850	136,699
	Newcrest Mining	5,080	167,503
	Nitto Denko	4,000	157,427
	Rexam	200,608	964,545
	Rio Tinto	21,164	938,464
	Rio Tinto Limited	1,750	102,541
	Sika Bearer Shares	54	95,599
	Sumitomo Metal Mining	9,000	119,162
	Syngenta	640	166,297
	Syngenta ADR	18,000	933,660
	Wacker Chemie	860	76,342
	Xstrata	13,900	175,502
	Yamana Gold	79,476	1,090,209
			8,114,872
Telecommunication Services – 1.05%
	China Mobile ADR	12,725	619,835
	China Unicom Hong Kong ADR	17,543	357,877
	Softbank	5,500	160,930
	Tele2 Class B	6,900	124,930
	Vivendi	52,637	1,071,566
	Vodafone Group	390,917	1,007,374
	Vodafone Group ADR	11,070	283,946
			3,626,458
Utilities – 0.60%
	Centrica	43,900	202,336
	Enagas	5,730	105,296
	National Grid	140,755	1,394,986
	Shikoku Electric Power	4,300	118,213
	SSE	6,600	132,426
	Suez Enviornnement	7,750	107,845
			2,061,102
Total Developed Markets
	(cost $60,714,638)		57,215,600

XEmerging Markets – 7.39%
Consumer Discretionary – 0.54%
	B2W Cia Global Do Varejo	10,805	85,430
†	Ctrip.com International ADR	22,200	713,952
	Cyrela Brazil Realty SA
	Empreendimentos
	e Participacoes	9,596	59,401
	Grupo Televisa ADR	23,400	430,326
	Hyundai Home
	Shopping Network	1,543	178,553
	LG Electronics	2,229	126,944
†	Magazine Luiza	3,800	23,361
	Mahindra & Mahindra	8,058	131,506
@	Turkiye Sise ve Cam Fabrikalari	58,701	111,948
†	Xueda Education Group ADR	5,000	13,650
			1,875,071
Consumer Staples – 0.67%
	Brazil Foods ADR	13,600	238,408
	Cia Brasileira de
	Distribuicao Grupo
	Pao de Acucar ADR	3,500	107,730
@	Cresud ADR	10,369	112,193
	Fomento Economico
	Mexicano ADR	2,725	176,635
	Hypermarcas	20,000	95,430
	KT&G	7,235	449,101
@	Lotte Chilsung Beverage	324	324,186
@	Lotte Confectionery	198	253,637
	Tingyi Cayman
	Islands Holding	39,816	97,599
	Tsingtao Brewery	18,162	99,667
@	United Spirits	14,833	239,182
	Wal-Mart de Mexico Series V	51,654	118,397
			2,312,165
Energy – 1.37%
	Banpu NVDR	20,933	350,069
	China Petroleum &
	Chemical ADR	400	38,320
	CNOOC	434,000	697,818
	CNOOC ADR	1,400	224,420
	Gazprom ADR	39,530	378,411
	LUKOIL ADR	2,800	140,532
	PetroChina ADR	1,400	168,686
	Petroleo Brasileiro SA ADR	39,700	891,265
	Petroleo Brasileiro SP ADR	32,200	667,184
†	Polski Koncern Naftowy Orlen	8,420	91,721
	PTT	20,643	172,356
	PTT Exploration & Production	12,300	55,101
#	Reliance Industries GDR 144A	12,258	395,622
†	Rosneft Oil GDR	31,900	185,328
	Sasol ADR	4,100	166,460
	Tambang Batubara Bukit Asam	74,491	140,756
			4,764,049
Financials – 1.24%
	ABSA Group	4,883	80,876
	Banco Bradesco ADR	9,302	137,577
	Banco Santander Brasil ADR	28,500	208,620
	Bangkok Bank	36,013	161,953
	Bank of China	382,800	118,368
	Cathay Financial Holding	80,019	90,694
	China Construction Bank	256,449	155,108
	Credicorp	1,250	115,250

(continues)       61

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Financials (continued)
	Fubon Financial Holding	133,388	$137,787
	Grupo Financiero Banorte	33,100	97,795
@	Hong Leong Bank	15,400	49,168
	ICICI Bank ADR	4,900	170,128
	Industrial & Commercial
	Bank of China	299,800	144,769
@	IRSA Inversiones y
	Representaciones ADR	4,575	39,803
	Itau Unibanco Holding ADR	8,700	135,024
@	KB Financial Group ADR	11,389	373,117
@	KLCC Property Holdings	156,000	155,285
	Malayan Banking	64,355	160,576
	OTP Bank	7,523	110,691
	Powszechna Kasa Oszczednosci
	Bank Polski	11,733	115,600
	Powszechny Zaklad Ubezpieczen	1,852	174,536
	Samsung Life Insurance	4,130	313,620
@	Sberbank	119,117	260,866
	Standard Bank Group	24,729	282,713
	Torunlar Gayrimenkul
	Yatirim Ortakligi	23,011	62,337
	Turkiye Is Bankasi Class C	36,228	93,057
@†	UEM Land Holdings	331,123	179,058
	VTB Bank GDR	38,300	156,936
			4,281,312
Healthcare – 0.37%
	Teva Pharmaceutical
	Industries ADR	34,800	1,295,256
			1,295,256
Industrials – 0.25%
	All America Latina Logistica	13,818	62,042
†	Empresas ADR	26,700	118,548
	Gol Linhas Aereas
	Inteligentes ADR	27,200	151,232
@	KCC	1,470	273,923
	Leoch International Technology	11,000	4,059
	Santos Brasil Participacoes	10,600	132,359
	United Tractors	57,469	142,008
			884,171
Information Technology – 1.16%
	Alibaba.com	45,500	41,874
†	Check Point
	Software Technologies	3,090	163,028
†	Foxconn International Holdings	180,000	92,985
	Hon Hai Precision Industry	211,252	470,914
	HTC	50,318	1,105,178
	LG Display ADR	8,500	69,275
	MediaTek	3,006	32,697
	MStar Semiconductor	9,908	51,735
	Samsung Electronics	1,039	723,615
@†	Shanda Interactive
	Entertainment ADR	5,600	165,424
†	Sina	3,000	214,830
†	Sohu.com	6,200	298,840
	Taiwan Semiconductor
	Manufacturing	83,069	187,030
	Taiwan Semiconductor
	Manufacturing ADR	17,700	202,311
	United Microelectronics	562,000	207,315
			4,027,051
Materials – 0.83%
	Anglo American Platinum	1,776	121,073
	ArcelorMittal South Africa	24,383	178,259
	Braskem ADR	7,575	118,322
	Cemex ADR	69,037	218,157
	Cia de Minas
	Buenaventura ADR	5,550	209,457
	Fibria Celulose ADR	32,900	249,053
@	Gerdau	18,000	105,207
	Gerdau ADR	21,600	154,008
	Impala Platinum Holdings	3,920	79,150
	Israel Chemicals	13,300	152,615
†	Jastrzebska Spolka Weglowa	3,200	82,116
	MMC Norilsk Nickel ADR	7,346	158,300
	Petronas Chemicals Group	44,700	77,229
	POSCO ADR	1,225	93,112
	Siam Cement NVDR	10,300	86,091
	Steel Authority of India	67,087	143,715
	Ultratech Cement	6,108	141,861
	Vale ADR	21,625	493,050
			2,860,775
Telecommunication Services – 0.85%
	America Movil ADR	8,200	181,056
	China Telecom	336,000	210,409
	Chunghwa Telecom ADR	7,560	249,480
	KT ADR	20,250	299,295
	LG Uplus	22,965	123,391
	Mobile Telesystems ADR	40,700	500,610
	MTN Group	13,435	219,320
	SK Telecom ADR	24,525	345,067
	Telecomunicacoes de
	Sao Paulo ADR	7,905	209,087
	Turkcell Iletisim Hizmet ADR	20,650	232,932
	Vodacom Group	32,723	364,462
			2,935,109
Utilities – 0.11%
	Centrais Eletricas
	Brasileiras ADR	13,100	114,887
@	Huaneng Power
	International ADR	4,225	71,107

	Number of		Value
	Shares		(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Utilities (continued)
Light		8,100	$106,522
Polska Grupa Energetyczna		14,084	82,158
			374,674
Total Emerging Markets
(cost $29,438,950)			25,609,633
Total Common Stock
(cost $188,233,848)			189,432,967

Convertible Preferred Stock – 0.11%
Apache 6.00%
exercise price $109.12,
expiration date 8/1/13		1,100	56,287
Aspen Insurance
Holdings 5.625%
exercise price $29.28,
expiration date 12/31/49		1,207	59,973
Bank of America 7.25%
exercise price $50.00,
expiration date 12/31/49		67	51,691
# Chesapeake Energy 144A 5.75%
exercise price $27.94,
expiration date 12/31/49		70	76,913
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49		122	101,137
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49		433	43,737
Total Convertible Preferred Stock
(cost $477,919)			389,738

Exchange-Traded Fund – 0.01%
iShares MSCI EAFE
Growth Index		350	17,448
Total Exchange-Traded Fund
(cost $17,534)			17,448

	Principal
	Amount°
Agency Asset-Backed Securities – 0.02%
Fannie Mae Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	USD	63,272	66,784
• Fannie Mae Whole Loan
Series 2002-W11 AV1
0.575% 11/25/32		11,704	10,804
Total Agency Asset-Backed Securities
(cost $74,470)			77,588

Agency Collateralized Mortgage Obligations – 0.43%
Fannie Mae Grantor Trust
Series 2001-T8 A2
9.50% 7/25/41	USD	45,871	54,674
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26		51,202	57,924
Series 2003-26 AT
5.00% 11/25/32		289,268	309,860
Series 2003-122 AJ
4.50% 2/25/28		34,052	34,972
Series 2010-41 PN
4.50% 4/25/40		120,000	133,419
Freddie Mac REMICs
Series 1730 Z
7.00% 5/15/24		40,597	46,583
Series 2662 MA
4.50% 10/15/31		22,704	23,142
Series 2872 GC
5.00% 11/15/29		200,000	204,485
Series 3022 MB
5.00% 12/15/28		75,767	76,797
Series 3337 PB
5.50% 7/15/30		106,987	107,849
GNMA Series 2010-113 KE
4.50% 9/20/40		295,000	327,897
NCUA Guaranteed Notes
Series 2010-C1 A2
2.90% 10/29/20		100,000	104,799
Total Agency Collateralized
Mortgage Obligations
(cost $1,430,304)			1,482,401

Agency Mortgage-Backed Securities – 4.03%
Fannie Mae
6.50% 8/1/17		36,892	40,398
Fannie Mae Relocation
30 yr 5.00% 1/1/36		30,145	32,151
Fannie Mae S.F. 15 yr
4.00% 7/1/25		276,707	292,213
4.00% 11/1/25		409,671	435,955
5.00% 9/1/18		44,858	48,536
5.50% 6/1/22		12,506	13,564
Fannie Mae S.F. 15 yr TBA
3.50% 10/1/26		1,155,000	1,205,892
Fannie Mae S.F. 20 yr
5.50% 8/1/28		52,937	57,515
Fannie Mae S.F. 30 yr
3.50% 2/1/41		522,585	537,413
4.50% 6/1/38		69,511	73,881
5.00% 12/1/36		193,421	208,830
5.00% 12/1/37		51,254	55,233
5.00% 2/1/38		39,195	42,207
6.50% 2/1/36		82,068	91,698
7.50% 6/1/31		32,619	38,154

(continues)       63

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr TBA
	3.50% 10/1/41	USD	565,000	$580,449
	3.50% 10/1/41		1,375,000	1,404,004
	4.00% 10/1/41		1,355,000	1,420,209
	5.50% 10/1/41		1,670,000	1,812,211
	6.00% 10/1/41		4,865,000	5,336,298
•	Freddie Mac ARM
	2.514% 7/1/36		49,213	51,892
	2.851% 4/1/34		15,011	15,825
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14		51,659	53,578
	5.00% 6/1/18		52,283	56,038
	Freddie Mac S.F. 30 yr
	7.00% 11/1/33		36,177	41,818
	GNMA I S.F. 30 yr
	7.50% 9/15/31		18,563	21,875
Total Agency Mortgage-Backed
	Securities (cost $13,875,271)			13,967,837

Commercial Mortgage-Backed Securities – 1.45%
#	American Tower Trust
	Series 2007-1A AFX
	144A 5.42% 4/15/37		100,000	106,798
	BAML Commercial
	Mortgage Securities
	•Series 2004-3 A5
	5.73% 6/10/39		50,838	54,734
	•Series 2005-1 A5
	5.33% 11/10/42		95,000	103,080
	Series 2006-4 A4
	5.634% 7/10/46		135,000	146,073
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2004-PWR4 A3
	5.468% 6/11/41		70,000	75,069
	•Series 2005-PW10 A4
	5.405% 12/11/40		90,000	97,337
	•Series 2005-T20 A4A
	5.295% 10/12/42		75,000	82,403
	•Series 2006-PW12 A4
	5.903% 9/11/38		345,000	378,774
	Series 2007-PW15 A4
	5.331% 2/11/44		55,000	56,738
#	CFCRE Commercial
	Mortgage Trust Series
	2011-C1 A2 144A
	3.759% 4/15/44		100,000	101,468
w	Commercial Mortgage Pass
	Through Certificates
	•Series 2005-C6 A5A
	5.116% 6/10/44		85,000	92,037
	Series 2006-C7 A2
	5.69% 6/10/46		19,027	19,014
	#Series 2010-C1 A1 144A
	3.156% 7/10/46		132,624	133,777
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.595% 2/15/39		65,439	68,304
	Goldman Sachs
	Mortgage Securities II
	•Series 2004-GG2 A5
	5.279% 8/10/38		75,000	78,046
	•Series 2004-GG2 A6
	5.396% 8/10/38		220,000	233,839
	Series 2005-GG4 A4
	4.761% 7/10/39		240,000	252,916
	Series 2005-GG4 A4A
	4.751% 7/10/39		120,000	127,351
	#Series 2010-C1 A2 144A
	4.592% 8/10/43		165,000	170,994
	•#Series 2010-C1 C 144A
	5.635% 8/10/43		300,000	265,356
	JPMorgan Chase
	Commercial Mortgage
	Securities Series
	2003-C1 A2
	4.985% 1/12/37		162,000	167,315
	•Series 2005-LDP5 A4
	5.372% 12/15/44		610,000	668,394
	LB-UBS Commercial
	Mortgage Trust
	Series 2004-C1 A4
	4.568% 1/15/31		100,000	104,656
	Morgan Stanley Capital I
	•Series 2004-T15 A4
	5.27% 6/13/41		500,000	536,015
	Series 2005-HQ6 A4A
	4.989% 8/13/42		300,000	323,056
	•Series 2007-T27 A4
	5.795% 6/11/42		245,000	273,694
#	OBP Depositor Trust Series
	2010-OBP A 144A
	4.646% 7/15/45		135,000	143,353
#	WF-RBS Commercial
	Mortgage Trust
	Series 2011-C3 A4 144A
	4.375% 3/15/44		180,000	181,854
Total Commercial Mortgage-Backed
	Securities (cost $4,730,622)			5,042,445

Convertible Bonds – 1.13%
Aerospace & Defense – 0.03%
	AAR 1.75%
	exercise price $29.27,
	expiration date 1/1/26		52,000	50,310
	L-3 Communications
	Holdings 3.00%
	exercise price $97.79,
	expiration date 8/1/35		49,000	46,795
				97,105

			Principal	Value
			Amount°	(U.S. $)
Convertible Bonds (continued)
Automobiles & Automotive Parts – 0.03%
	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27	USD	174,000	$119,408
				119,408

Banking, Finance & Insurance – 0.09%
#	Ares Capital 144A 5.75%
	exercise price $19.13,
	expiration date 2/1/16		139,000	133,788
#	BGC Partners 144A 4.50%
	exercise price $9.84,
	expiration date 7/13/16		42,000	38,010
	Jefferies Group 3.875%
	exercise price $38.35,
	expiration date 11/1/29		143,000	131,381
				303,179
Capital Goods – 0.02%
#	Altra Holdings 144A 2.75%
	exercise price $27.70,
	expiration date 2/27/31		35,000	26,994
Φ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		40,000	36,200
				63,194
Computers & Technology – 0.08%
	Equinix 4.75%
	exercise price $84.32,
	expiration date 6/15/16		90,000	115,875
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		60,000	59,700
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		93,000	97,534
				273,109
Electronics & Electrical Equipment – 0.13%
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 4/30/15		88,000	86,460
	Intel 2.95%
	exercise price $30.36,
	expiration date 12/15/35		65,000	66,219
	Linear Technology 3.00%
	exercise price $44.11,
	expiration date 5/1/27		201,000	206,025
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		71,000	82,449
				441,153
Energy – 0.06%
	Chesapeake Energy 2.25%
	exercise price $85.89,
	expiration date 12/15/38		70,000	59,763
	James River Coal 4.50%
	exercise price $25.78,
	expiration date 12/1/15		55,000	42,075
	Peabody Energy 4.75%
	exercise price $58.31,
	expiration date 12/15/41		17,000	17,680
	Transocean 1.50%
	exercise price $164.19,
	expiration date 12/15/37		106,000	104,180
				223,698
Healthcare & Pharmaceuticals – 0.21%
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		87,000	76,125
	Amgen 0.375%
	exercise price $79.48,
	expiration date 2/1/13		85,000	83,938
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		48,000	34,680
Φ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		285,000	268,255
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/14/14		160,000	162,800
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		51,000	74,205
	NuVasive 2.75%
	exercise price $42.13,
	expiration date 6/30/17		52,000	43,680
				743,683
Leisure, Lodging & Entertainment – 0.08%
#	Gaylord Entertainment
	144A 3.75%
	exercise price $27.25,
	expiration date 9/29/14		68,000	69,190
#	Home Inns & Hotels
	Management 144A 2.00%
	exercise price $49.37,
	expiration date 12/15/15		37,000	28,120
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27		198,000	178,695
				276,005

(continues)       65

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

			Principal	Value
			Amount°	(U.S. $)
Convertible Bonds (continued)
Packaging & Containers – 0.06%
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15	USD	215,000	$194,575
				194,575
Real Estate – 0.10%
	Health Care REIT 3.00%
	exercise price $51.16,
	expiration date 11/30/29		76,000	80,655
#	Lexington Realty Trust
	144A 6.00%
	exercise price $7.09,
	expiration date 1/11/30		80,000	91,200
	National Retail
	Properties 5.125%
	exercise price $25.39,
	expiration date 6/15/28		140,000	162,575
				334,430
Retail – 0.05%
	Pantry 3.00%
	exercise price $50.09,
	expiration date 11/15/12		185,000	182,919
				182,919
Telecommunications – 0.19%
#	Alaska Communications
	System Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		105,000	94,631
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		85,000	78,944
#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		49,000	24,133
	Leap Wireless
	International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		150,000	133,687
	Level 3 Communications 3.50%
	exercise price $5.46,
	expiration date 6/15/12		189,000	187,345
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		29,000	37,664
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		97,000	99,546
				655,950
Total Convertible Bonds
	(cost $3,997,030)			3,908,408

Corporate Bonds – 17.71%
Banking – 2.22%
	Abbey National
	Treasury Services
	4.00% 4/27/16		165,000	152,474
	AgriBank 9.125% 7/15/19		325,000	431,457
#	Bank of Montreal 144A
	2.85% 6/9/15		155,000	163,733
	BB&T 5.25% 11/1/19		219,000	239,093
•	BB&T Capital Trust IV
	6.82% 6/12/57		90,000	89,888
#	Canadian Imperial
	Bank of Commerce
	144A 2.60% 7/2/15		155,000	161,593
	Capital One Capital V
	10.25% 8/15/39		135,000	137,869
	Capital One Financial
	4.75% 7/15/21		95,000	95,341
	City National
	5.25% 9/15/20		190,000	188,218
#	Export-Import
	Bank of Korea 144A
	5.25% 2/10/14		125,000	132,373
	Fifth Third Bancorp
	3.625% 1/25/16		310,000	315,462
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		160,000	152,816
	Goldman Sachs Group
	5.25% 7/27/21		120,000	118,606
	5.375% 3/15/20		95,000	94,500
•#	HBOS Capital
	Funding 144A
	6.071% 6/30/49		140,000	85,400
	JPMorgan Chase
	4.35% 8/15/21		65,000	65,814
	JPMorgan Chase Bank
	6.00% 10/1/17		285,000	299,998
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		175,000	176,170
	KeyBank 5.45% 3/3/16		290,000	312,030
	KeyCorp 5.10% 3/24/21		165,000	166,813
	Korea Development Bank
	8.00% 1/23/14		100,000	111,143
•	National City Bank
	0.703% 6/7/17		250,000	229,287
	PNC Funding
	5.125% 2/8/20		530,000	587,648
	5.25% 11/15/15		205,000	220,219
•#	PNC Preferred Funding
	Trust II 144A
	6.113% 3/29/49		300,000	223,500
•	SunTrust Bank
	0.598% 8/24/15		125,000	114,204
•	SunTrust Capital VIII
	6.10% 12/15/36		320,000	317,810

			Principal	Value
			Amount°	(U.S. $)
Corporate Bonds (continued)
Banking (continued)
	SVB Financial Group
	5.375% 9/15/20	USD	305,000	$317,555
	US Bank 6.30% 2/4/14		570,000	626,302
•	USB Capital IX
	3.50% 10/29/49		340,000	240,128
	Wachovia
	0.619% 10/15/16		130,000	119,542
	5.25% 8/1/14		115,000	120,727
	Wachovia Bank
	5.60% 3/15/16		265,000	289,506
	Wells Fargo 4.60% 4/1/21		130,000	139,226
•	Wells Fargo Capital XIII
	7.70% 12/29/49		301,000	302,505
	Zions Bancorporation
	7.75% 9/23/14		147,000	155,073
				7,694,023
Basic Industry – 1.73%
	AK Steel 7.625% 5/15/20		140,000	123,375
	Alcoa 6.75% 7/15/18		400,000	429,026
#	Algoma Acquisition 144A
	9.875% 6/15/15		77,000	60,060
	ArcelorMittal
	5.50% 3/1/21		25,000	22,441
	9.85% 6/1/19		260,000	295,003
	Barrick North
	America Finance
	4.40% 5/30/21		320,000	328,783
#	Cemex Espana
	Luxembourg 144A
	9.25% 5/12/20		75,000	49,500
#	Cemex Finance 144A
	9.50% 12/14/16		100,000	73,500
	Century Aluminum
	8.00% 5/15/14		114,000	114,000
	CF Industries 7.125% 5/1/20		111,000	126,679
#	CODELCO 144A 3.75% 11/4/20		320,000	319,717
	Compass Minerals International
	8.00% 6/1/19		90,000	94,500
	Dow Chemical
	4.25% 11/15/20		529,000	533,840
	8.55% 5/15/19		506,000	649,118
	duPont (E.I.) deNemours
	4.25% 4/1/21		235,000	258,021
	Georgia-Pacific
	8.00% 1/15/24		280,000	329,386
	#144A 5.40% 11/1/20		40,000	40,765
	Headwaters 7.625% 4/1/19		170,000	130,900
	Hexion U.S. Finance
	8.875% 2/1/18		95,000	78,850
	International Paper
	9.375% 5/15/19		170,000	208,092
#	MacDermid 144A
	9.50% 4/15/17		26,000	24,180
	Mohawk Industries
	6.875% 1/15/16		37,000	38,388
	Momentive Performance
	Materials 11.50% 12/1/16		160,000	135,200
#	Murray Energy 144A
	10.25% 10/15/15		97,000	93,120
#	Nalco 144A 6.625% 1/15/19		60,000	66,000
	Norcraft 10.50% 12/15/15		162,000	148,635
#	Nortek 144A 8.50% 4/15/21		150,000	121,500
	Novelis 8.75% 12/15/20		120,000	118,200
	Ply Gem Industries
	13.125% 7/15/14		147,000	140,201
	Rio Tinto Finance
	3.75% 9/20/21		285,000	284,456
	Ryerson
	•7.629% 11/1/14		8,000	7,480
	12.00% 11/1/15		120,000	120,600
	Smurfit Kappa Funding
	7.75% 4/1/15		87,000	83,955
	Steel Dynamics
	7.75% 4/15/16		22,000	21,780
	Teck Resources
	6.25% 7/15/41		165,000	173,631
	9.75% 5/15/14		119,000	141,127
				5,984,009
Brokerage – 0.30%
•	Bear Stearns
	5.248% 12/7/12	AUD	430,000	411,269
	Jefferies Group
	6.25% 1/15/36	USD	35,000	31,844
	6.45% 6/8/27		260,000	250,671
	Lazard Group 6.85% 6/15/17		300,000	330,722
				1,024,506
Capital Goods – 0.59%
#	ABB Treasury Center 144A
	4.00% 6/15/21		95,000	95,734
	Anixter 10.00% 3/15/14		3,000	3,398
	Berry Plastics 9.75% 1/15/21		125,000	106,875
	Graham Packaging
	8.25% 10/1/18		35,000	35,350
#	Meccanica Holdings 144A
	6.25% 7/15/19		405,000	395,641
#	Plastipak Holdings 144A
	10.625% 8/15/19		67,000	70,015
	Pregis 12.375% 10/15/13		124,000	113,460
	RBS Global 11.75% 8/1/16		77,000	78,925
	Republic Services
	4.75% 5/15/23		125,000	136,023
	5.70% 5/15/41		205,000	233,103

(continues)       67

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
#	Reynolds Group Issuer 144A
	9.00% 4/15/19	USD	330,000	$282,150
	Trimas 9.75% 12/15/17		67,000	70,350
#	Votorantim Cimentos 144A
	7.25% 4/5/41		200,000	189,000
	Waste Management
	2.60% 9/1/16		240,000	240,844
				2,050,868
Consumer Cyclical – 1.14%
	American Axle & Manufacturing
	7.875% 3/1/17		192,000	181,440
#	Chrysler Group 144A
	8.25% 6/15/21		200,000	155,000
	CKE Restaurants
	11.375% 7/15/18		102,000	106,590
	CVS Caremark
	5.75% 5/15/41		250,000	281,101
	Dave & Buster’s
	11.00% 6/1/18		35,000	34,913
#	Delphi 144A
	6.125% 5/15/21		135,000	126,225
	Ford Motor
	7.45% 7/16/31		263,000	298,209
	Ford Motor Credit
	5.00% 5/15/18		215,000	208,209
	12.00% 5/15/15		185,000	223,388
#	FUEL Trust 144A
	3.984% 6/15/16		200,000	196,029
	Goodyear Tire & Rubber
	8.25% 8/15/20		85,000	86,913
	Hanesbrands
	6.375% 12/15/20		250,000	243,750
	Historic TW
	6.875% 6/15/18		250,000	295,320
	Host Hotels & Resorts
	6.00% 11/1/20		85,000	83,088
	#144A 5.875% 6/15/19		65,000	62,400
	Ingles Markets
	8.875% 5/15/17		72,000	75,780
	Macy’s Retail Holdings
	5.90% 12/1/16		91,000	99,986
	Meritor 8.125% 9/15/15		167,000	148,630
	New Albertsons 7.25% 5/1/13		13,000	12,935
	OSI Restaurant Partners
	10.00% 6/15/15		75,000	75,188
	Sally Holdings
	10.50% 11/15/16		105,000	108,938
#	Sealy Mattress 144A
	10.875% 4/15/16		21,000	22,260
#	Tomkins 144A
	9.00% 10/1/18		126,000	129,780
	Tops Holding
	10.125% 10/15/15		44,000	44,220
	Wyndham Worldwide
	5.625% 3/1/21		115,000	115,594
	5.75% 2/1/18		180,000	184,065
	Yankee Candle
	9.75% 2/15/17		116,000	107,590
	Yum Brands
	3.75% 11/1/21		235,000	236,278
				3,943,819
Consumer Non-Cyclical – 2.00%
	Accellent 8.375% 2/1/17		70,000	67,025
	Amgen
	3.45% 10/1/20		410,000	423,362
	4.10% 6/15/21		55,000	59,320
#	AMGH Merger Sub 144A
	9.25% 11/1/18		105,000	105,525
	Bio-Rad Laboratories
	4.875% 12/15/20		110,000	114,400
	8.00% 9/15/16		52,000	56,420
#	Bumble Bee
	Acquisition 144A
	9.00% 12/15/17		205,000	193,725
	CareFusion 6.375% 8/1/19		380,000	455,234
	Celgene 3.95% 10/15/20		345,000	350,161
	Coca-Cola Enterprises
	3.50% 9/15/20		145,000	149,235
	4.50% 9/1/21		295,000	326,721
	Community Health Systems
	8.875% 7/15/15		30,000	29,550
	Covidien International Finance
	4.20% 6/15/20		625,000	679,356
#	Del Monte Foods 144A
	7.625% 2/15/19		120,000	102,000
	DENTSPLY International
	4.125% 8/15/21		220,000	230,538
#	DJO Finance 144A
	9.75% 10/15/17		45,000	37,800
	Express Scripts
	3.125% 5/15/16		85,000	85,917
	Hospira 6.40% 5/15/15		265,000	300,240
	Jarden
	6.125% 11/15/22		65,000	63,863
	7.50% 1/15/20		25,000	25,406
	LVB Acquisition
	11.625% 10/15/17		67,000	69,848
	PIK 10.375% 10/15/17		57,000	58,710
	Medco Health Solutions
	7.125% 3/15/18		310,000	376,257
#	Multiplan 144A 9.875% 9/1/18		135,000	134,325
	NBTY 9.00% 10/1/18		175,000	180,031
#	Pernod-Ricard 144A
	5.75% 4/7/21		390,000	429,411
	Quest Diagnostics
	4.70% 4/1/21		330,000	354,754

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Radnet Management
	10.375% 4/1/18	USD	52,000	$48,360
	Sara Lee 4.10% 9/15/20		150,000	152,210
#	Scotts Miracle-Gro 144A
	6.625% 12/15/20		50,000	49,250
	Smithfield Foods
	10.00% 7/15/14		23,000	26,220
	Thermo Fisher Scientific
	3.60% 8/15/21		215,000	223,641
	Tyson Foods 10.50% 3/1/14		66,000	76,560
#	Viskase 144A 9.875% 1/15/18		135,000	137,025
#	Woolworths 144A
	3.15% 4/12/16		85,000	88,184
	4.55% 4/12/21		200,000	216,842
	Yale University
	2.90% 10/15/14		230,000	244,171
	Zimmer Holdings
	4.625% 11/30/19		185,000	204,717
				6,926,314
Energy – 2.43%
	Antero Resources Finance
	9.375% 12/1/17		44,000	45,980
	Berry Petroleum
	10.25% 6/1/14		10,000	11,250
	Chesapeake Energy
	6.125% 2/15/21		90,000	91,125
	6.50% 8/15/17		20,000	20,800
#	CNOOC Finance 2011
	144A 4.25% 1/26/21		225,000	226,486
	Comstock Resources
	7.75% 4/1/19		30,000	28,200
	Copano Energy
	7.75% 6/1/18		57,000	58,568
	Ecopetrol 7.625% 7/23/19		163,000	191,525
	El Paso Pipeline
	Partners Operating
	6.50% 4/1/20		145,000	160,336
•	Enbridge Energy Partners
	8.05% 10/1/37		270,000	279,108
	Energy Transfer Partners
	9.70% 3/15/19		235,000	291,319
#	ENI 144A 4.15% 10/1/20		250,000	251,811
	Enterprise Products Operating
	•7.034% 1/15/68		345,000	350,183
	9.75% 1/31/14		195,000	228,301
	Forest Oil 7.25% 6/15/19		98,000	97,020
#	Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		154,000	157,080
#	Hercules Offshore 144A
	10.50% 10/15/17		115,000	109,250
#	Hilcorp Energy I 144A
	7.625% 4/15/21		65,000	65,650
	7.75% 11/1/15		67,000	67,838
	HollyFrontier
	9.875% 6/15/17		82,000	88,970
	Inergy 6.875% 8/1/21		65,000	59,475
	Kinder Morgan
	Energy Partners
	9.00% 2/1/19		280,000	358,174
	Linn Energy
	8.625% 4/15/20		57,000	58,995
	#144A 6.50% 5/15/19		35,000	32,375
#	NFR Energy 144A
	9.75% 2/15/17		92,000	81,420
	Noble Energy 8.25% 3/1/19		120,000	157,786
	Noble Holding International
	4.625% 3/1/21		285,000	299,684
	Pemex Project Funding
	Master Trust
	6.625% 6/15/35		110,000	119,075
	Petrobras International Finance
	3.875% 1/27/16		155,000	155,310
	5.375% 1/27/21		405,000	413,505
	5.75% 1/20/20		248,000	259,904
	5.875% 3/1/18		25,000	26,284
	PetroHawk Energy
	7.25% 8/15/18		175,000	200,813
	Petroleum Development
	12.00% 2/15/18		79,000	84,925
	Plains All American Pipeline
	8.75% 5/1/19		290,000	370,630
	Pride International
	6.875% 8/15/20		590,000	681,946
	Quicksilver Resources
	7.125% 4/1/16		63,000	55,755
#	Ras Laffan Liquefied
	Natural Gas III 144A
	5.832% 9/30/16		138,683	149,957
#	SandRidge Energy 144A
	9.875% 5/15/16		162,000	167,670
#	Schlumberger Investment
	144A 3.30% 9/14/21		285,000	285,885
	Sempra Energy 6.15% 6/15/18		160,000	188,728
•	TransCanada PipeLines
	6.35% 5/15/67		470,000	468,527
	Transocean 6.50% 11/15/20		175,000	191,291
	Weatherford International
	9.625% 3/1/19		205,000	265,233
	Williams
	7.75% 6/15/31		70,000	84,263
	8.75% 3/15/32		80,000	104,858
#	Woodside Finance 144A
	8.75% 3/1/19		220,000	283,082
				8,426,350

(continues)       69

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Financials – 0.68%
#	CDP Financial 144A
	4.40% 11/25/19	USD	250,000	$273,156
	5.60% 11/25/39		250,000	311,044
	E Trade Financial PIK
	12.50% 11/30/17		172,000	194,790
	General Electric Capital
	4.375% 9/16/20		15,000	15,291
	5.30% 2/11/21		340,000	353,365
	6.00% 8/7/19		595,000	670,819
•#	ILFC E-Capital Trust I 144A
	4.77% 12/21/65		250,000	175,050
	International Lease Finance
	6.25% 5/15/19		138,000	120,123
	8.25% 12/15/20		75,000	73,688
	8.75% 3/15/17		50,000	50,375
	#Nuveen Investments 144A
	10.50% 11/15/15		135,000	123,863
				2,361,564
Insurance – 0.55%
	American International Group
	4.875% 9/15/16		25,000	23,993
	8.25% 8/15/18		145,000	161,151
•	Chubb 6.375% 3/29/67		220,000	214,225
	Coventry Health Care
	5.45% 6/15/21		325,000	351,591
•	Genworth Financial
	6.15% 11/15/66		92,000	46,460
#	Highmark 144A
	4.75% 5/15/21		180,000	183,428
	6.125% 5/15/41		40,000	43,476
•	ING Groep 5.775% 12/29/49		110,000	81,125
•#	Liberty Mutual Group
	144A 7.00% 3/15/37		70,000	59,850
	MetLife 6.40% 12/15/36		20,000	17,828
#	MetLife Capital Trust X
	144A 9.25% 4/8/38		400,000	452,000
	Prudential Financial
	3.875% 1/14/15		55,000	56,259
	6.00% 12/1/17		105,000	111,449
=‡w@#	Twin Reefs Pass-Through Trust
	144A 0.00% 12/31/49		200,000	0
•	XL Group 6.50% 12/29/49		140,000	111,300
				1,914,135
Media – 0.34%
	Affinion Group
	7.875% 12/15/18		120,000	93,000
#	CCO Holdings 144A
	7.00% 1/15/19		25,000	24,313
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		149,000	160,547
	Clear Channel
	Communications
	9.00% 3/1/21		70,000	52,325
	DISH DBS 7.875% 9/1/19		73,000	74,825
	Lamar Media 6.625% 8/15/15		63,000	62,353
	LIN Television 6.50% 5/15/13		23,000	22,540
	Nielsen Finance
	11.50% 5/1/16		21,000	23,940
	11.625% 2/1/14		2,000	2,280
#	Sinclair Television Group
	144A 9.25% 11/1/17		72,000	75,960
#	Sirius XM Radio 144A
	8.75% 4/1/15		145,000	157,688
	Time Warner Cable
	8.25% 4/1/19		160,000	200,647
#	UPCB Finance III 144A
	6.625% 7/1/20		150,000	141,750
	Videotron 6.375% 12/15/15		3,000	3,030
#	XM Satellite Radio 144A
	13.00% 8/1/13		74,000	83,250
				1,178,448
Real Estate – 0.51%
	Brandywine Operating
	Partnership
	4.95% 4/15/18		190,000	183,804
	Developers Diversified Realty
	4.75% 4/15/18		95,000	86,773
	7.50% 4/1/17		40,000	42,268
	7.875% 9/1/20		242,000	256,771
	9.625% 3/15/16		72,000	81,618
	Digital Realty Trust
	5.25% 3/15/21		230,000	228,086
	Health Care REIT
	5.25% 1/15/22		300,000	285,035
#	Qatari Diar Finance 144A
	5.00% 7/21/20		113,000	121,193
	Regency Centers
	4.80% 4/15/21		80,000	83,080
	5.875% 6/15/17		100,000	108,277
	Ventas Realty 6.50% 6/1/16		34,000	35,027
#	WEA Finance 144A
	4.625% 5/10/21		255,000	243,963
				1,755,895
Services – 0.55%
#	Ameristar Casinos 144A
	7.50% 4/15/21		135,000	131,288
	Beazer Homes 9.125% 5/15/19		75,000	48,000
	Casella Waste Systems
	11.00% 7/15/14		50,000	53,250

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services (continued)
#	Equinox Holdings 144A
	9.50% 2/1/16	USD	18,000	$18,090
	FTI Consulting 6.75% 10/1/20		50,000	48,500
	Geo Group 6.625% 2/15/21		75,000	72,375
	Host Hotels & Resorts
	6.375% 3/15/15		75,000	75,000
	Iron Mountain 7.75% 10/1/19		30,000	29,925
	Kansas City Southern Railway
	13.00% 12/15/13		42,000	48,300
	M/I Homes 8.625% 11/15/18		110,000	99,550
	Marina District Finance
	9.875% 8/15/18		45,000	37,800
	MGM Resorts International
	11.375% 3/1/18		322,000	323,609
	Mobile Mini 6.875% 5/1/15		64,000	63,040
	PHH 9.25% 3/1/16		270,000	278,775
	Pinnacle Entertainment
	8.75% 5/15/20		182,000	170,625
	Royal Caribbean Cruises
	7.00% 6/15/13		26,000	26,585
	RSC Equipment Rental
	10.25% 11/15/19		91,000	89,635
	Ryland Group 8.40% 5/15/17		72,000	69,660
	Standard Pacific
	10.75% 9/15/16		95,000	93,575
#	United Air Lines 144A
	12.00% 11/1/13		115,000	117,013
	Wynn Las Vegas 7.75% 8/15/20		25,000	26,375
				1,920,970
Technology – 0.86%
	Amkor Technology
	7.375% 5/1/18		65,000	63,050
	Avaya
	9.75% 11/1/15		125,000	91,875
	#144A 7.00% 4/1/19		240,000	205,200
	PIK 10.125% 11/1/15		45,000	33,188
	CDW 12.535% 10/12/17		50,000	48,000
	Cisco Systems 4.45% 1/15/20		630,000	697,810
	First Data
	9.875% 9/24/15		90,000	75,825
	11.25% 3/31/16		135,000	91,800
	GXS Worldwide 9.75% 6/15/15		251,000	242,215
	Hewlett-Packard
	4.30% 6/1/21		135,000	136,559
	4.375% 9/15/21		270,000	274,839
	Jabil Circuit 7.75% 7/15/16		38,000	42,085
	National Semiconductor
	6.60% 6/15/17		345,000	412,082
#	Seagate Technology
	International 144A
	10.00% 5/1/14		146,000	164,250
	Symantec 4.20% 9/15/20		165,000	161,349
#	Telcordia Technologies
	144A 11.00% 5/1/18		50,000	62,500
#	Unisys 144A 12.75% 10/15/14		40,000	45,400
	Xerox 4.50% 5/15/21		140,000	140,287
				2,988,314
Telecommunications – 1.78%
	America Movil SAB
	5.00% 3/30/20		100,000	106,600
	AT&T 3.875% 8/15/21		215,000	221,614
#	Brasil Telecom 144A
	9.75% 9/15/16	BRL	593,000	288,308
	CenturyLink 6.45% 6/15/21	USD	210,000	194,930
#	Clearwire Communications
	144A 12.00% 12/1/15		379,000	322,483
	Cricket Communications
	7.75% 10/15/20		290,000	253,025
#	Crown Castle Towers 144A
	4.883% 8/15/20		770,000	802,853
	DIRECTV Holdings
	5.00% 3/1/21		790,000	837,209
	France Telecom
	4.125% 9/14/21		125,000	124,513
	Frontier Communications
	6.25% 1/15/13		4,000	4,030
	Intelsat Jackson Holdings
	11.25% 6/15/16		7,000	7,158
	#144A 7.25% 10/15/20		130,000	120,250
	Level 3 Financing
	9.25% 11/1/14		10,000	9,925
	10.00% 2/1/18		112,000	108,080
	MetroPCS Wireless
	6.625% 11/15/20		55,000	48,538
	NII Capital 10.00% 8/15/16		134,000	147,400
	PAETEC Holding
	8.875% 6/30/17		67,000	70,685
	Qwest
	6.75% 12/1/21		95,000	93,100
	8.375% 5/1/16		257,000	283,343
	Sprint Capital
	8.75% 3/15/32		132,000	115,335
	Sprint Nextel 8.375% 8/15/17		115,000	107,525
	Telecom Italia Capital
	7.721% 6/4/38		85,000	81,265
	Telefonica Emisiones
	5.462% 2/16/21		95,000	90,372
	6.421% 6/20/16		280,000	287,357
	Telesat Canada
	11.00% 11/1/15		214,000	230,050
	12.50% 11/1/17		44,000	49,500
	Time Warner Cable
	4.00% 9/1/21		130,000	127,394

(continues)       71

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
	Virgin Media Secured Finance
	6.50% 1/15/18	USD	490,000	$523,074
#	Vivendi 144A 6.625% 4/4/18		240,000	272,751
	West 7.875% 1/15/19		45,000	42,525
#	Wind Acquisition Finance 144A
	11.75% 7/15/17		160,000	136,800
	Windstream 8.125% 8/1/13		48,000	50,760
				6,158,752
Transportation – 0.47%
#	Brambles 144A 3.95% 4/1/15		345,000	360,953
	Burlington Northern Santa Fe
	3.45% 9/15/21		45,000	45,919
	5.65% 5/1/17		30,000	34,729
	CSX
	4.25% 6/1/21		155,000	164,671
	5.50% 4/15/41		455,000	522,795
#	ERAC USA Finance 144A
	5.25% 10/1/20		260,000	285,303
	Ryder System 3.50% 6/1/17		215,000	223,124
				1,637,494
Utilities – 1.56%
	AES 8.00% 6/1/20		75,000	75,375
	Ameren Illinois 9.75% 11/15/18		480,000	647,443
#	American Transmission Systems
	144A 5.25% 1/15/22		175,000	188,637
#	Calpine 144A 7.875% 7/31/20		85,000	82,450
	Carolina Power & Light
	3.00% 9/15/21		110,000	111,010
	CenterPoint Energy
	5.95% 2/1/17		210,000	238,341
	CMS Energy
	4.25% 9/30/15		125,000	123,610
	6.25% 2/1/20		550,000	569,691
	Commonwealth Edison
	3.40% 9/1/21		165,000	165,647
	5.80% 3/15/18		125,000	145,743
	Duke Energy Carolinas
	3.90% 6/15/21		30,000	32,117
#	Enel Finance International
	144A 6.25% 9/15/17		150,000	151,674
	Florida Power 3.10% 8/15/21		160,000	160,633
	GenOn Energy
	9.50% 10/15/18		200,000	189,000
	9.875% 10/15/20		60,000	56,400
	Great Plains Energy
	4.85% 6/1/21		215,000	226,807
#	Ipalco Enterprises 144A
	5.00% 5/1/18		100,000	91,750
	Jersey Central Power &
	Light 5.625% 5/1/16		65,000	74,258
	LG&E and KU Energy
	3.75% 11/15/20		95,000	92,117
	#144A 4.375% 10/1/21		155,000	155,272
#	NRG Energy 144A
	7.875% 5/15/21		85,000	78,200
	Pennsylvania Electric
	5.20% 4/1/20		190,000	212,759
	PPL Electric Utilities
	3.00% 9/15/21		135,000	134,961
	Public Service Company
	of Oklahoma
	5.15% 12/1/19		280,000	311,406
	Puget Energy 6.00% 9/1/21		85,000	84,463
•	Puget Sound Energy
	6.974% 6/1/67		344,000	345,737
	Southern California Edison
	5.50% 8/15/18		195,000	232,984
	Wisconsin Electric Power
	2.95% 9/15/21		10,000	9,997
•	Wisconsin Energy
	6.25% 5/15/67		405,000	404,967
				5,393,449
Total Corporate Bonds
	(cost $60,535,520)			61,358,910

Municipal Bond – 0.07%
	State of Oregon
	Taxable Pension
	5.892% 6/1/27		200,000	236,140
Total Municipal Bond
	(cost $200,000)			236,140

Non-Agency Asset-Backed Securities – 0.53%
•	Ally Master Owner Trust
	Series 2011-1 A1
	1.099% 1/15/16		195,000	195,089
•	American Express Credit
	Account Master
	Trust Series 2010-1 B
	0.829% 11/16/15		100,000	99,999
#	Avis Budget Rental Car
	Funding AESOP Series
	2011-2A A 144A
	2.37% 11/20/14		120,000	122,373
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		165,000	195,298

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
#	CIT Equipment
	Collateral 144A
	Series 2009-VT1 A3
	3.07% 8/15/16	USD	19,425	$19,476
	Series 2010-VT1A A3
	2.41% 5/15/13		89,702	90,017
	Citibank Credit Card
	Issuance Trust
	Series 2007-A3 A3
	6.15% 6/15/39		80,000	108,809
	CNH Equipment Trust
	Series 2010-A A4
	2.49% 1/15/16		240,000	246,351
	Discover Card Master
	Trust Series 2007-A1
	A1 5.65% 3/16/20		105,000	125,343
#	Ford Auto Securitization
	Trust Series 2011-R1A
	A3 144A 3.02% 2/15/16	CAD	100,000	97,796
•	Ford Credit Floorplan
	Master Owner Trust
	Series 2009-2 A
	1.779% 9/15/14	USD	100,000	101,074
	Harley-Davidson
	Motorcycle Trust
	Series 2009-4 A3
	1.87% 2/17/14		62,720	62,951
	Mid-State Trust Series 11
	A1 4.864% 7/15/38		80,617	81,221
•	Residential Asset
	Securities Series
	2006-KS3 AI3
	0.405% 4/25/36		236,954	210,706
#	Sonic Capital Series
	2011-1A A2 144A
	5.438% 5/20/41		84,150	85,623
Total Non-Agency Asset-Backed
	Securities (cost $1,803,363)			1,842,126

Non-Agency Collateralized Mortgage Obligations – 0.17%
	American Home Mortgage
	Investment Trust
	Series 2005-2 5A1
	5.064% 9/25/35		39,500	36,030
	Bank of America
	Alternative Loan Trust
	Series 2005-3 2A1
	5.50% 4/25/20		111,506	113,227
	Series 2005-6 7A1
	5.50% 7/25/20		12,140	11,345
•@	Bank of America
	Funding Securities
	Series 2006-H 1A2
	2.726% 9/20/46		6,575	398
•	Bank of America
	Mortgage Securities
	Series 2003-D 1A2
	2.747% 5/25/33		387	240
•	ChaseFlex Trust
	Series 2006-1 A4
	6.23% 6/25/36		110,000	72,975
w	Countrywide Home
	Loan Mortgage
	Pass Through Trust
	Series 2006-1 A2
	6.00% 3/25/36		83,463	68,323
•#	GSMPS Mortgage Loan
	Trust 144A
	Series 1998-3 A
	7.75% 9/19/27		38,703	40,996
	Series 1999-3 A
	8.00% 8/19/29		61,079	61,108
•	MASTR ARM Trust
	Series 2005-6 7A1
	5.377% 6/25/35		97,376	95,698
•#	MASTR Specialized
	Loan Trust Series
	2005-2 A2 144A
	5.006% 7/25/35		44,224	44,468
•	Structured ARM Loan
	Trust Series 2006-5
	5A4 5.312% 6/25/36		47,640	9,676
•	Wells Fargo Mortgage
	Backed Securities
	Trust Series 2006-AR5
	2A1 2.738% 4/25/36		38,347	28,803
Total Non-Agency Collateralized Mortgage
	Obligations (cost $618,600)			583,287

Regional Bonds – 1.27%Δ
Australia – 0.78%
	New South Wales Treasury
	2.75% 11/20/25	AUD	157,000	176,918
	6.00% 4/1/19	AUD	1,099,000	1,159,947
	Queensland Treasury
	6.00% 9/14/17	AUD	1,315,000	1,370,712
				2,707,577
Canada – 0.49%
	Province of New
	Brunswick
	2.75% 6/15/18	USD	235,000	246,108
	Province of Ontario
	3.00% 7/16/18		440,000	461,421
	Province of Quebec
	4.50% 12/1/20	CAD	930,000	984,800
				1,692,329
Total Regional Bonds (cost $4,504,134)				4,399,906

(continues)       73

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans – 1.66%
@ API Technologies Tranche B
7.75% 6/1/16	USD	74,779	$71,040
ATI Holdings 7.50% 3/12/16		49,040	47,293
Attachmate 6.50% 11/21/16		165,000	159,500
BNY ConvergEx Group
8.75% 11/29/17		36,947	36,947
8.75% 12/16/17		88,053	88,053
Brock Holdings III
10.00% 2/15/18		65,000	59,475
Tranche B 6.00% 2/15/17		64,675	61,172
Burlington Coat
Factory Tranche B
6.25% 2/10/17		252,097	241,870
Caesars Entertainment
Operating Tranche B1
3.253% 1/28/15		265,000	221,866
Cengage Learning Acquisitions
7.50% 7/7/14		324,137	309,753
Charter Communications
Operating Tranche B
7.25% 3/6/14		5,404	5,418
Chrysler Group
6.00% 4/28/17		374,063	327,039
CityCenter Holdings
7.50% 1/10/15		36,000	35,409
Clear Channel
Communications Tranche B
3.889% 1/29/16		457,086	321,032
Consolidated Container
5.75% 9/28/14		75,000	61,750
Delos Aircraft 7.00% 3/17/16		180,000	180,149
Delta Air Lines Tranche B
5.50% 3/29/17		89,775	85,006
First Data Tranche B2
2.985% 9/24/14		181,403	158,105
Frac Tech International
Tranche B
6.25% 4/19/16		84,063	82,592
GenOn Energy Tranche B
6.00% 6/20/17		124,060	122,261
Gray Television
3.74% 12/31/14		234,391	224,137
Grifols Tranche B
6.00% 6/4/16		284,288	279,769
Houghton International
Tranche B 6.75% 1/11/16		69,350	68,830
Immucor 7.25% 7/2/18		65,000	64,236
International Lease Finance
6.75% 3/17/15		250,000	249,875
Level 3 Financing Tranche B
5.75% 4/11/18		110,000	104,684
@ Mediacom Illinois
5.50% 3/31/17		69,468	68,123
MGM Mirage Tranche E
7.00% 2/21/14		290,000	274,485
Multiplan 4.75% 8/26/17		90,000	85,538
Nortek 5.251% 4/12/17		124,375	117,223
Nuveen Investment
5.819% 5/13/17		189,834	176,355
2nd Lien 12.50% 7/9/15		270,000	278,101
PQ 6.74% 7/30/15		140,000	124,500
Remy International Tranche B
6.25% 12/16/16		124,063	120,030
Reynolds Group Holdings
6.50% 7/7/18		400,000	389,166
Sensus 2nd Lien
8.50% 4/13/18		165,000	160,257
Toys R Us Tranche B
6.00% 9/1/16		69,474	66,868
Univision Communications
4.489% 3/29/17		62,656	52,884
Visant 5.25% 12/31/16		134,412	123,360
Wyle Services 0.00% 3/31/17		64,769	62,729
Total Senior Secured Loans
(cost $5,953,697)			5,766,880

Sovereign Bonds – 4.06%Δ
Belgium – 0.04%
Belgium Government
4.25% 9/28/21	EUR	105,900	148,875
			148,875
Brazil – 0.08%
Federal Republic of Brazil
8.875% 10/14/19	USD	200,000	272,000
			272,000
Canada – 0.37%
Canadian Government
3.25% 6/1/21	CAD	571,000	596,845
3.75% 6/1/19	CAD	203,000	219,520
4.00% 6/1/17	CAD	291,000	314,676
4.00% 6/1/41	CAD	130,000	154,207
			1,285,248
Chile – 0.15%
Chile Government
International
5.50% 8/5/20	CLP	256,000,000	519,713
			519,713
Colombia – 0.15%
Republic of Colombia
7.75% 4/14/21	COP	769,000,000	430,322
12.00% 10/22/15	COP	168,000,000	105,979
			536,301

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
Finland – 0.04%
Finland Government
3.50% 4/15/21	EUR	89,000	$130,783
			130,783
Germany – 0.14%
Deutschland Republic
2.25% 9/4/20	EUR	228,000	317,487
3.50% 7/4/19	EUR	99,000	150,901
			468,388
Indonesia – 0.26%
Indonesia Government
International
7.25% 4/20/15	USD	11,000	12,320
Indonesia Treasury Bonds
8.25% 7/15/21	IDR	2,761,000,000	345,030
10.50% 8/15/30	IDR	670,000,000	98,872
11.00% 11/15/20	IDR	3,089,000,000	450,430
			906,652
Japan – 0.07%
Japan Finance
2.25% 7/13/16	USD	240,000	247,776
			247,776
Lithuania – 0.03%
# Lithuania Government
International 144A
6.125% 3/9/21		120,000	118,200
			118,200
Malaysia – 0.03%
Malaysia Government
4.262% 9/15/16	MYR	281,000	91,482
			91,482
Mexico – 0.06%
Mexican Bonos
7.50% 6/3/27	MXN	2,769,000	205,716
			205,716
New Zealand – 0.03%
New Zealand
Government
6.00% 5/15/21	NZD	110,000	93,905
			93,905
Norway – 0.89%
Norwegian Government
3.75% 5/25/21	NOK	1,091,000	207,620
4.25% 5/19/17	NOK	1,193,000	227,793
4.50% 5/22/19	NOK	6,318,000	1,247,894
5.00% 5/15/15	NOK	7,438,000	1,414,579
			3,097,886
Panama – 0.14%
Republic of Panama
6.70% 1/26/36	USD	60,000	72,900
7.125% 1/29/26		100,000	125,650
7.25% 3/15/15		113,000	129,781
8.875% 9/30/27		116,000	166,460
			494,791
Peru – 0.14%
Republic of Peru
7.125% 3/30/19		386,000	468,025
			468,025
Philippines – 0.09%
Republic of Philippines
6.50% 1/20/20		100,000	116,500
9.50% 10/21/24		35,000	48,913
9.875% 1/15/19		97,000	130,465
			295,878
Poland – 0.17%
Poland Government
International
5.125% 4/21/21		107,000	107,000
6.375% 7/15/19		200,000	220,500
Republic of Poland
5.25% 10/25/20	PLN	140,000	40,538
5.50% 10/25/19	PLN	750,000	222,280
			590,318
Republic of Korea – 0.05%
Korea Treasury Inflation
Linked 2.75% 6/10/20	KRW	177,029,840	174,017
			174,017
Russia – 0.20%
Russian-Eurobond
7.50% 3/31/30	USD	364,895	410,937
#144A 7.50% 3/31/30		263,825	297,629
			708,566
South Africa – 0.49%
# Eskom Holdings 144A
5.75% 1/26/21		258,000	263,160
South Africa Government
7.25% 1/15/20	ZAR	2,604,000	302,871
8.00% 12/21/18	ZAR	6,152,000	760,496
South Africa Government
International
5.50% 3/9/20	USD	263,000	288,971
6.50% 6/2/14		61,000	67,863
			1,683,361
Sweden – 0.19%
Sweden Government
3.00% 7/12/16	SEK	3,050,000	476,248
5.00% 12/1/20	SEK	1,040,000	193,516
			669,764

(continues)       75

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
Turkey – 0.06%
Turkey Government
International
5.625% 3/30/21	USD	200,000	$205,500
			205,500
United Kingdom – 0.10%
United Kingdom Gilt
4.50% 3/7/19	GBP	91,000	167,090
4.75% 3/7/20	GBP	100,000	187,253
			354,343
Uruguay – 0.09%
Republic of Uruguay
8.00% 11/18/22	USD	237,000	296,250
			296,250

Total Sovereign Bonds
(cost $14,206,779)			14,063,738

Supranational Banks – 0.12%
International Bank for
Reconstruction &
Development
3.375% 4/30/15	NOK	1,500,000	265,380
3.625% 6/22/20	NOK	790,000	139,364

Total Supranational Banks
(cost $394,910)			404,744

U.S. Treasury Obligations – 6.59%
U.S. Treasury Bonds
3.50% 2/15/39	USD	465,000	517,094
¥4.375% 5/15/41		1,195,000	1,543,983
U.S. Treasury Notes
1.00% 9/30/16		11,730,000	11,749,191
1.375% 9/30/18		105,000	104,508
2.125% 8/15/21		8,765,000	8,921,166

Total U.S. Treasury Obligations
(cost $22,445,494)			22,835,942

		Number of
		Shares
Preferred Stock – 0.11%
Alabama Power 5.625%		4,955	123,380
• PNC Financial Services
Group 8.25%		115,000	117,138
Volkswagen 2.27%		1,070	141,190
Total Preferred Stock
(cost $406,779)			381,708

Right – 0.00%
† Hong Leong Bank		3,080	1,477
Total Right (cost $0)			1,477

Short-Term Investments – 7.32%
≠Discount Notes – 3.89%
Federal Home Loan Bank
0.001% 10/3/11	USD	1,081,063	1,081,063
0.01% 12/23/11		1,282,087	1,282,058
0.03% 11/30/11		8,850,898	8,850,755
0.04% 11/2/11		529,512	529,508
Freddie Mac
0.05% 11/2/11		1,754,220	1,754,206
			13,497,590
Repurchase Agreements – 3.43%
BNP Paribas 0.02%,
dated 9/30/11, to
be repurchased on
10/3/11, repurchase
price $11,883,969
(collateralized by
U.S. Government
obligations 0.625%
7/15/14; market value
$12,121,629)		11,883,949	11,883,949
			11,883,949

Total Short-Term Investments
(cost $25,381,558)			25,381,539

Total Value of Securities – 101.45%
(cost $349,287,832)			351,575,229

Liabilities Net of Receivables and
Other Assets – (1.45%)			(5,017,828)
Net Assets Applicable to 34,377,651
Shares Outstanding – 100.00%			$346,557,401

Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class A
($197,639,167 / 19,603,395 Shares)			$10.08
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class B
($3,002,345 / 297,971 Shares)			$10.08
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class C
($13,812,471 / 1,366,895 Shares)			$10.10
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class R
($18,645,136 / 1,853,100 Shares)			$10.06
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Institutional Class
($113,458,282 / 11,256,290 Shares)			$10.08

Components of Net Assets at September 30, 2011:
Shares of beneficial interest
(unlimited authorization – no par)	$351,575,075
Undistributed net investment income	943,218
Accumulated net realized loss on investments	(9,169,252)
Net unrealized appreciation of investments
and foreign currencies	3,208,360
Total net assets	$346,557,401

° Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
COP — Colombian Peso
DKK — Danish Krone
EUR — European Monetary Unit
GBP — British Pound Sterling
HKD — Hong Kong Dollar
IDR — Indonesian Rupiah
ILS — Israeli Shekel
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PHP — Philippine Peso
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
ZAR — South African Rand

†	Non income producing security.
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
•	Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2011.
w
Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $16,998,774, which represented 4.91% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

@	Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $3,060,981, which represented 0.88% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $60,409, which represented 0.02% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«
Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.

∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At September 30, 2011, the aggregate amount of restricted security was $0, which represented 0.00% of the Fund’s net assets.
∞	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at the time of purchase.

Net Asset Value and Offering Price Per Share –
Delaware Foundation® Moderate Allocation Fund
Net asset value Class A (A)	$10.08
Sales charge (5.75% of offering price) (B)	0.61
Offering price	$10.69

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

(continues)       77

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(566,524)	USD	576,781	11/4/2011	$30,928
BAML	EUR	(600,222)	USD	821,123	11/4/2011	17,262
BAML	IDR	2,828,100,000	USD	(304,588)	11/4/2011	16,043
BAML	JPY	27,029,520	USD	(354,214)	11/4/2011	(3,600)
BAML	NOK	(2,816,934)	USD	493,779	11/4/2011	14,740
BAML	PHP	6,000,000	USD	(136,955)	11/4/2011	(12)
BAML	PLN	(943,530)	USD	291,952	11/4/2011	8,213
BCLY	EUR	(223,009)	USD	300,000	11/4/2011	1,331
BCLY	JPY	9,089,850	USD	(119,142)	11/4/2011	(1,233)
CITI	EUR	(554,276)	USD	758,119	11/4/2011	15,794
CITI	JPY	13,717,452	USD	(179,785)	11/4/2011	(1,849)
CITI	NZD	90,525	USD	(73,952)	11/4/2011	(5,115)
GSC	AUD	(774,217)	USD	750,000	11/4/2011	4,032
GSC	GBP	326,490	USD	(509,298)	11/4/2011	(417)
GSC	NOK	(387,520)	USD	67,873	11/4/2011	1,973
HSBC	AUD	(849,230)	USD	863,540	11/4/2011	45,296
HSBC	EUR	(131,039)	USD	179,132	11/4/2011	3,636
HSBC	KRW	380,616,000	USD	(327,496)	11/4/2011	(5,996)
HSBC	NOK	(1,616,786)	USD	283,715	11/4/2011	8,770
JPMC	CLP	126,038,000	USD	(249,580)	11/4/2011	(7,211)
JPMC	EUR	(230,598)	USD	315,574	11/4/2011	6,740
MNB	DKK	317,413	USD	(58,283)	10/4/2011	(1,147)
MNB	EUR	(12,067)	USD	16,193	10/3/2011	28
MNB	GBP	(2,860)	USD	4,443	10/3/2011	(15)
MNB	HKD	(105,570)	USD	13,547	10/3/2011	(10)
MNB	ILS	(10,172)	USD	2,734	10/3/2011	(2)
MNB	JPY	(1,758,320)	USD	22,785	10/5/2011	(13)
MNB	PLN	(7,781)	USD	2,358	10/3/2011	10
MNB	SEK	(431,281)	USD	63,132	10/4/2011	312
MNB	SGD	70,063	USD	(53,899)	10/5/2011	(296)
MSC	AUD	(308,138)	USD	300,000	11/4/2011	3,106
MSC	EUR	(1,003,368)	USD	1,365,722	11/4/2011	21,941
MSC	JPY	12,800,800	USD	(167,633)	11/4/2011	(1,587)
MSC	KRW	1,272,960,100	USD	(1,095,869)	11/4/2011	(20,619)
MSC	NOK	(3,709,187)	USD	650,625	11/4/2011	19,853
						$170,886

Futures Contracts

					Unrealized
Contracts		Notional	Notional	Expiration	Appreciation
to Buy (Sell)		Cost	Value	Date	(Depreciation)
1	Euro-Bund	$192,164	$182,842	12/8/11	$(9,322)
(21)	U.S. Treasury
	10 yr Notes	(2,703,855)	(2,731,969)	12/20/11	(28,114)
54	U.S. Treasury
	Long Bond	7,320,282	7,701,750	11/25/11	381,468
17	U.S. Ultra Bond	2,422,548	2,696,625	12/20/11	274,077
		$7,231,139			$618,109

Swap Contracts

CDS Contracts

	Swap			Annual		Unrealized
	Referenced	Notional		Protection	Termination	Appreciation
Counterparty	Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.17	USD	2,990,000	5.00%	12/20/16	$64,757
BAML	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR	1,615,000	5.00%	12/20/16	(335)
BAML	Kingdom of Spain
	5 yr CDS	USD	380,000	1.00%	12/20/15	5,349
BCLY	CDX.NA.HY.17		105,000	5.00%	12/20/16	2,274
BCLY	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR	2,220,000	5.00%	12/20/16	(240)
	Kingdom of Spain
BCLY	5 yr CDS	USD	375,000	1.00%	3/20/15	28,150
BCLY	5 yr CDS		190,000	1.00%	3/21/16	3,380
BCLY	Republic of France
	5 yr CDS		530,000	0.25%	9/20/16	(3,001)
BCLY	United States of
	America 5 yr CDS	EUR	453,000	0.25%	3/20/16	(91)
CITI	CDX.NA.HY.17	USD	195,000	5.00%	12/20/16	3,726
GSC	CDX.NA.HY.17		515,000	5.00%	12/20/16	11,154
GSC	Republic of France
	5 yr CDS		227,000	0.25%	9/20/16	(840)
JPMC	CDX.NA.HY.17		2,515,000	5.00%	12/20/16	44,916
JPMC	Medwestvaco
	5 yr CDS		185,000	1.00%	12/20/16	1,148
JPMC	Portuguese Republic
	5 yr CDS		330,000	1.00%	6/20/15	99,087
JPMC	Republic of France
	5 yr CDS		378,000	0.25%	9/20/16	(2,040)
MSC	CDX.NA.HY.17		1,610,000	5.00%	12/20/16	28,754
MSC	Japan 5 yr CDS		350,000	1.00%	9/20/16	4,588
MSC	Kingdom of Spain
	5 yr CDS		507,000	1.00%	6/20/16	23,022
MSC	People’s Republic of
	China 5 yr CDS		750,000	1.00%	12/20/16	0
	Republic of France
MSC	5 yr CDS		500,000	0.25%	9/20/16	(1,673)
MSC	5 yr CDS		485,000	0.25%	12/20/16	(4,034)
MSC	Republic of Italy
	5 yr CDS		400,000	1.00%	9/20/16	18,460
MSC	State of Israel
	5 yr CDS		350,000	1.00%	9/20/16	3,139
						$329,650

	Protection Sold /
	Moody’s Rating:
JPMC	Georgia Pacific
	5 yr CDS / Baa		185,000	1.00%	12/20/16	$(597)
JPMC	Tyson Foods
	CDS / Ba		195,000	1.00%	3/20/16	1,450
						$853
	Total					$330,503

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
BAML — Bank of America Merrill Lynch
BCLY — Barclays Banks
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CVA — Dutch Certificate
GDR — Global Depositary Receipts
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
JPMC — JPMorgan Chase Securities
MNB — Mellon National Bank
MSC — Morgan Stanley & Capital
NCUA — National Credit Union Administration
NVDR — Non-Voting Depositary Receipt
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

See accompanying notes, which are an integral part of the financial statements.

(continues)       79

Statements of net assets

Delaware Foundation® Conservative Allocation Fund
September 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 36.06%
U.S. Markets – 20.36%
Consumer Discretionary – 2.40%
†	AFC Enterprises	2,170	$25,671
†	Apollo Group Class A	6,800	269,347
†	Bally Technologies	355	9,578
	Big 5 Sporting Goods	1,435	8,725
†	Buffalo Wild Wings	300	17,940
	CBS Class B	870	17,731
	CEC Entertainment	650	18,506
†	Cheesecake Factory	635	15,653
	Cinemark Holdings	905	17,086
	Comcast Class A	11,700	244,530
	Comcast Special Class	4,650	96,209
	Cooper Tire & Rubber	1,150	12,524
	DSW Class A	845	39,022
	Expedia	1,710	44,033
†	Ford Motor	5,850	56,570
†	G-III Apparel Group	1,115	25,489
	Guess	1,010	28,775
†	Iconix Brand Group	1,520	24,016
†	Jack in the Box	770	15,338
	Jarden	1,980	55,955
	Jones Group	770	7,092
†	Jos. A Bank Clothiers	658	30,659
†	Knology	1,790	23,234
	Kohl’s	1,070	52,537
	Lincoln Educational Services	1,010	8,171
	Lowe’s	21,500	415,809
	Macy’s	3,350	88,172
	McDonald’s	1,130	99,237
	National CineMedia	1,205	17,485
	NIKE Class B	2,800	239,428
	Nordstrom	1,200	54,816
†	Perry Ellis International	1,380	25,944
†	priceline.com	785	352,825
†	Shuffle Master	2,560	21,530
	Staples	14,900	198,170
	Starbucks	1,060	39,527
†	Steven Madden	1,105	33,261
	Target	1,120	54,925
†	Tenneco	830	21,256
	Viacom Class B	1,930	74,768
			2,901,544
Consumer Staples – 2.05%
	Archer-Daniels-Midland	11,550	286,556
	Avon Products	10,400	203,840
	Bunge	1,475	85,978
	Casey’s General Stores	935	40,813
	Coca-Cola	850	57,426
	CVS Caremark	9,740	327,069
†	Fresh Market	500	19,080
	General Mills	1,720	66,168
	J&J Snack Foods	575	27,629
	Kimberly-Clark	4,670	331,616
	Kraft Foods	7,173	240,869
	PepsiCo	1,840	113,896
†	Prestige Brands Holdings	2,485	22,489
	Procter & Gamble	2,410	152,264
	Safeway	14,100	234,483
†	Susser Holdings	1,840	36,671
	Walgreen	7,050	231,875
			2,478,722
Energy – 1.72%
	Apache	440	35,306
	Baker Hughes	910	42,006
	Berry Petroleum Class A	950	33,611
	Bristow Group	665	28,216
†	Carrizo Oil & Gas	1,060	22,843
	Chevron	3,340	309,016
†	Complete Production Services	830	15,646
	ConocoPhillips	3,700	234,283
	EOG Resources	4,450	315,994
	Exxon Mobil	2,620	190,291
	Hess	820	43,017
†	Key Energy Services	2,535	24,057
	Lufkin Industries	295	15,697
	Marathon Oil	10,000	215,800
	National Oilwell Varco	580	29,708
†	Newfield Exploration	1,250	49,613
	Occidental Petroleum	870	62,205
†	Pioneer Drilling	3,110	22,330
†	RigNet	1,235	19,797
†	Rosetta Resources	500	17,110
	Schlumberger	1,590	94,971
†	Swift Energy	795	19,350
	Williams	9,500	231,230
			2,072,097
Financials – 2.29%
	AFLAC	1,430	49,979
	Allstate	9,400	222,686
	American Equity Investment
	Life Holding	2,310	20,213
	Apollo Investment	2,565	19,289
	Bank of New York Mellon	11,900	221,221
	BlackRock	400	59,204
	Boston Private Financial Holdings	3,145	18,493
	Capital One Financial	1,480	58,652
	Cardinal Financial	1,955	16,852
	City Holding	555	14,979
	CME Group	1,090	268,576
	DCT Industrial Trust	4,590	20,150
	Delphi Financial Group	965	20,767

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	Dime Community Bancshares	1,680	$17,018
	DuPont Fabros Technology	1,125	22,151
	EastGroup Properties	665	25,363
	Entertainment Properties Trust	675	26,312
	Flushing Financial	1,885	20,358
	Goldman Sachs Group	460	43,493
@	Harleysville Group	205	12,066
	Home Bancshares	860	18,249
	Home Properties	580	32,921
	Host Hotels & Resorts	3,480	38,071
@	Independent Bank	705	15,327
†	IntercontinentalExchange	3,180	376,066
	JPMorgan Chase	3,530	106,324
	LaSalle Hotel Properties	1,255	24,096
	M&T Bank	410	28,659
	Marsh & McLennan	8,700	230,898
	Park National	430	22,738
†	Piper Jaffray	535	9,593
	Primerica	1,115	24,039
	ProAssurance	310	22,326
	Prosperity Bancshares	800	26,144
	Prudential Financial	1,640	76,850
†	Sovran Self Storage	745	27,692
	Susquehanna Bancshares	3,055	16,711
	Tanger Factory Outlet Centers	920	23,929
†	Texas Capital Bancshares	775	17,709
	Travelers	6,010	292,866
	Trustmark	1,315	23,867
	Webster Financial	1,375	21,038
	Wells Fargo	4,750	114,570
			2,768,505
Healthcare – 2.75%
	Abbott Laboratories	1,440	73,642
†	Acorda Therapeutics	740	14,770
†	Air Methods	490	31,198
†	Align Technology	1,520	23,058
	Allergan	4,950	407,780
	AmerisourceBergen	880	32,798
	Amgen	1,060	58,247
†	AMN Healthcare Services	3,640	14,596
	Baxter International	4,500	252,630
	Cardinal Health	5,900	247,092
†	Catalyst Health Solutions	510	29,422
†	Celgene	840	52,013
†	Conmed	855	19,674
†	CryoLife	2,325	10,439
†	Express Scripts	1,520	56,346
†	Gilead Sciences	1,420	55,096
†	Haemonetics	435	25,439
†	Incyte	1,320	18,440
	Johnson & Johnson	4,060	258,663
†	Medco Health Solutions	1,450	67,991
	Merck	11,320	370,277
†	Merit Medical Systems	1,941	25,505
†	ONYX Pharmaceuticals	935	28,059
	Perrigo	2,125	206,359
	Pfizer	20,908	369,653
	Quality Systems	335	32,495
	Quest Diagnostics	5,000	246,800
†	Quidel	1,665	27,256
†	SonoSite	885	26,851
†	Spectrum Pharmaceuticals	1,755	13,391
†	Thermo Fisher Scientific	1,190	60,262
	UnitedHealth Group	2,350	108,382
†	Vertex Pharmaceuticals	590	26,279
	West Pharmaceutical Services	655	24,301
			3,315,204
Industrials – 1.91%
	AAON	1,300	20,475
	Acuity Brands	530	19,101
	Applied Industrial Technologies	990	26,888
	Barnes Group	1,210	23,293
	Caterpillar	2,540	187,554
†	Chart Industries	435	18,344
†	Columbus McKinnon	1,375	15,070
†	CRA International	575	11,506
	Cummins	550	44,913
	Deere	810	52,302
	Ducommun	1,055	15,804
	ESCO Technologies	640	16,320
†	Esterline Technologies	635	32,918
	Expeditors International
	of Washington	4,900	198,695
	FedEx	270	18,274
	Fluor	770	35,844
	General Electric	3,370	51,359
†	Gibraltar Industries	2,495	20,259
	Granite Construction	575	10,793
	Honeywell International	1,420	62,352
†	Hub Group Class A	1,105	31,238
	Hunt (J.B.) Transport Services	740	26,729
†	Kadant	1,020	18,115
†	KEYW Holding	1,435	10,203
†	Kforce	2,190	21,484
	Lockheed Martin	560	40,678
	Manpower	780	26,224
	McGrath RentCorp	540	12,847
†	MYR Group	1,310	23,108
	Norfolk Southern	580	35,392
	Northrop Grumman	4,600	239,935
	Raytheon	5,800	237,045
	Republic Services	970	27,218

(continues)       81

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials (continued)
	Rockwell Collins	400	$21,104
	Roper Industries	410	28,253
†	RPX	390	8,077
†	Tetra Tech	935	17,522
†	Titan Machinery	1,055	18,885
	Towers Watson Class A	880	52,606
	Triumph Group	740	36,068
	Tutor Perini	860	9,881
	Union Pacific	590	48,185
	United Stationers	1,030	28,068
	United Technologies	1,410	99,208
†	URS	840	24,914
	US Ecology	1,215	18,796
	Waste Management	7,800	253,967
			2,297,814
Information Technology – 5.15%
†	Adobe Systems	9,300	224,781
	Adtran	990	26,195
†	Amkor Technology	4,385	19,119
	Anixter International	505	23,957
†	Apple	2,305	878,619
†	Applied Micro Circuits	3,460	18,580
†	Cirrus Logic	870	12,824
	Cisco Systems	17,290	267,822
†	Cognizant Technology
	Solutions Class A	900	56,430
†	comScore	915	15,436
†	EMC	3,880	81,441
†	ExlService Holdings	300	6,600
†	FARO Technologies	625	19,719
†	Google Class A	995	511,807
	Intel	15,830	337,654
	International Business Machines	250	43,758
	Intuit	6,700	317,848
†	IXYS	1,710	18,605
	j2 Global Communications	1,105	29,725
†	Liquidity Services	705	22,609
†	LogMeln	785	26,070
	MasterCard Class A	1,420	450,367
†	MEMC Electronic Materials	3,800	19,912
	Microsoft	6,110	152,078
	Motorola Solutions	6,014	251,987
†	NetAPP	1,280	43,443
†	NETGEAR	560	14,498
†	Nuance Communications	1,330	27,079
†	ON Semiconductor	4,390	31,476
	Oracle	830	23,854
	Plantronics	760	21,622
†	Polycom	6,100	112,057
†	Progress Software	1,147	20,130
	QUALCOMM	10,380	504,779
†	QuinStreet	1,605	16,612
†	Rofin-Sinar Technologies	650	12,480
†	Semtech	825	17,408
†	SolarWinds	650	14,313
†	SS&C Technologies Holdings	1,645	23,507
†	SuccessFactors	835	19,197
†	Synaptics	930	22,227
	Syntel	400	17,276
†	TeleTech Holdings	1,550	23,622
†	Teradata	4,775	255,606
†	ValueClick	1,285	19,995
	VeriSign	9,600	274,656
†	ViaSat	510	16,988
	Visa Class A	5,250	450,030
†	Vocus	1,135	19,023
	Xerox	30,600	213,282
†	Yahoo	12,930	170,159
			6,219,262
Materials – 0.45%
	Boise	3,015	15,588
†	Castle (A.M.)	1,185	12,964
	Celanese Class A	1,630	53,024
	Cliffs Natural Resources	630	32,237
†	Coeur d’Alene Mines	755	16,187
	Dow Chemical	1,160	26,054
	duPont (E.I.) deNemours	5,830	233,024
	Eastman Chemical	490	33,580
†	Ferro	2,910	17,897
†	KapStone Paper & Packaging	1,820	25,280
	Koppers Holdings	830	21,256
†	Owens-Illinois	1,480	22,378
	Silgan Holdings	730	26,820
†	TPC Group	440	8,835
			545,124
Telecommunication Services – 1.02%
	Alaska Communications
	Systems Group	1,820	11,939
	AT&T	13,170	375,608
	Atlantic Tele-Network	435	14,303
†	Crown Castle International	9,100	370,097
†	NII Holdings	7,111	191,641
	NTELOS Holdings	1,205	21,365
	Verizon Communications	6,800	250,240
			1,235,193
Utilities – 0.62%
	AGL Resources	970	39,518
	Cleco	775	26,459
	Edison International	6,700	256,275
	Exelon	1,120	47,723
	MDU Resources Group	1,590	30,512

		Number of	Value
		Shares	(U.S. $)
	Common Stock (continued)
	U.S. Markets (continued)
	Utilities (continued)
	NorthWestern	540	$17,248
	OGE Energy	750	35,843
	Progress Energy	5,123	264,962
	UIL Holdings	580	19,099
	UNITIL	465	11,941
			749,580
	Total U.S. Markets
	(cost $23,673,475)		24,583,045

	§Developed Markets – 10.90%
	Consumer Discretionary – 1.31%
	Bayerische Motoren Werke	2,438	161,039
	Cie Financiere Richemont Class A	865	38,527
	Cie Generale des Etablissements
	Michelin Class B	580	34,685
	Crown	2,830	21,567
	Don Quijote	5,200	185,643
	Hennes & Mauritz Class B	935	27,985
	Honda Motor	1,900	55,660
	LVMH Moet Hennessy
	Louis Vuitton	220	29,037
	McDonald’s Holdings Japan	1,000	26,671
	Pirelli & C	3,230	22,972
	PPR	614	79,358
	Promotora de Informaciones ADR	9,953	44,092
	Publicis Groupe	2,703	112,801
	Reed Elsevier	3,730	28,553
†	Shimano	600	31,759
	Sky City Entertainment Group	8,900	22,523
	Sodexo	415	27,323
	Sony	900	17,228
	Sumitomo Rubber Industries	2,957	37,809
	Suzuki Motor	1,300	28,656
	Swatch Group	250	14,899
	Swatch Group Bearer Shares	95	31,254
	Techtronic Industries	125,000	84,038
	Toyota Motor	7,499	257,060
	Yamada Denki	400	27,820
	Yue Yuen Industrial Holdings	49,500	128,019
			1,576,978
	Consumer Staples – 1.69%
	Anheuser-Busch InBev	1,100	58,381
	Aryzta	6,215	269,841
	British American Tobacco	2,475	104,494
	Carlsberg Class B	330	19,553
	China Mengniu Dairy	8,000	24,477
	Coca Cola Hellenic Bottling	1,550	27,315
	Coca-Cola Amatil	18,263	209,294
	Danone	450	27,660
	Diageo	2,540	48,423
	Golden Agri-Resources	44,000	20,374
	Greggs	35,576	254,528
	Imperial Tobacco Group	1,350	45,553
	Japan Tobacco	11	51,453
	Kao	1,500	41,782
	Kerry Group Class A	700	24,568
	Koninklijke Ahold	3,450	40,568
	L’Oreal	365	35,603
	Nestle	2,730	150,277
	Reckitt Benckiser Group	910	46,102
	SABMiller	860	28,057
	Seven & I Holdings	1,800	50,454
	Tesco	51,406	301,076
	Unilever	1,075	33,669
	Unilever CVA	1,570	49,690
	Wesfarmers	815	24,634
	Woolworths	2,130	50,918
			2,038,744
	Energy – 0.44%
	Aker Solutions	2,030	19,446
	AMEC	1,980	24,980
	BG Group	3,630	69,464
	Fugro CVA	500	25,213
†	Kvaerner	8,200	10,854
†	Nabors Industries	2,030	24,888
	Neste Oil	3,050	26,467
	Noble	1,550	45,493
	Repsol	1,180	31,147
	Santos	2,650	28,690
	Total	4,470	197,192
	Woodside Petroleum	975	30,220
			534,054
	Financials – 1.08%
	AIA Group	14,400	40,779
	Alterra Capital Holdings	1,030	19,539
	AXA	6,416	83,462
	City Developments	3,000	21,764
	Credit Agricole	4,100	28,194
	Daito Trust Construction	300	27,504
=@#†	Etalon Group GDR 144A	3,700	12,950
	Hong Kong Exchanges & Clearing	2,600	37,715
	HSBC Holdings	21,450	164,271
†	IMMOFINANZ	6,000	16,961
†	Lloyds Banking Group	79,350	42,594
	Man Group	8,050	20,821
	Mitsubishi UFJ Financial Group	45,081	206,906
	Nordea Bank	21,191	171,438
	Sony Financial Holdings	1,800	27,482
	Standard Chartered	11,500	229,407
	Tokio Marine Holdings	1,700	43,083

(continues)       83

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Financials (continued)
†	UBS	3,840	$43,919
	Unione di Banche Italiane	4,900	18,138
	Wharf Holdings	5,000	24,668
	Wing Hang Bank	2,500	20,178
			1,301,773
Healthcare – 1.15%
†	Alkermes	2,145	32,733
	Bayer	650	35,865
	Dainippon Sumitomo Pharma	2,900	31,872
	Fresenius	325	28,885
	Getinge Class B	1,230	26,830
†	ICON ADR	1,105	17,768
	Lonza Group	475	28,618
	Meda Class A	19,665	179,380
	Miraca Holdings	700	30,768
	Novartis	4,324	241,519
	Novo Nordisk ADR	2,150	213,968
	Novo Nordisk Class B	490	48,862
	Roche Holding	835	134,848
	Sanofi	3,920	257,816
	Santen Pharmaceutical	700	29,420
	Shire	1,445	45,056
			1,384,208
Industrials – 1.88%
	ABB	3,200	54,733
	Aggreko	950	23,903
	Alfa Laval	1,530	24,077
	Alstom	2,142	70,546
	Asahi Glass	16,000	156,212
	Box Ships	1,460	11,549
	Central Japan Railway	4	34,907
	Cie de Saint-Gobain	3,016	115,052
	Deutsche Post	12,933	165,560
	DSV	1,350	24,286
	East Japan Railway	3,725	225,834
	Experian	3,390	38,050
	FANUC	200	27,549
†	Fiat Industrial	3,850	28,765
	Fraport	440	25,906
	G4S	8,100	33,510
	IHI	14,000	30,865
	ITOCHU	30,237	288,939
	Keppel	3,820	22,415
	Koninklijke Boskalis Westminster	965	29,678
	Koninklijke Philips Electronics	2,368	42,482
	Kurita Water Industries	1,000	28,033
	Marubeni	5,000	27,920
	Mitsubishi Heavy Industries	9,000	37,958
	Mitsui Engineer & Shipbuilding	13,000	21,831
†	Qantas Airways	15,900	21,322
	Rolls-Royce Holdings	4,430	40,719
=†	Rolls-Royce Holdings Class C	465,600	726
	Schneider Electric	570	30,500
	Secom	700	33,763
	SembCorp Industries	11,000	28,409
	Siemens	780	70,169
	Singapore Airlines	11,117	96,309
	Societe BIC	315	26,817
	Sumitomo Electric Industries	2,400	28,187
	Teleperformance	6,807	144,589
@†	Tianjin Development Holdings	16,000	7,032
	Vallourec	660	37,792
	Volvo Class B	3,600	35,353
	Wendel	400	25,065
	Wolseley	1,160	28,778
	Yamato Holdings	1,500	27,347
			2,273,437
Information Technology – 0.72%
	Accenture Class A	1,170	61,636
	Amadeus IT Holding	1,670	26,678
	ASM Pacific Technology	2,450	23,915
	Brother Industries	2,000	23,497
	Canon	1,700	77,190
†	CGI Group Class A	23,169	435,621
	Computershare	2,785	19,838
	Infineon Technologies	3,950	29,142
†	InterXion Holding	810	9,566
	Kyocera	500	41,808
	Nippon Electric Glass	3,000	27,261
	SAP	1,265	64,359
	Trend Micro	900	28,148
			868,659
Materials – 1.54%
	Agrium	620	41,329
	Air Liquide	350	40,867
	Anglo American	1,180	40,600
	Anglo American ADR	2,000	34,723
†	AuRico Gold	16,511	155,770
	BHP Billiton	2,805	74,923
	BHP Billiton Limited	3,950	130,834
	Incitec Pivot	9,200	28,515
	Johnson Matthey	950	23,299
	Kansai Paint	3,000	28,748
	Kazakhmys	1,860	22,719
	Lafarge	1,730	59,452
	Lanxess	650	31,177
	Newcrest Mining	1,165	38,414
	Nitto Denko	900	35,421
	Rexam	46,367	222,937
	Rio Tinto	4,854	215,238

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Materials (continued)
	Rio Tinto Limited	390	$22,852
	Sika Bearer Shares	12	21,244
	Sumitomo Metal Mining	2,000	26,481
	Syngenta	145	37,677
	Syngenta ADR	4,200	217,854
	Wacker Chemie	195	17,310
	Xstrata	3,180	40,151
	Yamana Gold	18,353	251,755
			1,860,290
Telecommunication Services – 0.70%
	China Mobile ADR	3,000	146,130
	China Unicom Hong Kong ADR	4,908	100,123
	Softbank	1,200	35,112
	Tele2 Class B	1,560	28,245
	Vivendi	12,052	245,350
	Vodafone Group	89,510	230,663
	Vodafone Group ADR	2,520	64,638
			850,261
Utilities – 0.39%
	Centrica	9,930	45,768
	Enagas	1,300	23,889
	National Grid	32,501	322,108
	Shikoku Electric Power	1,000	27,491
	SSE	1,500	30,097
	Suez Enviornnement	1,750	24,352
			473,705
Total Developed Markets
	(cost $14,303,655)		13,162,109

XEmerging Markets – 4.80%
Consumer Discretionary – 0.34%
	B2W Cia Global Do Varejo	2,584	20,430
†	Ctrip.com International ADR	5,150	165,624
	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	2,792	17,283
	Grupo Televisa ADR	5,225	96,088
	Hyundai Home
	Shopping Network	330	38,187
	LG Electronics	556	31,665
†	Magazine Luiza	900	5,533
@	Turkiye Sise ve Cam Fabrikalari	15,623	29,795
†	Xueda Education Group ADR	1,200	3,276
			407,881
Consumer Staples – 0.41%
	Brazil Foods ADR	2,700	47,331
	Cia Brasileira de Distribuicao
	Grupo Pao de Acucar ADR	700	21,546
@	Cresud ADR	2,690	29,106
	Fomento Economico
	Mexicano ADR	600	38,892
	Hypermarcas	3,800	18,132
	KT&G	1,251	77,654
@	Lotte Chilsung Beverage	72	72,041
@	Lotte Confectionery	46	58,926
	Tingyi Cayman Islands Holding	9,908	24,287
	Tsingtao Brewery	6,004	32,948
@	United Spirits	3,410	54,986
	Wal-Mart de Mexico Series V	8,990	20,606
			496,455
Energy – 0.95%
†	Banpu NVDR	4,790	80,105
	China Petroleum & Chemical ADR	125	11,975
	CNOOC	100,000	160,787
	CNOOC ADR	300	48,090
	Gazprom ADR	9,060	86,729
	LUKOIL ADR	700	35,133
	Oil India	1,254	34,518
	PetroChina ADR	375	45,184
	Petroleo Brasileiro SA ADR	9,100	204,295
	Petroleo Brasileiro SP ADR	7,361	152,520
†	Polski Koncern Naftowy Orlen	1,660	18,083
	PTT	4,665	38,950
	PTT Exploration & Production	2,364	10,590
#	Reliance Industries GDR 144A	2,870	92,628
†	Rosneft Oil GDR	7,600	44,153
	Sasol ADR	1,000	40,600
	Tambang Batubara Bukit Asam	20,000	37,791
			1,142,131
Financials – 0.78%
	ABSA Group	1,154	19,113
	Banco Bradesco ADR	1,815	26,844
	Banco Santander Brasil ADR	6,100	44,652
	Bangkok Bank	8,364	37,614
	Bank of China	80,300	24,830
	Cathay Financial Holding	19,023	21,561
	China Construction Bank	60,080	36,338
	Credicorp	300	27,660
	Fubon Financial Holding	28,556	29,498
†	Grupo Financiero Banorte	7,900	23,341
@	Hong Leong Bank	3,500	11,175
	ICICI Bank ADR	1,100	38,192
	Industrial & Commercial Bank
	of China	62,459	30,160
@	IRSA Inversiones y
	Representaciones ADR	1,200	10,440
	Itau Unibanco Holding ADR	2,000	31,040
@	KB Financial Group ADR	2,627	86,061
@	KLCC Property Holdings	37,500	37,328

(continues)       85

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Financials (continued)
	Malayan Banking	11,518	$28,739
	OTP Bank	1,584	23,306
	Powszechna Kasa Oszczednosci
	Bank Polski	1,792	17,656
	Powszechny Zaklad Ubezpieczen	442	41,655
	Samsung Life Insurance	600	45,562
@	Sberbank	32,097	70,292
	Standard Bank Group	5,817	66,503
	Torunlar Gayrimenkul
	Yatirim Ortakligi	5,400	14,629
	Turkiye Is Bankasi Class C	3,882	9,972
@†	UEM Land Holdings	76,252	41,234
	VTB Bank GDR	11,000	45,073
			940,468
Healthcare – 0.25%
	Teva Pharmaceutical
	Industries ADR	8,016	298,356
			298,356
Industrials – 0.17%
	All America Latina Logistica	4,250	19,082
†	Empresas ADR	6,100	27,084
	Gol Linhas Aereas Inteligentes ADR	5,700	31,692
@	KCC	338	62,984
	Leoch International Technology	3,000	1,107
	Santos Brasil Participacoes	2,400	29,968
	United Tractors	11,736	29,000
			200,917
Information Technology – 0.71%
	Alibaba.com	10,500	9,663
†	Check Point Software Technologies	710	37,460
†	Foxconn International Holdings	41,000	21,180
	Hon Hai Precision Industry	48,924	109,059
	HTC	8,873	194,876
	LG Display ADR	1,900	15,485
	MediaTek	1,000	10,877
	MStar Semiconductor	2,202	11,497
	Samsung Electronics	239	166,452
@†	Shanda Interactive
	Entertainment ADR	1,300	38,402
†	Sina	600	42,966
†	Sohu.com	1,401	67,528
	Taiwan Semiconductor
	Manufacturing	22,034	49,610
	Taiwan Semiconductor
	Manufacturing ADR	3,500	40,005
	United Microelectronics	129,000	47,586
			862,646
Materials – 0.56%
	Anglo American Platinum	457	31,155
	ArcelorMittal South Africa	6,017	43,989
	Braskem ADR	2,000	31,240
†	Cemex ADR	15,853	50,095
	Cia de Minas Buenaventura ADR	1,300	49,062
	Fibria Celulose ADR	6,837	51,756
@	Gerdau	4,000	23,379
	Gerdau ADR	3,400	24,242
	Impala Platinum Holdings	946	19,101
	Israel Chemicals	3,111	35,698
†	Jastrzebska Spolka Weglowa	800	20,529
	MMC Norilsk Nickel ADR	2,004	43,185
	Petronas Chemicals Group	17,000	29,371
	POSCO ADR	325	24,703
	Siam Cement NVDR	2,100	17,553
	Steel Authority of India	15,424	33,042
	Ultratech Cement	1,404	32,609
	Vale ADR	4,925	112,290
			672,999
Telecommunication Services – 0.55%
	America Movil ADR	1,900	41,952
	China Telecom	78,000	48,845
	Chunghwa Telecom ADR	1,760	58,080
	KT ADR	4,800	70,944
	LG Uplus	5,139	27,612
	Mobile Telesystems ADR	9,333	114,796
	MTN Group	2,804	45,774
	SK Telecom ADR	6,200	87,234
	Telecomunicacoes de
	Sao Paulo ADR	1,550	40,998
	Turkcell Iletisim Hizmet ADR	4,300	48,504
	Vodacom Group	7,742	86,229
			670,968
Utilities – 0.08%
	Centrais Eletricas Brasileiras ADR	4,100	35,957
@	Huaneng Power International ADR	1,050	17,672
	Light	1,600	21,041
	Polska Grupa Energetyczna	4,615	26,921
			101,591
Total Emerging Markets
	(cost $6,847,205)		5,794,412

Total Common Stock
	(cost $44,824,335)		43,539,566

	Number of		Value
	Shares		(U.S. $)
Convertible Preferred Stock – 0.13%
Apache 6.00%
exercise price $109.12,
expiration date 8/1/13		600	$30,702
Aspen Insurance Holdings 5.625%
exercise price $29.28,
expiration date 12/31/49		427	21,217
Bank of America 7.25%
exercise price $50.00,
expiration date 12/31/49		35	27,003
# Chesapeake Energy 144A 5.75%
exercise price $27.94,
expiration date 12/31/49		24	26,370
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49		44	36,475
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49		173	17,475
Total Convertible Preferred Stock
(cost $196,435)			159,242

Exchange-Traded Fund – 0.01%
iShares MSCI EAFE Growth Index		350	17,448
Total Exchange-Traded Fund
(cost $18,048)			17,448

	Principal
	Amount°
Agency Collateralized Mortgage Obligations – 0.67%
Fannie Mae REMICs
Series 2003-26 AT
5.00% 11/25/32	USD	137,280	147,052
Series 2003-32 PH
5.50% 3/25/32		83,687	88,064
Series 2010-41 PN
4.50% 4/25/40		60,000	66,709
Series 2010-96 DC
4.00% 9/25/25		115,000	123,564
Freddie Mac REMICs
Series 2512 PG
5.50% 10/15/22		165,000	180,674
GNMA Series 2010-113 KE
4.50% 9/20/40		140,000	155,613
NCUA Guaranteed Notes
Series 2010-C1 A2
2.90% 10/29/20		50,000	52,399
Total Agency Collateralized
Mortgage Obligations
(cost $770,799)			814,075

Agency Mortgage-Backed Securities – 6.15%
Fannie Mae S.F. 15 yr
4.00% 7/1/25		122,542	129,408
4.00% 8/1/25		107,821	113,862
4.00% 11/1/25		181,559	193,207
4.50% 8/1/23		150,450	160,408
5.00% 9/1/18		42,412	45,888
5.50% 7/1/22		51,341	55,710
Fannie Mae S.F. 15 yr TBA
3.50% 10/1/26		270,000	281,897
Fannie Mae S.F. 20 yr
5.50% 8/1/28		91,758	99,692
Fannie Mae S.F. 30 yr
3.50% 2/1/41		134,379	138,192
4.50% 6/1/38		94,788	100,746
5.00% 12/1/36		483,510	522,030
6.50% 2/1/36		26,830	29,978
Fannie Mae S.F. 30 yr TBA
3.50% 10/1/41		690,000	704,555
3.50% 10/1/41		245,000	251,699
4.00% 10/1/41		670,000	702,244
5.50% 10/1/41		1,175,000	1,275,059
6.00% 10/1/41		2,390,000	2,621,531
Total Agency Mortgage-Backed
Securities (cost $7,342,267)			7,426,106

Commercial Mortgage-Backed Securities – 2.52%
# American Tower Trust
Series 2007-1A AFX 144A
5.42% 4/15/37		70,000	74,759
BAML Commercial
Mortgage Securities
•Series 2005-1 A5
5.33% 11/10/42		35,000	37,977
Series 2006-4 A4
5.634% 7/10/46		50,000	54,101
Bear Stearns Commercial
Mortgage Securities
•Series 2004-PWR4 A3
5.468% 6/11/41		90,000	96,517
•Series 2005-PW10 A4
5.405% 12/11/40		60,000	64,892
•Series 2005-T20 A4A
5.295% 10/12/42		35,000	38,455
•Series 2006-PW12 A4
5.903% 9/11/38		25,000	27,447
Series 2007-PW15 A4
5.331% 2/11/44		35,000	36,106
# CFCRE Commercial
Mortgage Trust
Series 2011-C1 A2 144A
3.759% 4/15/44		100,000	101,468

(continues)       87

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
w	Commercial Mortgage Pass
	Through Certificates
	•Series 2005-C6 A5A
	5.116% 6/10/44	USD	50,000	$54,140
	#Series 2010-C1 A1 144A
	3.156% 7/10/46		63,856	64,411
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A5
	5.279% 8/10/38		225,000	234,138
	•Series 2004-GG2 A6
	5.396% 8/10/38		115,000	122,234
	Series 2005-GG4 A4
	4.761% 7/10/39		290,000	305,606
	Series 2005-GG4 A4A
	4.751% 7/10/39		50,000	53,063
	#Series 2010-C1 A2 144A
	4.592% 8/10/43		100,000	103,633
	•#Series 2010-C1 C 144A
	5.635% 8/10/43		300,000	265,356
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP5 A4
	5.372% 12/15/44		275,000	301,325
	LB-UBS Commercial Mortgage
	Trust Series 2004-C1 A4
	4.568% 1/15/31		75,000	78,492
•	Morgan Stanley Capital I
	Series 2004-T15 A4
	5.27% 6/13/41		430,000	460,971
	Series 2007-T27 A4
	5.795% 6/11/42		240,000	268,109
#	OBP Depositor Trust
	Series 2010-OBP A 144A
	4.646% 7/15/45		100,000	106,188
#	WF-RBS Commercial
	Mortgage Trust
	Series 2011-C3 A4 144A
	4.375% 3/15/44		95,000	95,978
Total Commercial Mortgage-
	Backed Securities
	(cost $2,845,524)			3,045,366

Convertible Bonds – 1.22%
Aerospace & Defense – 0.05%
	AAR 1.75% exercise price $29.27,
	expiration date 1/1/26		41,000	39,668
	L-3 Communications Holdings 3.00%
	exercise price $97.79,
	expiration date 8/1/35		26,000	24,830
				64,498
Automobiles & Automotive Parts – 0.04%
	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		67,000	45,979
				45,979
Banking, Finance & Insurance – 0.08%
#	Ares Capital 144A 5.75%
	exercise price $19.13,
	expiration date 2/1/16		39,000	37,538
#	BGC Partners 144A 4.50%
	exercise price $9.84,
	expiration date 7/13/16		17,000	15,385
	Jefferies Group 3.875%
	exercise price $38.35,
	expiration date 11/1/29		40,000	36,750
				89,673
Capital Goods – 0.03%
#	Altra Holdings 144A 2.75%
	exercise price $27.70,
	expiration date 2/27/31		17,000	13,111
ϕ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		19,000	17,195
				30,306
Computers & Technology – 0.09%
	Equinix 4.75%
	exercise price $84.32,
	expiration date 6/15/16		36,000	46,350
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		30,000	29,850
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		34,000	35,658
				111,858
Electronics & Electrical Equipment – 0.15%
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 4/30/15		43,000	42,248
	Intel 2.95%
	exercise price $30.36,
	expiration date 12/15/35		25,000	25,469
	Linear Technology 3.00%
	exercise price $44.11,
	expiration date 5/1/27		82,000	84,049
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		28,000	32,515
				184,281
Energy – 0.08%
	Chesapeake Energy 2.25%
	exercise price $85.89,
	expiration date 12/15/38		36,000	30,736
	James River Coal 4.50%
	exercise price $25.78,
	expiration date 12/1/15		16,000	12,240

		Principal		Value
		Amount°		(U.S. $)
	Convertible Bonds (continued)
	Energy (continued)
	Peabody Energy 4.75%
	exercise price $58.31,
	expiration date 12/15/41	USD	7,000	$7,280
	Transocean 1.50%
	exercise price $164.19,
	expiration date 12/15/37		52,000	51,072
				101,328
	Healthcare & Pharmaceuticals – 0.19%
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		35,000	30,625
	Amgen 0.375%
	exercise price $79.48,
	expiration date 2/1/13		40,000	39,500
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		18,000	13,005
ϕ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		99,000	93,183
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		21,000	30,555
	NuVasive 2.75%
	exercise price $42.13,
	expiration date 6/30/17		28,000	23,520
				230,388
	Leisure, Lodging & Entertainment – 0.09%
#	Gaylord Entertainment 144A 3.75%
	exercise price $27.25,
	expiration date 9/29/14		25,000	25,438
#	Home Inns & Hotels
	Management 144A 2.00%
	exercise price $49.37,
	expiration date 12/15/15		13,000	9,880
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27		79,000	71,297
				106,615
	Packaging & Containers – 0.05%
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		61,000	55,205
				55,205
	Real Estate – 0.09%
	Health Care REIT 3.00%
	exercise price $51.16,
	expiration date 11/30/29		48,000	50,940
#	Lexington Realty Trust 144A 6.00%
	exercise price $7.09,
	expiration date 1/11/30		30,000	34,200
	National Retail Properties 5.125%
	exercise price $25.39,
	expiration date 6/15/28		22,000	25,548
				110,688
	Retail – 0.06%
	Pantry 3.00%
	exercise price $50.09,
	expiration date 11/15/12		68,000	67,235
				67,235
	Telecommunications – 0.22%
#	Alaska Communications
	System Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		43,000	38,754
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		40,000	37,150
#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		24,000	11,820
	Leap Wireless International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		55,000	49,018
	Level 3 Communications 3.50%
	exercise price $5.46,
	expiration date 6/15/12		76,000	75,334
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		13,000	16,884
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		40,000	41,050
				270,010
	Total Convertible Bonds
	(cost $1,509,429)			1,468,064

	Corporate Bonds – 24.58%
	Banking – 2.98%
	Abbey National Treasury Services
	4.00% 4/27/16		90,000	83,167
#	Bank of Montreal 144A
	2.85% 6/9/15		100,000	105,634
	BB&T 5.25% 11/1/19		115,000	125,551
•	BB&T Capital Trust IV
	6.82% 6/12/57		45,000	44,944

(continues)       89

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

			Principal	Value
			Amount°	(U.S. $)
Corporate Bonds (continued)
Banking (continued)
#	Canadian Imperial
	Bank of Commerce 144A
	2.60% 7/2/15	USD	100,000	$104,254
	Capital One Capital V
	10.25% 8/15/39		67,000	68,424
	Capital One Financial
	4.75% 7/15/21		45,000	45,162
	City National 5.25% 9/15/20		90,000	89,156
	Fifth Third Bancorp
	3.625% 1/25/16		205,000	208,612
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		80,000	76,408
	Goldman Sachs Group
	5.25% 7/27/21		60,000	59,303
	5.375% 3/15/20		45,000	44,763
•#	HBOS Capital Funding 144A
	6.071% 6/29/49		70,000	42,700
	JPMorgan Chase
	4.35% 8/15/21		30,000	30,376
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		185,000	186,237
	KeyCorp 5.10% 3/24/21		270,000	272,966
	Korea Development Bank
	8.00% 1/23/14		100,000	111,143
	PNC Funding
	5.125% 2/8/20		305,000	338,174
	5.25% 11/15/15		50,000	53,712
	5.625% 2/1/17		165,000	179,352
•#	PNC Preferred Funding Trust II 144A
	6.113% 3/29/49		100,000	74,500
•	SunTrust Capital VIII
	6.10% 12/15/36		160,000	158,905
	SVB Financial Group
	5.375% 9/15/20		150,000	156,175
	US Bank 6.30% 2/4/14		250,000	274,694
•	USB Capital IX
	3.50% 10/29/49		220,000	155,377
	Wachovia
	•0.619% 10/15/16		90,000	82,760
	5.25% 8/1/14		45,000	47,241
	5.625% 10/15/16		115,000	124,451
	Wells Fargo 4.60% 4/1/21		65,000	69,613
•	Wells Fargo Capital XIII
	7.70% 12/29/49		134,000	134,670
	Zions Bancorporation
	7.75% 9/23/14		53,000	55,911
				3,604,335
Basic Industry – 2.30%
	AK Steel 7.625% 5/15/20		70,000	61,688
	Alcoa 6.75% 7/15/18		155,000	166,247
#	Algoma Acquisition 144A
	9.875% 6/15/15		34,000	26,520
	ArcelorMittal
	5.50% 3/1/21		20,000	17,953
	9.85% 6/1/19		145,000	164,521
	Barrick North America Finance
	4.40% 5/30/21		170,000	174,665
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20		85,000	56,100
	Century Aluminum
	8.00% 5/15/14		66,000	66,000
	CF Industries 7.125% 5/1/20		47,000	53,639
#	CODELCO 144A
	3.75% 11/4/20		100,000	99,912
	Compass Minerals International
	8.00% 6/1/19		37,000	38,850
	Dow Chemical
	4.25% 11/15/20		157,000	158,436
	8.55% 5/15/19		258,000	330,972
#	FMG Resources August 2006 144A
	7.00% 11/1/15		55,000	51,425
	Georgia-Pacific
	8.00% 1/15/24		155,000	182,338
	#144A 5.40% 11/1/20		45,000	45,861
	Headwaters 7.625% 4/1/19		85,000	65,450
	Hexion U.S. Finance
	8.875% 2/1/18		42,000	34,860
	International Paper
	9.375% 5/15/19		85,000	104,046
#	MacDermid 144A
	9.50% 4/15/17		47,000	43,710
	Mohawk Industries
	6.875% 1/15/16		23,000	23,863
	Momentive Performance Materials
	11.50% 12/1/16		80,000	67,600
#	Murray Energy 144A
	10.25% 10/15/15		48,000	46,080
#	Nalco 144A 6.625% 1/15/19		30,000	33,000
	Norcraft 10.50% 12/15/15		83,000	76,153
#	Nortek 144A 8.50% 4/15/21		75,000	60,750
	Novelis 8.75% 12/15/20		60,000	59,100
	Ply Gem Industries
	13.125% 7/15/14		70,000	66,763
	Rio Tinto Finance
	3.75% 9/20/21		140,000	139,733
	Ryerson
	•7.629% 11/1/14		4,000	3,740
	12.00% 11/1/15		57,000	57,285
	Smurfit Kappa Funding
	7.75% 4/1/15		43,000	41,495
	Steel Dynamics 7.75% 4/15/16		8,000	7,920
	Teck Resources
	6.25% 7/15/41		80,000	84,185
	9.75% 5/15/14		52,000	61,669
				2,772,529

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Brokerage – 0.38%
•	Bear Stearns 5.248% 12/7/12	AUD	190,000	$181,724
	Jefferies Group
	6.25% 1/15/36	USD	10,000	9,098
	6.45% 6/8/27		110,000	106,053
	Lazard Group 6.85% 6/15/17		152,000	167,566
				464,441
Capital Goods – 0.62%
#	ABB Treasury Center 144A
	4.00% 6/15/21		45,000	45,347
	Anixter 10.00% 3/15/14		4,000	4,530
	Berry Plastics 9.75% 1/15/21		55,000	47,025
	Graham Packaging
	8.25% 10/1/18		20,000	20,200
#	Meccanica Holdings 144A
	6.25% 7/15/19		200,000	195,379
#	Plastipak Holdings 144A
	10.625% 8/15/19		28,000	29,260
	Pregis 12.375% 10/15/13		59,000	53,985
	RBS Global 11.75% 8/1/16		43,000	44,075
	Republic Services
	4.75% 5/15/23		60,000	65,291
	5.70% 5/15/41		5,000	5,685
#	Reynolds Group Issuer 144A
	9.00% 4/15/19		100,000	85,500
	Trimas 9.75% 12/15/17		28,000	29,400
	Waste Management
	2.60% 9/1/16		120,000	120,423
				746,100
Consumer Cyclical – 1.42%
	American Axle & Manufacturing
	7.875% 3/1/17		98,000	92,610
	CKE Restaurants
	11.375% 7/15/18		48,000	50,160
	CVS Caremark 5.75% 5/15/41		155,000	174,282
	Dave & Buster’s 11.00% 6/1/18		20,000	19,950
#	Delphi 144A 6.125% 5/15/21		75,000	70,125
	Ford Motor 7.45% 7/16/31		122,000	138,333
	Ford Motor Credit
	12.00% 5/15/15		100,000	120,750
	Goodyear Tire & Rubber
	8.25% 8/15/20		45,000	46,013
	Hanesbrands 6.375% 12/15/20		105,000	102,375
	Historic TW 6.875% 6/15/18		135,000	159,473
	Host Hotels & Resorts
	6.00% 11/1/20		50,000	48,875
	#144A 5.875% 6/15/19		35,000	33,600
	Ingles Markets 8.875% 5/15/17		33,000	34,733
	Macy’s Retail Holdings
	5.90% 12/1/16		45,000	49,444
	Meritor 8.125% 9/15/15		75,000	66,750
	New Albertsons 7.25% 5/1/13		14,000	13,930
	OSI Restaurant Partners
	10.00% 6/15/15		35,000	35,088
	Sally Holdings 10.50% 11/15/16		47,000	48,763
#	Sealy Mattress 144A
	10.875% 4/15/16		12,000	12,720
#	Tomkins 144A 9.00% 10/1/18		67,000	69,010
	Tops Holding 10.125% 10/15/15		19,000	19,095
	Wyndham Worldwide
	5.625% 3/1/21		65,000	65,335
	5.75% 2/1/18		80,000	81,807
	Yankee Candle 9.75% 2/15/17		52,000	48,230
	Yum! Brands 3.75% 11/1/21		115,000	115,625
				1,717,076
Consumer Non-Cyclical – 3.08%
	Accellent 8.375% 2/1/17		35,000	33,513
	Amgen 3.45% 10/1/20		210,000	216,844
#	AMGH Merger Sub 144A
	9.25% 11/1/18		55,000	55,275
	Biomet
	11.625% 10/15/17		28,000	29,190
	PIK 10.375% 10/15/17		23,000	23,690
	Bio-Rad Laboratories
	4.875% 12/15/20		60,000	62,400
	8.00% 9/15/16		18,000	19,530
#	Bumble Bee Acquisition 144A
	9.00% 12/15/17		105,000	99,225
	CareFusion 6.375% 8/1/19		185,000	221,628
	Celgene 3.95% 10/15/20		180,000	182,692
	Coca-Cola Enterprises
	4.50% 9/1/21		590,000	653,441
	Community Health Systems
	8.875% 7/15/15		15,000	14,775
	Covidien International Finance
	4.20% 6/15/20		180,000	195,655
#	Del Monte Foods 144A
	7.625% 2/15/19		60,000	51,000
	DENTSPLY International
	4.125% 8/15/21		105,000	110,029
#	DJO Finance 144A
	9.75% 10/15/17		20,000	16,800
#	Dole Food 144A 8.00% 10/1/16		28,000	28,770
	Express Scripts 3.125% 5/15/16		55,000	55,593
	Hospira 6.40% 5/15/15		125,000	141,623
	Jarden
	6.125% 11/15/22		40,000	39,300
	7.50% 1/15/20		5,000	5,081
	Medco Health Solutions
	7.125% 3/15/18		145,000	175,991
#	Multiplan 144A 9.875% 9/1/18		60,000	59,700
	NBTY 9.00% 10/1/18		90,000	92,588
#	Pernod-Ricard 144A
	5.75% 4/7/21		150,000	165,158
	Quest Diagnostics
	4.70% 4/1/21		195,000	209,627
(continues)       91

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Radnet Management
	10.375% 4/1/18	USD	23,000	$21,390
	Sara Lee 4.10% 9/15/20		89,000	90,311
#	Scotts Miracle-Gro 144A
	6.625% 12/15/20		25,000	24,625
	Smithfield Foods
	10.00% 7/15/14		11,000	12,540
	Thermo Fisher Scientific
	3.60% 8/15/21		110,000	114,421
	Tyson Foods 10.50% 3/1/14		37,000	42,920
#	Viskase 144A 9.875% 1/15/18		61,000	61,915
#	Woolworths 144A
	3.15% 4/12/16		45,000	46,686
	4.55% 4/12/21		120,000	130,105
	Yale University 2.90% 10/15/14		105,000	111,469
	Zimmer Holdings
	4.625% 11/30/19		90,000	99,592
				3,715,092
Energy – 3.60%
	Antero Resources Finance
	9.375% 12/1/17		19,000	19,855
	Berry Petroleum 10.25% 6/1/14		12,000	13,500
	Chesapeake Energy
	6.50% 8/15/17		55,000	57,200
#	CNOOC Finance 2011 144A
	4.25% 1/26/21		200,000	201,321
	Comstock Resources
	7.75% 4/1/19		15,000	14,100
	Copano Energy 7.75% 6/1/18		33,000	33,908
	Ecopetrol 7.625% 7/23/19		90,000	105,750
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		80,000	88,461
•	Enbridge Energy Partners
	8.05% 10/1/37		145,000	149,892
	Energy Transfer Partners
	9.70% 3/15/19		125,000	154,957
#	ENI 144A 4.15% 10/1/20		180,000	181,304
	Enterprise Products Operating
	•7.034% 1/15/68		190,000	192,855
	9.75% 1/31/14		150,000	175,616
	Forest Oil 7.25% 6/15/19		44,000	43,560
#	Helix Energy Solutions Group
	144A 9.50% 1/15/16		71,000	72,420
#	Hercules Offshore 144A
	10.50% 10/15/17		52,000	49,400
#	Hilcorp Energy I 144A
	7.625% 4/15/21		55,000	55,550
	7.75% 11/1/15		13,000	13,163
	HollyFrontier 9.875% 6/15/17		33,000	35,805
	Inergy 6.875% 8/1/21		30,000	27,450
	Kinder Morgan Energy Partners
	9.00% 2/1/19		140,000	179,087
	Linn Energy
	8.625% 4/15/20		28,000	28,980
	#144A 6.50% 5/15/19		20,000	18,500
#	NFR Energy 144A
	9.75% 2/15/17		48,000	42,480
	Noble Energy 8.25% 3/1/19		70,000	92,042
	Noble Holding International
	4.625% 3/1/21		140,000	147,213
	Pemex Project Funding
	Master Trust
	6.625% 6/15/35		50,000	54,125
	Petrobras International Finance
	3.875% 1/27/16		37,000	37,074
	5.375% 1/27/21		205,000	209,304
	5.75% 1/20/20		75,000	78,600
	5.875% 3/1/18		15,000	15,771
	Petrohawk Energy 7.25% 8/15/18		90,000	103,275
	Petroleum Development
	12.00% 2/15/18		33,000	35,475
	Plains All American Pipeline
	8.75% 5/1/19		140,000	178,925
	Pride International
	6.875% 8/15/20		245,000	283,181
	Quicksilver Resources
	7.125% 4/1/16		32,000	28,320
#	SandRidge Energy 144A
	9.875% 5/15/16		75,000	77,625
#	Schlumberger Investment 144A
	3.30% 9/14/21		135,000	135,419
	Sempra Energy 6.15% 6/15/18		95,000	112,057
•	TransCanada PipeLines
	6.35% 5/15/67		240,000	239,247
	Transocean 6.50% 11/15/20		115,000	125,706
	Weatherford International
	9.625% 3/1/19		105,000	135,851
	Williams
	7.75% 6/15/31		45,000	54,169
	8.75% 3/15/32		40,000	52,429
#	Woodside Finance 144A
	8.125% 3/1/14		160,000	181,108
	8.75% 3/1/19		10,000	12,867
				4,344,897
Financials – 1.02%
#	CDP Financial 144A
	4.40% 11/25/19		250,000	273,156
	E Trade Financial PIK
	12.50% 11/30/17		73,000	82,673
	General Electric Capital
	4.375% 9/16/20		5,000	5,097
	5.30% 2/11/21		270,000	280,613
	6.00% 8/7/19		265,000	298,768
•#	ILFC E-Capital Trust I 144A
	4.77% 12/21/65		125,000	87,525

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Financials (continued)
	International Lease Finance
	6.25% 5/15/19	USD	77,000	$67,025
	8.25% 12/15/20		35,000	34,388
	8.75% 3/15/17		35,000	35,263
#	Nuveen Investments 144A
	10.50% 11/15/15		70,000	64,225
				1,228,733
Insurance – 0.78%
	American International Group
	4.875% 9/15/16		10,000	9,597
•	Chubb 6.375% 3/29/67		105,000	102,244
	Coventry Health Care
	5.45% 6/15/21		165,000	178,500
•	Genworth Financial
	6.15% 11/15/66		38,000	19,190
#	Highmark 144A
	4.75% 5/15/21		100,000	101,905
	6.125% 5/15/41		20,000	21,738
•	ING Groep 5.775% 12/29/49		60,000	44,250
•#	Liberty Mutual Group 144A
	7.00% 3/15/37		35,000	29,925
	MetLife
	6.40% 12/15/36		120,000	106,967
	6.817% 8/15/18		95,000	111,579
	Prudential Financial
	3.875% 1/14/15		25,000	25,572
	4.50% 11/15/20		80,000	79,624
	6.00% 12/1/17		50,000	53,071
•	XL Group 6.50% 12/31/49		70,000	55,650
				939,812
Media – 0.59%
	Affinion Group
	7.875% 12/15/18		60,000	46,500
#	CCO Holdings 144A
	7.00% 1/15/19		25,000	24,313
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		66,000	71,115
	Clear Channel Communications
	9.00% 3/1/21		35,000	26,163
	DISH DBS 7.875% 9/1/19		40,000	41,000
	Lamar Media 6.625% 8/15/15		46,000	45,520
	LIN Television 6.50% 5/15/13		9,000	8,820
	Nielsen Finance
	11.50% 5/1/16		2,000	2,280
	11.625% 2/1/14		4,000	4,560
#	Sinclair Television Group 144A
	9.25% 11/1/17		33,000	34,815
#	Sirius XM Radio 144A
	8.75% 4/1/15		65,000	70,688
	Time Warner Cable
	8.25% 4/1/19		105,000	131,675
#	UPCB Finance III 144A
	6.625% 7/1/20		150,000	141,749
	Videotron 6.375% 12/15/15		4,000	4,040
#	XM Satellite Radio 144A
	13.00% 8/1/13		49,000	55,125
				708,363
Real Estate – 0.69%
	Brandywine Operating Partnership
	4.95% 4/15/18		100,000	96,739
	Developers Diversified Realty
	4.75% 4/15/18		55,000	50,237
	7.50% 4/1/17		35,000	36,985
	7.875% 9/1/20		108,000	114,592
	9.625% 3/15/16		33,000	37,408
	Digital Realty Trust
	5.25% 3/15/21		110,000	109,084
	Health Care REIT
	5.25% 1/15/22		145,000	137,767
	Regency Centers
	4.80% 4/15/21		90,000	93,465
	Ventas Realty 6.50% 6/1/16		24,000	24,725
#	WEA Finance 144A
	4.625% 5/10/21		135,000	129,157
				830,159
Services – 0.73%
#	Ameristar Casinos 144A
	7.50% 4/15/21		65,000	63,213
	Beazer Homes 9.125% 5/15/19		40,000	25,600
	Casella Waste Systems
	11.00% 7/15/14		10,000	10,650
#	Equinox Holdings 144A
	9.50% 2/1/16		9,000	9,045
	FTI Consulting 6.75% 10/1/20		5,000	4,850
	Geo Group 6.625% 2/15/21		40,000	38,600
	Host Hotels & Resorts
	6.375% 3/15/15		35,000	35,000
	Iron Mountain 7.75% 10/1/19		15,000	14,963
	Kansas City Southern Railway
	13.00% 12/15/13		19,000	21,850
	M/I Homes 8.625% 11/15/18		50,000	45,250
	Marina District Finance
	9.875% 8/15/18		25,000	21,000
	MGM Resorts International
	11.375% 3/1/18		163,000	163,814
	Mobile Mini 6.875% 5/1/15		13,000	12,805
	PHH 9.25% 3/1/16		140,000	144,549
	Pinnacle Entertainment
	8.75% 5/15/20		80,000	75,000
	Royal Caribbean Cruises
	7.00% 6/15/13		17,000	17,383
	RSC Equipment Rental
	10.25% 11/15/19		42,000	41,370

(continues)       93

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services (continued)
	Ryland Group 8.40% 5/15/17	USD	33,000	$31,928
	Standard Pacific
	10.75% 9/15/16		42,000	41,370
#	United Air Lines 144A
	12.00% 11/1/13		52,000	52,910
	Wynn Las Vegas
	7.75% 8/15/20		15,000	15,825
				886,975
Technology – 0.93%
	Amkor Technology
	7.375% 5/1/18		35,000	33,950
	Avaya
	9.75% 11/1/15		65,000	47,775
	#144A 7.00% 4/1/19		120,000	102,600
	PIK 10.125% 11/1/15		25,000	18,438
	CDW 12.535% 10/12/17		25,000	24,000
	First Data
	9.875% 9/24/15		30,000	25,275
	11.25% 3/31/16		70,000	47,600
	GXS Worldwide 9.75% 6/15/15		114,000	110,010
	Hewlett-Packard
	4.30% 6/1/21		70,000	70,808
	4.375% 9/15/21		130,000	132,330
	Jabil Circuit 7.75% 7/15/16		9,000	9,968
	National Semiconductor
	6.60% 6/15/17		185,000	220,971
#	Seagate Technology
	International 144A
	10.00% 5/1/14		73,000	82,125
	Symantec 4.20% 9/15/20		85,000	83,119
#	Telcordia Technologies 144A
	11.00% 5/1/18		25,000	31,250
#	Unisys 144A 12.75% 10/15/14		17,000	19,295
	Xerox 4.50% 5/15/21		70,000	70,143
				1,129,657
Telecommunications – 2.51%
	AT&T 3.875% 8/15/21		110,000	113,384
	CenturyLink 6.45% 6/15/21		100,000	92,824
#	Clearwire Communications 144A
	12.00% 12/1/15		181,000	154,018
	Cricket Communications
	7.75% 10/15/20		145,000	126,513
#	Crown Castle Towers 144A
	4.883% 8/15/20		385,000	401,426
#	Digicel 144A 8.25% 9/1/17		110,000	104,500
	DIRECTV Holdings
	5.00% 3/1/21		205,000	217,250
	France Telecom
	4.125% 9/14/21		55,000	54,786
	Frontier Communications
	6.25% 1/15/13		4,000	4,030
	Intelsat Bermuda
	11.25% 2/4/17		55,000	47,850
	PIK 11.50% 2/4/17		959	827
	Intelsat Jackson Holdings
	11.25% 6/15/16		8,000	8,180
	#144A 7.25% 10/15/20		60,000	55,500
	Level 3 Financing
	9.25% 11/1/14		5,000	4,963
	10.00% 2/1/18		48,000	46,320
	MetroPCS Wireless
	6.625% 11/15/20		30,000	26,475
	NII Capital 10.00% 8/15/16		61,000	67,100
	PAETEC Holding
	8.875% 6/30/17		28,000	29,540
	Qwest
	6.75% 12/1/21		45,000	44,100
	8.375% 5/1/16		168,000	185,220
	Sprint Capital 8.75% 3/15/32		70,000	61,163
	Sprint Nextel 8.375% 8/15/17		65,000	60,775
	Telecom Italia Capital
	7.721% 6/4/38		45,000	43,022
	Telefonica Emisiones
	5.462% 2/16/21		65,000	61,834
	6.421% 6/20/16		155,000	159,072
	Telesat Canada
	11.00% 11/1/15		111,000	119,325
	12.50% 11/1/17		19,000	21,375
	Time Warner Cable
	4.00% 9/1/21		65,000	63,697
	Virgin Media Secured Finance
	6.50% 1/15/18		400,000	426,999
#	Vivendi 144A 6.625% 4/4/18		115,000	130,693
	West 7.875% 1/15/19		25,000	23,625
#	Wind Acquisition Finance 144A
	11.75% 7/15/17		50,000	42,750
	Windstream
	7.875% 11/1/17		10,000	10,175
	8.125% 8/1/13		19,000	20,093
				3,029,404
Transportation – 0.58%
#	Brambles 144A 3.95% 4/1/15		160,000	167,399
	Burlington Northern Santa Fe
	3.45% 9/15/21		20,000	20,409
	CSX
	4.25% 6/1/21		80,000	84,991
	5.50% 4/15/41		85,000	97,665
#	ERAC USA Finance 144A
	5.25% 10/1/20		160,000	175,570
	Ryder System 3.50% 6/1/17		155,000	160,857
				706,891

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities – 2.37%
	AES 8.00% 6/1/20	USD	31,000	$31,155
	Ameren Illinois
	9.75% 11/15/18		200,000	269,768
#	American Transmission Systems
	144A 5.25% 1/15/22		80,000	86,234
#	Calpine 144A 7.875% 7/31/20		40,000	38,800
	Carolina Power & Light
	3.00% 9/15/21		45,000	45,413
	CenterPoint Energy
	5.95% 2/1/17		105,000	119,171
	CMS Energy
	4.25% 9/30/15		215,000	212,609
	6.25% 2/1/20		180,000	186,445
	Commonwealth Edison
	3.40% 9/1/21		135,000	135,529
	5.80% 3/15/18		15,000	17,489
	Florida Power 3.10% 8/15/21		80,000	80,316
	GenOn Energy
	9.50% 10/15/18		100,000	94,500
	9.875% 10/15/20		30,000	28,200
	Great Plains Energy
	4.85% 6/1/21		125,000	131,865
#	Ipalco Enterprises 144A
	5.00% 5/1/18		55,000	50,463
	Jersey Central Power & Light
	5.625% 5/1/16		35,000	39,985
	LG&E & KU Energy
	3.75% 11/15/20		50,000	48,483
	#144A 4.375% 10/1/21		80,000	80,141
#	NRG Energy 144A
	7.625% 1/15/18		15,000	14,025
	7.875% 5/15/21		45,000	41,400
	Pennsylvania Electric
	5.20% 4/1/20		115,000	128,775
	PPL Electric Utilities
	3.00% 9/15/21		65,000	64,981
	Public Service Company of
	Oklahoma 5.15% 12/1/19		330,000	367,014
	Puget Energy 6.00% 9/1/21		45,000	44,716
•	Puget Sound Energy
	6.974% 6/1/67		176,000	176,888
	Southern California Edison
	5.50% 8/15/18		95,000	113,505
	Wisconsin Electric Power
	2.95% 9/15/21		10,000	9,997
•	Wisconsin Energy 6.25% 5/15/67		200,000	199,984
				2,857,851
Total Corporate Bonds
	(cost $29,158,558)			29,682,315

Non-Agency Asset-Backed Securities – 0.69%
•	Ally Master Owner Trust
	Series 2011-1 A1
	1.099% 1/15/16		100,000	100,045
•	American Express
	Credit Account Master Trust
	Series 2010-1 B
	0.829% 11/16/15		100,000	99,999
#	Avis Budget Rental
	Car Funding AESOP
	Series 2011-2A A 144A
	2.37% 11/20/14		100,000	101,978
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		150,000	177,545
#	CIT Equipment Collateral 144A
	Series 2009-VT1 A3
	3.07% 8/15/16		13,875	13,911
	Series 2010-VT1A A3
	2.41% 5/15/13		89,702	90,017
	CNH Equipment Trust
	Series 2010-A A4
	2.49% 1/15/16		105,000	107,778
#	Ford Auto Securitization Trust
	Series 2011-R1A A3 144A
	3.02% 2/15/16	CAD	100,000	97,796
#	Sonic Capital
	Series 2011-1A A2 144A
	5.438% 5/20/41	USD	44,550	45,330
Total Non-Agency Asset-Backed
	Securities (cost $828,116)			834,399

Non-Agency Collateralized Mortgage Obligations – 0.21%
	Bank of America Alternative
	Loan Trust
	Series 2005-3 2A1
	5.50% 4/25/20		5,395	5,479
	Series 2005-6 7A1
	5.50% 7/25/20		3,468	3,241
•@	Bank of America
	Funding Securities
	Series 2006-H 1A2
	2.726% 9/20/46		2,192	133
•	ChaseFlex Trust Series 2006-1 A4
	6.23% 6/25/36		100,000	66,341
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		9,803	9,806
•	Citigroup Mortgage Loan Trust
	Series 2007-AR8 1A3A
	5.661% 8/25/37		133,631	95,690

(continues)       95

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35	USD	18,193	$18,122
Wells Fargo Mortgage-Backed
Securities Trust
Series 2006-2 3A1
5.75% 3/25/36		39,685	38,598
•Series 2006-AR5 2A1
2.738% 4/25/36		20,183	15,160
Total Non-Agency Collateralized
Mortgage Obligations
(cost $187,984)			252,570

Regional Bonds – 1.53%Δ
Australia – 1.15%
New South Wales Treasury
2.75% 11/20/25	AUD	71,000	80,008
6.00% 4/1/19	AUD	654,000	690,269
Queensland Treasury
6.00% 9/14/17	AUD	591,000	616,038
			1,386,315
Canada – 0.38%
Province of New Brunswick
2.75% 6/15/18	USD	125,000	130,909
Province of Ontario
3.00% 7/16/18		235,000	246,440
Province of Quebec
4.50% 12/1/20	CAD	84,000	88,950
			466,299
Total Regional Bonds
(cost $1,879,699)			1,852,614

«Senior Secured Loans – 2.41%
Allied Security Holdings Tranche 2L
8.50% 1/21/18	USD	35,000	34,169
@ API Technologies Tranche B
7.75% 6/1/16		39,882	37,888
ATI Holdings 7.50% 3/12/16		19,616	18,917
Attachmate 6.50% 11/21/16		105,000	101,500
BNY ConvergEx Group
8.75% 11/29/17		19,213	19,213
8.75% 12/16/17		45,787	45,787
Brock Holdings III
10.00% 2/15/18		30,000	27,450
Tranche B 6.00% 2/15/17		29,850	28,233
Burlington Coat Factory
Tranche B 6.25% 2/10/17		138,423	132,807
Caesars Entertainment
Operating Tranche B1
3.253% 1/28/15		100,000	83,723
Cengage Learning Acquisitions
7.50% 7/7/14		122,779	117,331
Charter Communications
Operating Tranche B
7.25% 3/6/14		2,702	2,709
Chrysler Group 6.00% 4/28/17		184,538	161,339
CityCenter Holdings
7.50% 1/10/15		45,000	44,261
Clear Channel Communications
Tranche B 3.889% 1/29/16		176,223	123,769
Consolidated Container
5.75% 9/28/14		40,000	32,933
Delos Aircraft 7.00% 3/17/16		90,000	90,075
Delta Air Lines Tranche B
5.50% 3/29/17		44,888	42,503
First Data Tranche B2
2.985% 9/24/14		160,702	140,062
Frac Tech International Tranche B
6.25% 4/19/16		52,263	51,348
GenOn Energy Tranche B
6.00% 6/20/17		64,511	63,576
Gray Television 3.74% 12/31/14		119,689	114,453
Grifols Tranche B 6.00% 6/4/16		129,675	127,614
Houghton International Tranche B
6.75% 1/11/16		34,675	34,415
Immucor 7.25% 7/2/18		35,000	34,589
International Lease Finance
6.75% 3/17/15		120,000	119,940
Level 3 Financing Tranche B
5.75% 4/11/18		55,000	52,342
@ Mediacom Illinois 5.50% 3/31/17		34,734	34,061
MGM Resorts International
Tranche E 7.00% 2/21/14		105,000	99,383
Multiplan 4.75% 8/26/17		45,000	42,769
Nortek 5.251% 4/12/17		84,575	79,712
Nuveen Investment
5.819% 5/13/17		111,190	103,295
2nd Lien 12.50% 7/9/15		95,000	97,850
PQ 6.74% 7/30/15		65,000	57,804
Remy International Tranche B
6.25% 12/16/16		64,513	62,416
Reynolds Group Holdings
6.50% 7/7/18		200,000	194,583
Sensus 2nd Lien 8.50% 4/13/18		85,000	82,557
Toys R US Delaware Tranche B
6.00% 9/1/16		34,737	33,434
Univision Communications
4.489% 3/29/17		48,301	40,767
Visant 5.25% 12/31/16		69,712	63,980
Wyle Services 0.00% 3/31/17		34,876	33,777
Total Senior Secured Loans
(cost $3,013,671)			2,909,334

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds – 5.40%Δ
Belgium – 0.07%
Belgium Government
4.25% 9/28/21	EUR	63,000	$88,566
			88,566
Brazil – 0.09%
Federal Republic of Brazil
8.875% 10/14/19	USD	80,000	108,800
			108,800
Canada – 0.48%
Canadian Government
3.25% 6/1/21	CAD	224,000	234,138
3.75% 6/1/19	CAD	119,000	128,684
4.00% 6/1/17	CAD	136,000	147,065
4.00% 6/1/41	CAD	63,000	74,731
			584,618
Chile – 0.13%
Chile Government International
5.50% 8/5/20	CLP	76,000,000	154,290
			154,290
Colombia – 0.19%
Republic of Colombia
7.75% 4/14/21	COP	334,000,000	186,902
12.00% 10/22/15	COP	68,000,000	42,896
			229,798
Finland – 0.06%
Finland Government
3.50% 4/15/21	EUR	50,000	73,474
			73,474
Germany – 0.23%
Deutschland Republic
2.25% 9/4/20	EUR	136,000	189,378
3.50% 7/4/19	EUR	58,000	88,407
			277,785
Indonesia – 0.41%
Indonesia Government
International 7.25% 4/20/15	USD	47,000	52,640
Indonesia Treasury Bonds
8.25% 7/15/21	IDR	1,383,000,000	172,827
10.50% 8/15/30	IDR	331,000,000	48,846
11.00% 11/15/20	IDR	1,525,000,000	222,372
			496,685
Malaysia – 0.04%
Malaysia Government
4.262% 9/15/16	MYR	159,000	51,764
			51,764
Mexico – 0.09%
Mexican Bonos 7.50% 6/3/27	MXN	1,385,000	102,895
			102,895
New Zealand – 0.05%
New Zealand Government
6.00% 5/15/21	NZD	65,000	55,489
			55,489
Norway – 1.26%
Norwegian Government
3.75% 5/25/21	NOK	760,000	144,630
4.25% 5/19/17	NOK	580,000	110,746
4.50% 5/22/19	NOK	3,158,000	623,749
5.00% 5/15/15	NOK	3,395,000	645,670
			1,524,795
Panama – 0.19%
Republic of Panama
6.70% 1/26/36	USD	35,000	42,525
7.25% 3/15/15		95,000	109,108
8.875% 9/30/27		57,000	81,795
			233,428
Peru – 0.20%
Republic of Peru 7.125% 3/30/19		197,000	238,863
			238,863
Philippines – 0.13%
Republic of Philippines
6.50% 1/20/20		100,000	116,500
9.50% 10/21/24		15,000	20,963
9.875% 1/15/19		10,000	13,450
			150,913
Poland – 0.25%
Poland Government International
5.125% 4/21/21		60,000	60,000
6.375% 7/15/19		95,000	104,738
Republic of Poland
5.25% 10/25/20	PLN	70,000	20,269
5.50% 10/25/19	PLN	403,000	119,438
			304,445
Republic of Korea – 0.07%
Korea Treasury Inflation Linked
2.75% 6/10/20	KRW	85,890,460	84,429
			84,429
Russia – 0.29%
Russian-Eurobond 7.50% 3/31/30	USD	305,610	344,172
			344,172

(continues)       97

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
South Africa – 0.59%
South Africa Government
7.25% 1/15/20	ZAR	1,308,000	$152,133
8.00% 12/21/18	ZAR	3,134,000	387,417
South Africa
Government International
5.50% 3/9/20	USD	117,000	128,554
6.50% 6/2/14		35,000	38,938
			707,042
Sweden – 0.29%
Sweden Government
3.00% 7/12/16	SEK	1,490,000	232,659
5.00% 12/1/20	SEK	620,000	115,365
			348,024
Turkey – 0.09%
Turkey Government International
6.875% 3/17/36	USD	52,000	55,640
7.375% 2/5/25		50,000	57,250
			112,890
United Kingdom – 0.08%
United Kingdom Gilt
4.50% 3/7/19	GBP	54,000	99,153
			99,153
Uruguay – 0.12%
Republic of Uruguay
8.00% 11/18/22	USD	116,000	145,000
			145,000
Total Sovereign Bonds
(cost $6,572,589)			6,517,318

Supranational Banks – 0.16%
International Bank for
Reconstruction & Development
3.375% 4/30/15	NOK	720,000	127,383
3.625% 6/22/20	NOK	350,000	61,743
Total Supranational Banks
(cost $185,145)			189,126

U.S. Treasury Obligations – 10.49%
U.S. Treasury Bonds
3.50% 2/15/39	USD	235,000	261,327
∞4.375% 5/15/41		605,000	781,682
U.S. Treasury Notes
1.00% 9/30/16		5,000,000	5,008,180
1.375% 9/30/18		55,000	54,742
2.125% 8/15/21		6,440,000	6,554,742
Total U.S. Treasury Obligations
(cost $12,400,209)			12,660,673

	Number of
	Shares
Preferred Stock – 0.10%
Alabama Power 5.625%		2,475	61,627
• PNC Financial Services
Group 8.25%		25,000	25,465
Volkswagen 2.27%		245	32,329
Total Preferred Stock
(cost $127,518)			119,421

Right – 0.00%
† Hong Leong Bank		700	336
Total Right (cost $0)			336

	Principal
	Amount°
Short-Term Investments – 10.49%
≠Discount Notes – 5.36%
Federal Home Loan Bank
Discount Notes
0.001% 10/3/11	USD	563,170	563,170
0.01% 12/23/11		629,732	629,717
0.03% 11/30/11		4,347,358	4,347,288
0.04% 11/2/11		216,227	216,225
Freddie Mac Discount Note
0.05% 11/2/11		716,338	716,333
			6,472,733
Repurchase Agreement – 5.13%
BNP Paribas 0.02%,
dated 9/30/11, to be
repurchased on 10/3/11,
repurchase price $6,190,846
(collateralized by U.S.
Government obligations
0.625% 7/15/14; market
value $6,314,653)		6,190,836	6,190,836
			6,190,836
Total Short-Term Investments
(cost $12,663,585)			12,663,569

Total Value of Securities – 102.82%
(cost $124,523,911)			124,151,542
Liabilities Net of Receivables
and Other Assets – (2.82%)			(3,400,677)
Net Assets Applicable to 12,795,904
Shares Outstanding – 100.00%			$120,750,865

Net Asset Value – Delaware Foundation®
Conservative Allocation Fund Class A
($66,174,520 / 7,017,580 Shares)	$9.43
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class B
($567,360 / 59,730 Shares)	$9.50
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class C
($17,205,685 / 1,820,787 Shares)	$9.45
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class R
($3,220,220 / 341,562 Shares)	$9.43
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Institutional Class
($33,583,080 / 3,556,245 Shares)	$9.44

Components of Net Assets at September 30, 2011:
Shares of beneficial interest
(unlimited authorization – no par)	$117,904,508
Undistributed net investment income	283,878
Accumulated net realized gain on investments	2,435,053
Net unrealized appreciation of investments
and foreign currencies	127,426
Total net assets	$120,750,865

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
CLP — Chilean Peso
COP — Columbian Peso
DKK — Danish Krone
EUR — European Monetary Unit
GBP — British Pound Sterling
HKD — Hong Kong Dollar
IDR — Indonesian Rupiah
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PHP — Philippine Peso
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
ZAR — South African Rand

†	Non income producing security.
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
•	Variable rate security. The rate shown or the rate as of September 30, 2011. Interest rates reset periodically.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2011.
w
Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $7,654,700, which represented 6.34% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

@	Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $763,278, which represented 0.63% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=
Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $13,676, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin.
«
Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.

¥	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at time of purchase.

(continues)       99

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

Net Asset Value and Offering Price Per Share –
Delaware Foundation Conservative Allocation Fund
Net asset value Class A (A)	$9.43
Sales charge (5.75% of offering price) (B)	0.58
Offering price	$10.01

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(283,262)	USD	288,391	11/4/11	$15,464
BAML	EUR	(298,569)	USD	408,451	11/4/11	8,586
BAML	IDR	1,542,600,000	USD	(166,139)	11/4/11	8,751
BAML	JPY	10,955,460	USD	(143,568)	11/4/11	(1,459)
BAML	NOK	(1,546,552)	USD	271,094	11/4/11	8,093
BAML	PHP	2,000,000	USD	(45,652)	11/4/11	(4)
BAML	PLN	(471,765)	USD	145,976	11/4/11	4,106
BCLY	EUR	(111,504)	USD	150,000	11/4/11	665
BCLY	JPY	5,701,815	USD	(74,735)	11/4/11	(774)
CITI	EUR	(287,844)	USD	393,703	11/4/11	8,202
CITI	JPY	8,029,728	USD	(105,240)	11/4/11	(1,083)
CITI	NZD	57,812	USD	(47,228)	11/4/11	(3,267)
GSC	AUD	(389,173)	USD	377,000	11/4/11	2,027
GSC	GBP	219,450	USD	(342,325)	11/4/11	(280)
GSC	NOK	(276,800)	USD	48,481	11/4/11	1,409
HSBC	AUD	(443,468)	USD	450,940	11/4/11	23,654
HSBC	EUR	(90,732)	USD	124,033	11/4/11	2,518
HSBC	KRW	190,308,000	USD	(163,748)	11/4/11	(2,998)
HSBC	NOK	(808,929)	USD	141,952	11/4/11	4,388
JPMC	CLP	98,858,500	USD	(195,759)	11/4/11	(5,656)
JPMC	EUR	(111,426)	USD	152,486	11/4/11	3,257
MNB	CHF	502	USD	(562)	10/4/11	(9)
MNB	DKK	69,825	USD	(12,821)	10/4/11	(252)
MNB	EUR	(7,184)	USD	9,640	10/3/11	17
MNB	GBP	(640)	USD	994	10/3/11	(3)
MNB	GBP	186	USD	(292)	10/4/11	(1)
MNB	HKD	(24,300)	USD	3,118	10/3/11	(2)
MNB	ILS	(2,379)	USD	639	10/3/11	0
MNB	JPY	(439,580)	USD	5,696	10/5/11	(3)
MNB	PLN	(2,550)	USD	773	10/3/11	3
MNB	SEK	(96,618)	USD	14,143	10/4/11	70
MNB	SGD	17,516	USD	(13,475)	10/5/11	(74)
MSC	AUD	(154,069)	USD	150,000	11/4/11	1,553
MSC	EUR	(551,287)	USD	750,669	11/4/11	12,346
MSC	JPY	8,000,500	USD	(104,771)	11/4/11	(992)
MSC	KRW	622,494,250	USD	(535,894)	11/4/11	(10,083)
MSC	NOK	(1,384,025)	USD	242,771	11/4/11	7,408
						$85,577

Futures Contracts

					Unrealized
		Notional Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
1	Euro-Bund	$192,149	$182,842	12/8/11	$(9,307)
(2)	U.S. Treasury
	10 yr Notes	(257,510)	(260,188)	12/20/11	(2,678)
26	U.S. Treasury
	Long Bond	3,524,580	3,708,250	11/25/11	183,670
8	U.S. Ultra Bond	1,140,023	1,269,000	12/20/11	128,977
		$4,599,242			$300,662

Swap Contracts CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.17	USD	1,620,000	5.00%	12/20/16	$35,086
BAML	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR	745,000	5.00%	12/20/16	(155)
BAML	Kingdom of Spain
	5 yr CDS	USD	189,000	1.00%	12/20/15	2,660
BCLY	CDX.NA.HY.17		50,000	5.00%	12/20/16	1,083
BCLY	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR	1,130,000	5.00%	12/20/16	(122)
	Kingdom of Spain
BCLY	5 yr CDS	USD	186,000	1.00%	3/20/15	13,962
BCLY	5 yr CDS		100,000	1.00%	3/21/16	1,779
BCLY	Republic of France
	5 yr CDS		266,000	0.25%	9/20/16	(1,506)
BCLY	United States
	of America
	5 yr CDS	EUR	226,000	0.25%	3/20/16	(44)
CITI	CDX.NA.HY.17	USD	100,000	5.00%	12/20/16	1,911
GSC	CDX.NA.HY.17		250,000	5.00%	12/20/16	5,414
GSC	Republic of France
	5 yr CDS		114,000	0.25%	9/20/16	(422)
JPMC	CDX.NA.HY.17		1,245,000	5.00%	12/20/16	22,235
JPMC	MedWestvaco
	5 yr CDS		90,000	1.00%	12/20/16	558
JPMC	Portuguese Republic
	5 yr CDS		143,000	1.00%	6/20/15	42,938
JPMC	Republic of France
	5 yr CDS		190,000	0.25%	9/20/16	(1,025)
MSC	CDX.NA.HY.17		625,000	5.00%	12/20/16	11,162
MSC	Japan 5 yr CDS		190,000	1.00%	9/20/16	2,491
MSC	Kingdom of Spain
	5 yr CDS		286,000	1.00%	6/20/16	13,032
MSC	People’s Republic
	of China
	5 yr CDS		377,000	1.00%	12/20/16	0
	Republic of France
MSC	5 yr CDS		270,000	0.25%	9/20/16	(903)
MSC	5 yr CDS		228,000	0.25%	12/20/16	(1,896)
MSC	Republic of Italy
	5 yr CDS		200,000	1.00%	9/20/16	9,230
MSC	State of Israel
	5 yr CDS		190,000	1.00%	9/20/16	1,704
						$159,172
	Protection Sold /
	Moody’s Rating:
JPMC	Georgia Pacific
	5 yr CDS / Baa		90,000	1.00%	12/20/16	(290)
JPMC	Tyson Foods
	CDS / Ba		95,000	1.00%	3/20/16	706
						$416
	Total					$159,588

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CVA — Dutch Certificate
GDR — Global Depositary Receipt
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
HSBC — Hong Kong Shanghai Bank
HY — High Yield
JPMC — JPMorgan Chase Bank
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
NCUA — National Credit Union Administration
NVDR — Non-Voting Depositary Receipt
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — year

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Foundation® Funds
Year Ended September 30, 2011

	Delaware Foundation Equity Fund	Delaware Foundation Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
Investment Income:
Interest	$—	$921,899	$6,158,618	$3,067,914
Dividends	40,056	1,728,449	4,590,961	1,076,158
Securities lending income	28	—	—	—
Foreign tax withheld	(2,200)	(93,240)	(261,559)	(59,274)
	37,884	2,557,108	10,488,020	4,084,798

Expenses:
Management fees	10,799	609,710	2,144,499	741,899
Distribution expenses – Class A	990	125,964	490,078	193,148
Distribution expenses – Class B	—	31,444	38,326	8,595
Distribution expenses – Class C	136	71,011	144,437	149,115
Distribution expenses – Class R	38	53,983	86,425	13,537
Dividend disbursing and transfer agent fees and expenses	15,827	256,557	634,928	256,856
Accounting and administration expenses	653	36,889	129,747	45,245
Custodian fees	43,790	87,308	129,038	92,487
Registration fees	52,571	64,504	74,340	68,874
Reports and statements to shareholders	4,233	24,043	64,855	29,362
Legal fees	31	11,948	40,716	14,659
Audit and tax	15,781	17,852	33,981	24,586
Pricing fees	9,978	27,987	33,351	29,732
Trustees’ fees	87	4,934	17,281	5,938
Dues and services	8,869	17,303	16,340	16,702
Insurance fees	21	2,222	13,228	2,623
Consulting fees	27	977	3,272	1,191
Trustees’ expenses	3	342	1,762	385
	163,834	1,444,978	4,096,604	1,694,934
Less fees waived	(147,187)	(322,148)	(377,008)	(322,818)
Less waived distribution expenses – Class A	(165)	(20,994)	—	(32,191)
Less waived distribution expenses – Class B	—	(17,193)	—	(6,446)
Less waived distribution expenses – Class R	(7)	(8,997)	(14,404)	(2,256)
Less expense paid indirectly	(2)	(137)	(522)	(93)
Total operating expenses	16,473	1,075,509	3,704,670	1,331,130
Net Investment Income	21,411	1,481,599	6,783,350	2,753,668

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	40,522	2,761,485	15,723,787	2,889,606
Foreign currencies	(624)	99,047	613,140	262,928
Foreign currency exchange contracts	(2,117)	(227,137)	(1,179,572)	(485,409)
Futures contracts	—	61,467	414,402	210,992
Options written	—	(692)	(2,769)	(1,384)
Swap contracts	—	77,554	511,118	259,152
Net realized gain	37,781	2,771,724	16,080,106	3,135,885
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(173,330)	(7,611,064)	(32,651,376)	(6,541,963)
Net Realized and Unrealized Loss on Investments and Foreign Currencies	(135,549)	(4,839,340)	(16,571,270)	(3,406,078)

Net Decrease in Net Assets Resulting from Operations	$(114,138)	$(3,357,741)	$(9,787,920)	$(652,410)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Foundation® Funds

	Delaware Foundation		Delaware Foundation
	Equity Fund		Growth Allocation Fund
	Year Ended		Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,411	$13,939	$1,481,599	$1,058,913
Net realized gain on investments and foreign currencies	37,781	31,609	2,771,724	1,876,373
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	(173,330)	76,342	(7,611,064)	4,134,756
Net increase (decrease) in net assets resulting from operations	(114,138)	121,890	(3,357,741)	7,070,042

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,878)	(8)	(593,892)	(648,180)
Class B	—	—	(29,061)	(53,643)
Class C	(21)	—	(60,894)	(89,574)
Class R	(48)	(2)	(113,903)	(41,953)
Institutional Class	(14,835)	(2,086)	(538,214)	(298,587)

Net realized gain on investments:
Class A	(5,046)	(39)	—	—
Class C	(171)	(26)	—	—
Class R	(163)	(25)	—	—
Institutional Class	(32,007)	(4,983)	—	—
	(54,169)	(7,169)	(1,335,964)	(1,131,937)
Capital Share Transactions:
Proceeds from shares sold:
Class A	346,502	100,639	11,016,361	9,960,387
Class B	—	—	82,569	410,107
Class C	26,397	—	1,899,357	2,667,185
Class R	—	—	4,305,307	6,338,041
Institutional Class	257,513	3,407	8,078,941	19,086,205

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,835	47	571,064	628,589
Class B	—	—	28,477	52,589
Class C	191	26	59,182	86,780
Class R	210	27	113,319	41,952
Institutional Class	46,842	7,069	537,583	298,215
	683,490	111,215	26,692,160	39,570,050
Cost of shares repurchased:
Class A	(143,190)	—	(8,092,818)	(6,078,449)
Class B	—	—	(889,134)	(1,265,503)
Class C	(9,456)	(279)	(2,441,727)	(1,503,196)
Class R	—	—	(1,883,064)	(690,371)
Institutional Class	(155,714)	(3,456)	(5,837,769)	(4,397,679)
	(308,360)	(3,735)	(19,144,512)	(13,935,198)
Increase in net assets derived from capital share transactions	375,130	107,480	7,547,648	25,634,852
Net Increase in Net Assets	206,823	222,201	2,853,943	31,572,957

Net Assets:
Beginning of year	1,268,000	1,045,799	84,758,271	53,185,314
End of year	$1,474,823	$1,268,000	$87,612,214	$84,758,271

Undistributed net investment income	$12,544	$10,656	$1,099,382	$995,884

See accompanying notes, which are an integral part of the financial statements.

(continues)       103

Statements of changes in net assets

Delaware Foundation® Funds

	Delaware Foundation		Delaware Foundation
	Moderate Allocation Fund		Conservative Allocation Fund
	Year Ended		Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,783,350	$6,519,296	$2,753,668	$2,258,831
Net realized gain on investments and foreign currencies	16,080,106	15,249,117	3,135,885	3,101,202
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	(32,651,376)	6,577,619	(6,541,963)	2,578,261
Net increase (decrease) in net assets resulting from operations	(9,787,920)	28,346,032	(652,410)	7,938,294

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,868,384)	(7,801,167)	(1,528,834)	(2,293,636)
Class B	(39,185)	(132,520)	(20,387)	(36,795)
Class C	(163,342)	(319,171)	(233,833)	(215,859)
Class R	(225,762)	(70,780)	(47,853)	(43,922)
Institutional Class	(1,685,531)	(1,970,886)	(803,726)	(671,614)

Net realized gain on investments:
Class A	—	—	(1,735,268)	—
Class B	—	—	(26,029)	—
Class C	—	—	(371,858)	—
Class R	—	—	(54,947)	—
Institutional Class	—	—	(861,642)	—
	(5,982,204)	(10,294,524)	(5,684,377)	(3,261,826)
Capital Share Transactions:
Proceeds from shares sold:
Class A	28,163,456	19,070,111	23,653,820	21,811,885
Class B	305,193	461,598	245,405	422,267
Class C	6,709,516	3,224,135	11,356,442	7,240,958
Class R	14,890,335	5,978,627	2,047,689	784,426
Institutional Class	66,208,993	32,589,996	15,608,367	23,304,677

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,174,676	6,143,781	3,100,597	2,069,351
Class B	36,728	122,883	30,493	22,667
Class C	152,143	302,514	536,181	173,658
Class R	225,754	70,779	102,800	43,921
Institutional Class	1,649,802	1,936,364	1,591,588	555,480
	121,516,596	69,900,788	58,273,382	56,429,290
Cost of shares repurchased:
Class A	(28,042,077)	(32,479,107)	(12,651,032)	(15,190,274)
Class B	(1,398,761)	(2,404,090)	(614,399)	(460,091)
Class C	(4,512,322)	(2,982,261)	(4,319,025)	(1,298,932)
Class R	(2,464,813)	(985,942)	(331,265)	(150,225)
Institutional Class	(13,275,105)	(9,858,810)	(12,287,920)	(3,337,662)
	(49,693,078)	(48,710,210)	(30,203,641)	(20,437,184)
Increase in net assets derived from capital share transactions	71,823,518	21,190,578	28,069,741	35,992,106
Net Increase in Net Assets	56,053,394	39,242,086	21,732,954	40,668,574

Net Assets:
Beginning of year	290,504,007	251,261,921	99,017,911	58,349,337
End of year	$346,557,401	$290,504,007	$120,750,865	$99,017,911

Undistributed net investment income	$943,218	$258,303	$283,878	$181,222
See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Foundation® Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

			8/31/09[1]
	Year Ended		to
	9/30/11	9/30/10	9/30/09
Net asset value, beginning of period	$9.760	$8.880	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.115	0.093	0.008
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.649)	0.839	0.372
Total from investment operations	(0.534)	0.932	0.380

Less dividends and distributions from:
Net investment income	(0.102)	(0.009)	—
Net realized gain on investments	(0.274)	(0.043)	—
Total dividends and distributions	(0.376)	(0.052)	—

Net asset value, end of period	$8.850	$9.760	$8.880

Total return[3]	(5.99% )	10.53%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$287	$116	$5
Ratio of expenses to average net assets	1.18%	1.16%	1.16%
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	10.09%	19.15%	31.53%
Ratio of net investment income to average net assets	1.10%	1.01%	1.11%
Ratio of net investment loss to average net assets prior to fees waived and expense paid indirectly	(7.81% )	(16.98% )	(29.26% )
Portfolio turnover	69%	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       105

Financial highlights

Delaware Foundation® Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

				8/31/09[1]
	Year Ended			to
	9/30/11	9/30/10		9/30/09
Net asset value, beginning of period	$9.690	$8.880		$8.500

Income (loss) from investment operations:
Net investment income[2]	0.038	0.024		0.003
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.631)	0.829		0.377
Total from investment operations	(0.593)	0.853		0.380

Less dividends and distributions from:
Net investment income	(0.033)	—	[3]	—
Net realized gain on investments	(0.274)	(0.043)		—
Total dividends and distributions	(0.307)	(0.043)		—

Net asset value, end of period	$8.790	$9.690		$8.880

Total return[4]	(6.56% )	9.63%		4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20	$6		$6
Ratio of expenses to average net assets	1.93%	1.91%		1.91%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	10.79%	19.85%		32.23%
Ratio of net investment income to average net assets	0.35%	0.26%		0.36%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(8.51% )	(17.68%	)	(29.96% )
Portfolio turnover	69%	42%		109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 For the year ended September 30, 2010, net investment income on investment distributions of $2 was made by the Fund, which calculated to de minimus amount of 0.000 per share.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waivers by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

			8/31/09[1]
	Year Ended		to
	9/30/11	9/30/10	9/30/09
Net asset value, beginning of period	$9.740	$8.880	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.088	0.070	0.006
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.644)	0.836	0.374
Total from investment operations	(0.556)	0.906	0.380

Less dividends and distributions from:
Net investment income	(0.080)	(0.003)	—
Net realized gain on investments	(0.274)	(0.043)	—
Total dividends and distributions	(0.354)	(0.046)	—

Net asset value, end of period	$8.830	$9.740	$8.880

Total return[3]	(6.21% )	10.23%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5	$6	$5
Ratio of expenses to average net assets	1.43%	1.41%	1.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	10.39%	19.45%	31.83%
Ratio of net investment income to average net assets	0.85%	0.76%	0.86%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(8.11% )	(17.28% )	(29.56% )
Portfolio turnover	69%	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       107

Financial highlights

Delaware Foundation® Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

			8/31/09[1]
	Year Ended		to
	9/30/11	9/30/10	9/30/09
Net asset value, beginning of period	$9.780	$8.880	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.141	0.116	0.010
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.650)	0.845	0.370
Total from investment operations	(0.509)	0.961	0.380

Less dividends and distributions from:
Net investment income	(0.127)	(0.018)	—
Net realized gain on investments	(0.274)	(0.043)	—
Total dividends and distributions	(0.401)	(0.061)	—

Net asset value, end of period	$8.870	$9.780	$8.880

Total return[3]	(5.66% )	10.75%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,163	$1,140	$1,030
Ratio of expenses to average net assets	0.93%	0.91%	0.91%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	9.79%	18.85%	31.23%
Ratio of net investment income to average net assets	1.35%	1.26%	1.36%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(7.51% )	(16.68% )	(28.96% )
Portfolio turnover	69%	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.390	$8.670	$8.340	$11.350	$10.610

Income (loss) from investment operations:
Net investment income[2]	0.158	0.158	0.191	0.103	0.107
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.426)	0.745	0.385	(2.519)	1.372
Total from investment operations	(0.268)	0.903	0.576	(2.416)	1.479

Less dividends and distributions from:
Net investment income	(0.152)	(0.183)	—	(0.267)	(0.163)
Net realized gain on investments	—	—	(0.246)	(0.327)	(0.576)
Total dividends and distributions	(0.152)	(0.183)	(0.246)	(0.594)	(0.739)

Net asset value, end of period	$8.970	$9.390	$8.670	$8.340	$11.350

Total return[3]	(3.00%)	10.53%	7.85%	(22.51% )	14.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,595	$37,248	$30,085	$27,329	$38,495
Ratio of expenses to average net assets	1.15%	1.12%	1.11%	0.81%	0.81%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.54%	1.66%	1.79%	1.12%	1.05%
Ratio of net investment income to average net assets	1.58%	1.77%	2.65%	1.04%	0.98%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.19%	1.23%	1.97%	0.73%	0.74%
Portfolio turnover	110%	98%	94%	108%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       109

Financial highlights

Delaware Foundation® Growth Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.170	$8.480	$8.230	$11.200	$10.480

Income (loss) from investment operations:
Net investment income[2]	0.135	0.089	0.138	0.029	0.026
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.419)	0.728	0.358	(2.487)	1.355
Total from investment operations	(0.284)	0.817	0.496	(2.458)	1.381

Less dividends and distributions from:
Net investment income	(0.086)	(0.127)	—	(0.185)	(0.085)
Net realized gain on investments	—	—	(0.246)	(0.327)	(0.576)
Total dividends and distributions	(0.086)	(0.127)	(0.246)	(0.512)	(0.661)

Net asset value, end of period	$8.800	$9.170	$8.480	$8.230	$11.200

Total return[3]	(3.18% )	9.71%	7.09%	(23.14% )	13.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,437	$3,274	$3,797	$4,573	$7,908
Ratio of expenses to average net assets	1.35%	1.87%	1.86%	1.56%	1.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.24%	2.36%	2.49%	1.82%	1.75%
Ratio of net investment income to average net assets	1.38%	1.02%	1.90%	0.29%	0.23%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.49%	0.53%	1.27%	0.03%	0.04%
Portfolio turnover	110%	98%	94%	108%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.180	$8.490	$8.240	$11.210	$10.490

Income (loss) from investment operations:
Net investment income[2]	0.081	0.089	0.138	0.029	0.026
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.415)	0.728	0.358	(2.487)	1.355
Total from investment operations	(0.334)	0.817	0.496	(2.458)	1.381

Less dividends and distributions from:
Net investment income	(0.086)	(0.127)	—	(0.185)	(0.085)
Net realized gain on investments	—	—	(0.246)	(0.327)	(0.576)
Total dividends and distributions	(0.086)	(0.127)	(0.246)	(0.512)	(0.661)

Net asset value, end of period	$8.760	$9.180	$8.490	$8.240	$11.210

Total return[3]	(3.73% )	9.70%	7.08%	(23.11% )	13.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,043	$6,789	$5,078	$4,728	$6,027
Ratio of expenses to average net assets	1.90%	1.87%	1.86%	1.56%	1.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.24%	2.36%	2.49%	1.82%	1.75%
Ratio of net investment income to average net assets	0.83%	1.02%	1.90%	0.29%	0.23%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.49%	0.53%	1.27%	0.03%	0.04%
Portfolio turnover	110%	98%	94%	108%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       111

Financial highlights

Delaware Foundation® Growth Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.330	$8.610	$8.310	$11.310	$10.580

Income (loss) from investment operations:
Net investment income[2]	0.132	0.136	0.173	0.078	0.080
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.424)	0.747	0.373	(2.512)	1.362
Total from investment operations	(0.292)	0.883	0.546	(2.434)	1.442

Less dividends and distributions from:
Net investment income	(0.128)	(0.163)	—	(0.239)	(0.136)
Net realized gain on investments	—	—	(0.246)	(0.327)	(0.576)
Total dividends and distributions	(0.128)	(0.163)	(0.246)	(0.566)	(0.712)

Net asset value, end of period	$8.910	$9.330	$8.610	$8.310	$11.310

Total return[3]	(3.25% )	10.36%	7.50%	(22.70% )	14.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,085	$8,136	$1,934	$1,638	$2,241
Ratio of expenses to average net assets	1.40%	1.37%	1.36%	1.06%	1.06%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.84%	1.96%	2.09%	1.42%	1.35%
Ratio of net investment income to average net assets	1.33%	1.52%	2.40%	0.79%	0.73%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.89%	0.93%	1.67%	0.43%	0.44%
Portfolio turnover	110%	98%	94%	108%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.440	$8.710	$8.360	$11.380	$10.630

Income (loss) from investment operations:
Net investment income[2]	0.184	0.181	0.209	0.128	0.134
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.429)	0.751	0.387	(2.527)	1.381
Total from investment operations	(0.245)	0.932	0.596	(2.399)	1.515

Less dividends and distributions from:
Net investment income	(0.175)	(0.202)	—	(0.294)	(0.189)
Net realized gain on investments	—	—	(0.246)	(0.327)	(0.576)
Total dividends and distributions	(0.175)	(0.202)	(0.246)	(0.621)	(0.765)

Net asset value, end of period	$9.020	$9.440	$8.710	$8.360	$11.380

Total return[3]	(2.76% )	10.84%	8.07%	(22.34% )	14.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,452	$29,311	$12,291	$281	$115
Ratio of expenses to average net assets	0.90%	0.87%	0.86%	0.56%	0.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.24%	1.36%	1.49%	0.82%	0.75%
Ratio of net investment income to average net assets	1.83%	2.02%	2.90%	1.29%	1.23%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.49%	1.53%	2.27%	1.03%	1.04%
Portfolio turnover	110%	98%	94%	108%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       113

Financial highlights

Delaware Foundation® Moderate Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$10.410	$9.740	$8.950	$11.170	$10.270

Income (loss) from investment operations:
Net investment income[2]	0.225	0.249	0.271	0.171	0.181
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.355)	0.817	0.708	(1.908)	0.952
Total from investment operations	(0.130)	1.066	0.979	(1.737)	1.133

Less dividends and distributions from:
Net investment income	(0.200)	(0.396)	(0.120)	(0.281)	(0.204)
Net realized gain on investments	—	—	(0.069)	(0.202)	(0.029)
Total dividends and distributions	(0.200)	(0.396)	(0.189)	(0.483)	(0.233)

Net asset value, end of period	$10.080	$10.410	$9.740	$8.950	$11.170

Total return[3]	(1.39% )	11.06%	11.57%	(16.23% )	11.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$197,639	$201,006	$195,233	$35,453	$39,526
Ratio of expenses to average net assets	1.13%	1.10%	1.12%	0.80%	0.81%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.24%	1.33%	1.41%	1.05%	1.02%
Ratio of net investment income to average net assets	2.05%	2.49%	3.20%	1.69%	1.67%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.94%	2.26%	2.91%	1.44%	1.46%
Portfolio turnover	164%	134%	193%	123%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$10.400	$9.700	$8.910	$11.120	$10.230

Income (loss) from investment operations:
Net investment income[2]	0.141	0.172	0.208	0.094	0.100
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.342)	0.802	0.701	(1.903)	0.947
Total from investment operations	(0.201)	0.974	0.909	(1.809)	1.047

Less dividends and distributions from:
Net investment income	(0.119)	(0.274)	(0.050)	(0.199)	(0.128)
Net realized gain on investments	—	—	(0.069)	(0.202)	(0.029)
Total dividends and distributions	(0.119)	(0.274)	(0.119)	(0.401)	(0.157)

Net asset value, end of period	$10.080	$10.400	$9.700	$8.910	$11.120

Total return[3]	(2.03% )	10.19%	10.64%	(16.94% )	10.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,002	$4,110	$5,598	$3,317	$5,072
Ratio of expenses to average net assets	1.90%	1.87%	1.89%	1.55%	1.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.01%	2.06%	2.13%	1.75%	1.72%
Ratio of net investment income to average net assets	1.28%	1.72%	2.43%	0.94%	0.92%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.17%	1.53%	2.19%	0.74%	0.76%
Portfolio turnover	164%	134%	193%	123%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       115

Financial highlights

Delaware Foundation® Moderate Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$10.430	$9.730	$8.930	$11.140	$10.250

Income (loss) from investment operations:
Net investment income[2]	0.141	0.172	0.208	0.095	0.100
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.352)	0.802	0.711	(1.904)	0.947
Total from investment operations	(0.211)	0.974	0.919	(1.809)	1.047

Less dividends and distributions from:
Net investment income	(0.119)	(0.274)	(0.050)	(0.199)	(0.128)
Net realized gain on investments	—	—	(0.069)	(0.202)	(0.029)
Total dividends and distributions	(0.119)	(0.274)	(0.119)	(0.401)	(0.157)

Net asset value, end of period	$10.100	$10.430	$9.730	$8.930	$11.140

Total return[3]	(2.03% )	10.16%	10.73%	(16.91% )	10.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,813	$12,068	$10,739	$5,998	$6,081
Ratio of expenses to average net assets	1.90%	1.87%	1.89%	1.55%	1.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.01%	2.06%	2.13%	1.75%	1.72%
Ratio of net investment income to average net assets	1.28%	1.72%	2.43%	0.94%	0.92%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.17%	1.53%	2.19%	0.74%	0.76%
Portfolio turnover	164%	134%	193%	123%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$10.380	$9.710	$8.920	$11.140	$10.240

Income (loss) from investment operations:
Net investment income[2]	0.195	0.223	0.250	0.146	0.154
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.348)	0.799	0.706	(1.911)	0.953
Total from investment operations	(0.153)	1.022	0.956	(1.765)	1.107

Less dividends and distributions from:
Net investment income	(0.167)	(0.352)	(0.097)	(0.253)	(0.178)
Net realized gain on investments	—	—	(0.069)	(0.202)	(0.029)
Total dividends and distributions	(0.167)	(0.352)	(0.166)	(0.455)	(0.207)

Net asset value, end of period	$10.060	$10.380	$9.710	$8.920	$11.140

Total return[3]	(1.60% )	10.73%	11.16%	(16.49% )	10.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,645	$6,994	$1,568	$1,207	$1,157
Ratio of expenses to average net assets	1.40%	1.37%	1.39%	1.05%	1.06%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.61%	1.66%	1.73%	1.35%	1.32%
Ratio of net investment income to average net assets	1.78%	2.22%	2.93%	1.44%	1.42%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.57%	1.93%	2.59%	1.14%	1.16%
Portfolio turnover	164%	134%	193%	123%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       117

Financial highlights

Delaware Foundation® Moderate Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$10.400	$9.760	$8.970	$11.200	$10.300

Income (loss) from investment operations:
Net investment income[2]	0.250	0.272	0.291	0.197	0.208
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.345)	0.802	0.712	(1.917)	0.950
Total from investment operations	(0.095)	1.074	1.003	(1.720)	1.158

Less dividends and distributions from:
Net investment income	(0.225)	(0.434)	(0.144)	(0.308)	(0.229)
Net realized gain on investments	—	—	(0.069)	(0.202)	(0.029)
Total dividends and distributions	(0.225)	(0.434)	(0.213)	(0.510)	(0.258)

Net asset value, end of period	$10.080	$10.400	$9.760	$8.970	$11.200

Total return[3]	(1.07% )	11.26%	11.76%	(16.06% )	11.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,458	$66,326	$38,124	$1,357	$98
Ratio of expenses to average net assets	0.90%	0.87%	0.89%	0.55%	0.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.01%	1.06%	1.13%	0.75%	0.72%
Ratio of net investment income to average net assets	2.28%	2.72%	3.43%	1.94%	1.92%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.17%	2.53%	3.19%	1.74%	1.76%
Portfolio turnover	164%	134%	193%	123%	8%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.900	$9.360	$8.320	$9.770	$9.270

Income (loss) from investment operations:
Net investment income[2]	0.245	0.289	0.304	0.226	0.260
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.183)	0.687	0.942	(1.253)	0.503
Total from investment operations	0.062	0.976	1.246	(1.027)	0.763

Less dividends and distributions from:
Net investment income	(0.236)	(0.436)	(0.206)	(0.324)	(0.263)
Net realized gain on investments	(0.296)	—	—	(0.099)	—
Total dividends and distributions	(0.532)	(0.436)	(0.206)	(0.423)	(0.263)

Net asset value, end of period	$9.430	$9.900	$9.360	$8.320	$9.770

Total return[3]	0.48%	10.70%	15.53%	(10.98% )	8.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,175	$55,513	$43,873	$35,619	$39,863
Ratio of expenses to average net assets	1.14%	1.13%	1.13%	0.81%	0.81%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.47%	1.55%	1.65%	1.09%	1.06%
Ratio of net investment income to average net assets	2.44%	3.02%	3.78%	2.48%	2.73%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.11%	2.60%	3.26%	2.20%	2.48%
Portfolio turnover	211%	192%	177%	136%	13%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       119

Financial highlights

Delaware Foundation® Conservative Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.990	$9.380	$8.330	$9.770	$9.270

Income (loss) from investment operations:
Net investment income[2]	0.247	0.271	0.243	0.157	0.188
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.188)	0.691	0.948	(1.247)	0.506
Total from investment operations	0.059	0.962	1.191	(1.090)	0.694

Less dividends and distributions from:
Net investment income	(0.253)	(0.352)	(0.141)	(0.251)	(0.194)
Net realized gain on investments	(0.296)	—	—	(0.099)	—
Total dividends and distributions	(0.549)	(0.352)	(0.141)	(0.350)	(0.194)

Net asset value, end of period	$9.500	$9.990	$9.380	$8.330	$9.770

Total return[3]	0.44%	10.48%	14.66%	(11.56% )	7.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$567	$938	$892	$677	$826
Ratio of expenses to average net assets	1.14%	1.33%	1.88%	1.56%	1.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.17%	2.25%	2.35%	1.79%	1.76%
Ratio of net investment income to average net assets	2.44%	2.28%	3.03%	1.73%	1.98%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.41%	1.90%	2.56%	1.50%	1.78%
Portfolio turnover	211%	192%	177%	136%	13%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.920	$9.330	$8.290	$9.730	$9.230

Income (loss) from investment operations:
Net investment income[2]	0.170	0.218	0.245	0.159	0.189
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.190)	0.695	0.936	(1.249)	0.505
Total from investment operations	(0.020)	0.913	1.181	(1.090)	0.694

Less dividends and distributions from:
Net investment income	(0.154)	(0.323)	(0.141)	(0.251)	(0.194)
Net realized gain on investments	(0.296)	—	—	(0.099)	—
Total dividends and distributions	(0.450)	(0.323)	(0.141)	(0.350)	(0.194)

Net asset value, end of period	$9.450	$9.920	$9.330	$8.290	$9.730

Total return[3]	(0.34% )	9.98%	14.61%	(11.61% )	7.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,206	$10,578	$4,004	$3,373	$2,294
Ratio of expenses to average net assets	1.89%	1.88%	1.88%	1.56%	1.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.17%	2.25%	2.35%	1.79%	1.76%
Ratio of net investment income to average net assets	1.69%	2.27%	3.03%	1.73%	1.98%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.41%	1.90%	2.56%	1.50%	1.78%
Portfolio turnover	211%	192%	177%	136%	13%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       121

Financial highlights

Delaware Foundation® Conservative Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.900	$9.350	$8.310	$9.750	$9.250

Income (loss) from investment operations:
Net investment income[2]	0.220	0.265	0.284	0.204	0.237
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.184)	0.683	0.940	(1.245)	0.503
Total from investment operations	0.036	0.948	1.224	(1.041)	0.740

Less dividends and distributions from:
Net investment income	(0.210)	(0.398)	(0.184)	(0.300)	(0.240)
Net realized gain on investments	(0.296)	—	—	(0.099)	—
Total dividends and distributions	(0.506)	(0.398)	(0.184)	(0.399)	(0.240)

Net asset value, end of period	$9.430	$9.900	$9.350	$8.310	$9.750

Total return[3]	0.22%	10.39%	15.36%	(11.23% )	8.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,220	$1,590	$840	$866	$792
Ratio of expenses to average net assets	1.39%	1.38%	1.38%	1.06%	1.06%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.77%	1.85%	1.95%	1.39%	1.36%
Ratio of net investment income to average net assets	2.19%	2.77%	3.53%	2.23%	2.48%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.81%	2.30%	2.96%	1.90%	2.18%
Portfolio turnover	211%	192%	177%	136%	13%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/11[1]	9/30/10[1]	9/30/09[1]	9/30/08[1]	9/30/07
Net asset value, beginning of period	$9.920	$9.390	$8.350	$9.800	$9.290

Income (loss) from investment operations:
Net investment income[2]	0.271	0.314	0.324	0.249	0.284
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.194)	0.692	0.943	(1.252)	0.512
Total from investment operations	0.077	1.006	1.267	(1.003)	0.796

Less dividends and distributions from:
Net investment income	(0.261)	(0.476)	(0.227)	(0.348)	(0.286)
Net realized gain on investments	(0.296)	—	—	(0.099)	—
Total dividends and distributions	(0.557)	(0.476)	(0.227)	(0.447)	(0.286)

Net asset value, end of period	$9.440	$9.920	$9.390	$8.350	$9.800

Total return[3]	0.63%	11.02%	15.93%	(10.82% )	8.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,583	$30,399	$8,740	$185	$87
Ratio of expenses to average net assets	0.89%	0.88%	0.88%	0.56%	0.56%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.17%	1.25%	1.35%	0.79%	0.76%
Ratio of net investment income to average net assets	2.69%	3.27%	4.03%	2.73%	2.98%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.41%	2.90%	3.56%	2.50%	2.78%
Portfolio turnover	211%	192%	177%	136%	13%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Foundation® Funds
September 30, 2011

Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers four funds: Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund (each, a Fund, or collectively as the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund offer Class A, Class B, Class C, Class R and Institutional Class shares. Delaware Foundation Equity Fund offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Foundation Equity Fund is to seek long-term capital growth.

The investment objective of Delaware Foundation Growth Allocation Fund is to seek long-term capital growth.

The investment objective of Delaware Foundation Moderate Allocation Fund is to seek capital appreciation with current income as a secondary objective.

The investment objective of Delaware Foundation Conservative Allocation Fund is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (September 2008 - September 2011, as applicable), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Funds may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Funds’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

To Be Announced Trades — The Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with each Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Funds to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Funds on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally isolate that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Funds being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment by the Funds to buy a security. The Funds account for mortgage-dollar-roll transactions as purchases and sales. These transactions will increase the Funds’ portfolio turnover rate.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the estimated lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Funds may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2011.

The Funds receive earnings credits from their transfer agent when positive cash balances are maintained, which are be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended September 30, 2011, the Funds earned the following amounts under this agreement:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation®	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$2	$137	$522	$93

(continues)       125

Notes to financial statements

Delaware Foundation® Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual management fee which is calculated at the rate 0.65% on the first $500 million of average daily net assets of each Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) do not exceed specified percentages of average daily net assets as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Effective January 28, 2011 operating expense limitation
as a percentage of average daily net assets (per annum)	0.95%	0.90%	0.90%	0.88%
Expiration date	1/30/12	1/30/12	1/30/12	1/30/12
Effective January 28, 2010, operating expense limitation
as a percentage of average daily net assets (per annum)	0.95%	0.90%	0.90%	0.90%
Expiration date	1/28/11	1/28/11	1/28/11	1/28/11

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2011, the Funds were charged for these services as follows:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$82	$4,643	$16,332	$5,650

DSC also provides dividend disbursing and transfer agency services. Each Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Effective July 18, 2011, each Fund pays DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through January 30, 2012 to no more than 0.25% and 0.50%, respectively, of average daily net assets. Effective January 8, 2010 for the Delaware Foundation Conservative Allocation Fund and effective January 1, 2011 for the Delaware Foundation Growth Allocation Fund, DDLP has voluntarily agreed to waive Class B shares’ 12b-1 fees to 0.25% of average daily net assets until such time as the waiver is discontinued. This waiver may be discontinued at any time because it is voluntary.

In connection with the Delaware Foundation Moderate Allocation Fund merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% (currently waived to 0.25% through January 30, 2012) rates described above.

At September 30, 2011, the Funds had receivables due from or liabilities payable to affiliates as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation®	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Investment management fee payable to DMC	$—	$(23,498)	$(163,476)	$(24,661)
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	(93)	(2,167)	(13,795)	(11,608)
Distribution fees payable to DDLP	(80)	(18,227)	(61,187)	(29,601)
Other expenses payable to DMC and affiliates*	(1,661)	(8,572)	(9,666)	(6,816)
Receivable from DMC under expense limitation agreement	2,527	—	—	—

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates’ employees. For the year ended September 30, 2011, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$37	$1,928	$6,699	$2,313

For the year ended September 30, 2011, DDLP earned commissions on sales of Class A shares for each Fund as follows:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$238	$9,962	$28,390	$30,937

For the year ended September 30, 2011, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware	Delaware
	Foundation	Foundation	Foundation
	Growth	Moderate	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund
Class A	$30	$10,067	$40
Class B	1,563	3,114	1,744
Class C	1,146	1,361	3,506

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended September 30, 2011, the Funds made purchases and sales of investment securities other than short-term investments as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Purchases other than U.S. government securities	$1,461,651	$91,722,134	$458,875,597	$178,686,900
Purchases of U.S. government securities	—	15,146,745	125,900,985	71,458,208
Sales other than U.S. government securities	1,100,927	87,715,386	419,358,081	169,539,369
Sales of U.S. government securities	—	12,441,543	105,485,915	60,879,897

(continues)       127

Notes to financial statements

Delaware Foundation® Funds

3. Investments (continued)

At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Cost of investments	$1,537,973	$89,140,358	$351,768,471	$125,133,198
Aggregate unrealized appreciation	130,684	7,480,231	26,137,314	6,186,273
Aggregate unrealized depreciation	(199,113)	(8,652,977)	(26,330,556)	(7,167,929)
Net unrealized depreciation	$(68,429)	$(1,172,746)	$(193,242)	$(981,656)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of Delaware Foundation Equity Fund’s investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$971,784	$418,885	$724	$1,391,393
Investment Companies	38,480	—	—	38,480
Short-Term Investments	13,749	18,118	—	31,867
Securities Lending Collateral	—	6,700	—	6,700
Other	48	1,056	—	1,104
Total	$1,024,061	$444,759	$724	$1,469,544
Foreign Currency Exchange Contracts	$—	$3	$—	$3

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Delaware Foundation Equity Fund
Common
Stock
Balance as of 9/30/10	$—
Purchases	1,425
Net change in unrealized appreciation/depreciation	(701)
Balance as of 9/30/11	$724

Net change in unrealized
appreciation/depreciation
from investments still held
as of 9/30/11	$(701)

The following table summarizes the valuation of Delaware Foundation® Growth Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$3,656,138	$—	$3,656,138
Common Stock	43,512,648	21,052,569	23,783	64,589,000
Corporate Debt	10,234	9,925,186	—	9,935,420
Foreign Debt	—	2,745,075	—	2,745,075
Investment Companies	43,868	—	—	43,868
U.S. Treasury Obligations	—	3,020,610	—	3,020,610
Short-Term Investments	1,885,483	2,022,068	—	3,907,551
Other	21,128	48,822	—	69,950
Total	$45,473,361	$42,470,468	$23,783	$87,967,612

Foreign Currency Exchange Contracts	$—	$23,095	$—	$23,095
Futures Contracts	$75,000	$—	$—	$75,000
Swap Contracts	$—	$44,946	$—	$44,946

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Delaware Foundation Growth Allocation Fund
	Agency,
	Asset-Backed &
	Mortgage-Backed	Common	Corporate	Foreign
	Securities	Stock	Debt	Debt	Total
Balance as of 9/30/10	$52,063	$445	$16,935	$26,267	$95,710
Net realized gain	—	—	1,316	—	1,316
Purchases	—	46,581	—	—	46,581
Sales	—	—	(17,741)	—	(17,741)
Transfers out of Level 3	(51,734)	(198)	—	(25,727)	(77,659)
Net change in unrealized appreciation/depreciation	(329)	(23,045)	(510)	(540)	(24,424)
Balance as of 9/30/11	$—	$23,783	$—	$—	$23,783

Net change in unrealized
appreciation/depreciation
from investments still held
as of 9/30/11	$—	$(22,798)	$—	$—	$(22,798)
The following table summarizes the valuation of Delaware Foundation Moderate Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$22,897,888	$97,796	$22,995,684
Common Stock	128,110,636	61,261,922	60,409	189,432,967
Corporate Debt	56,287	71,367,649	—	71,423,936
Foreign Debt	—	18,868,388	—	18,868,388
Investment Companies	17,448	—	—	17,448
Municipal Bonds	—	236,140	—	236,140
U.S. Treasury Obligations	—	22,835,942	—	22,835,942
Short-Term Investments	11,883,949	13,497,590	—	25,381,539
Other	124,857	258,328	—	383,185
Total	$140,193,177	$211,223,847	$158,205	$351,575,229

Foreign Currency Exchange Contracts	$—	$170,886	$—	$170,886
Futures Contracts	$618,109	$—	$—	$618,109
Swap Contracts	$—	$330,503	$—	$330,503

(continues)       129

Notes to financial statements

Delaware Foundation® Funds

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Delaware Foundation Moderate Allocation Fund
	Agency,
	Asset-Backed &
	Mortgage-Backed	Common	Corporate	Foreign
	Securities	Stock	Debt	Debt	Total
Balance as of 9/30/10	$633,153	$—	$182,306	$311,474	$1,126,933
Net realized gain	—	—	12,639	—	12,639
Purchases	101,698	117,948	—	441,024	660,670
Sales	(325,000)	(118)	(194,057)	—	(519,175)
Transfers out of Level 3	(305,233)	—	—	(729,740)	(1,034,973)
Net change in unrealized appreciation/depreciation	(6,822)	(57,421)	(888)	(22,758)	(87,889)
Balance as of 9/30/11	$97,796	$60,409	$—	$—	$158,205

Net change in unrealized
appreciation/depreciation
from investments still held
as of 9/30/11	$(3,902)	$(57,421)	$—	$—	$(61,323)

The following table summarizes the valuation of Delaware Foundation Conservative Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$12,274,720	$97,796	$12,372,516
Common Stock	29,545,904	13,979,986	13,676	43,539,566
Corporate Debt	30,702	34,188,253	—	34,218,955
Foreign Debt	—	8,559,058	—	8,559,058
Investment Companies	17,448	—	—	17,448
U.S. Treasury Obligations	—	12,660,673	—	12,660,673
Short-Term Investments	6,190,836	6,472,733	—	12,663,569
Other	61,963	57,794	—	119,757
Total	$35,846,853	$88,193,217	$111,472	$124,151,542

Foreign Currency Exchange Contracts	$—	$85,577	$—	$85,577
Futures Contracts	$300,662	$—	$—	$300,662
Swap Contracts	$—	$159,588	$—	$159,588

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Delaware Foundation Conservative Allocation Fund
	Agency,
	Asset-Backed &
	Mortgage-Backed	Common	Corporate	Foreign
	Securities	Stock	Debt	Debt	Total
Balance as of 9/30/10	$346,338	$—	$68,738	$78,522	$493,598
Net realized gain	576	—	4,568	—	5,144
Purchases	101,698	26,660	—	—	128,358
Sales	(199,389)	—	(72,006)	—	(271,395)
Transfers out of Level 3	(144,856)	—	—	(77,535)	(222,391)
Net change in unrealized appreciation/depreciation	(6,571)	(12,984)	(1,300)	(987)	(21,842)
Balance as of 9/30/11	$97,796	$13,676	$—	$—	$111,472

Net change in unrealized
appreciation/depreciation
from investments still held
as of 9/30/11	$(3,902)	$(12,984)	$—	$—	$(16,886)

During the year ended September 30, 2011, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $77,659, $1,034,973 and $222,391, respectively, which were due to the Funds’ pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the year ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Delaware Foundation Equity Fund, and there were no transfers between Level 1 investments or

Level 2 investments that had a material impact to the Delaware Foundation® Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2011 and 2010 was as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Year Ended 9/30/11
Ordinary income	$50,758	$1,335,964	$5,982,204	$4,437,691
Long-term capital gain	3,411	—-	—	1,246,686
Total	$54,169	$1,335,964	$5,982,204	$5,684,377

Year Ended 9/30/10
Ordinary income	$7,169	$1,131,937	$10,294,524	$3,261,826

5. Components of Net Assets on a Tax Basis

As of September 30, 2011, the components of net assets on a tax basis were as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Shares of beneficial interest	$1,483,263	$85,215,419	$351,575,075	$117,904,508
Undistributed ordinary income	21,694	2,672,882	2,382,090	2,689,278
Undistributed long-term gains	42,138	1,109,286	—	1,426,795
Post-October currency losses	(2,560)	(144,963)	(632,753)	(144,308)
Other temporary differences	—	(24,886)	(182,799)	(93,046)
Capital loss carryforwards	—	—	(6,190,479)	—
Unrealized depreciation of investments and foreign currencies	(69,712)	(1,215,524)	(393,733)	(1,032,362)
Net assets	$1,474,823	$87,612,214	$346,557,401	$120,750,865

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, tax deferral of losses on straddles, tax treatment of passive foreign investment companies, CDS contracts and tax treatment of market discount and premium on debt instruments.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2010 through September 30, 2011 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, dividends and distributions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2011, the Funds recorded the following reclassifications:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Undistributed net investment income	$(2,741)	$(42,137)	$(116,231)	$(16,379)
Accumulated net realized gain	2,741	42,137	130,095	16,379
Paid-in capital	—	—	(13,864)	—

(continues)       131

Notes to financial statements

Delaware Foundation® Funds

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2011, the Funds utilized capital loss carryforwards as follows:

Delaware	Delaware
Foundation	Foundation
Growth	Moderate
Allocation Fund	Allocation Fund
$225,979	$17,447,248

Capital loss carryforwards remaining for Delaware Foundation Moderate Allocation Fund at September 30, 2011 will expire as follows:

2016	$5,137,755
2017	368,871
2018	680,274
Total	$6,186,900

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Foundation		Delaware Foundation		Delaware Foundation		Delaware Foundation
	Equity Fund		Growth Allocation Fund		Moderate Allocation Fund		Conservative Allocation Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10
Shares sold:
Class A	33,215	11,276	1,090,947	1,105,061	2,552,356	1,896,845	2,362,924	2,278,487
Class B	—	—	8,553	46,355	27,857	45,735	24,114	43,871
Class C	2,617	—	192,764	302,112	606,595	320,131	1,132,079	755,367
Class R	—	—	436,565	718,886	1,384,276	602,882	203,699	81,894
Institutional Class	24,903	362	799,577	2,151,571	5,937,772	3,258,682	1,554,162	2,423,985

Shares issued upon reinvestment
of dividends and distributions:
Class A	570	6	58,035	70,707	289,797	616,515	315,732	218,411
Class B	—	—	2,951	6,017	3,323	12,343	3,084	2,375
Class C	19	3	6,126	9,918	13,714	30,313	54,456	18,310
Class R	21	3	11,575	4,740	20,603	7,112	10,475	4,637
Institutional Class	4,574	763	54,411	33,432	151,307	194,258	161,939	58,435
	65,919	12,413	2,661,504	4,448,799	10,987,600	6,984,816	5,822,664	5,885,772

Shares repurchased:
Class A	(13,269)	—	(810,749)	(679,687)	(2,553,939)	(3,232,759)	(1,266,156)	(1,577,726)
Class B	—	—	(91,393)	(143,183)	(128,250)	(240,117)	(61,413)	(47,415)
Class C	(971)	(33)	(248,184)	(170,800)	(410,225)	(297,799)	(432,504)	(135,938)
Class R	—	—	(187,874)	(76,313)	(225,445)	(97,914)	(33,120)	(15,836)
Institutional Class	(15,075)	(362)	(581,242)	(491,564)	(1,207,769)	(985,070)	(1,224,905)	(348,387)
	(29,315)	(395)	(1,919,442)	(1,561,547)	(4,525,628)	(4,853,659)	(3,018,098)	(2,125,302)
Net increase	36,604	12,018	742,062	2,887,252	6,461,972	2,131,157	2,804,566	3,760,470

For the years ended September 30, 2011 and 2010, the following Class B shares were converted to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the statements of changes in net assets.

	Year Ended
	9/30/11			9/30/10
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Foundation® Growth Allocation Fund	54,147	53,043	$523,268	68,328	66,872	$608,254
Delaware Foundation Moderate Allocation Fund	69,462	69,322	755,888	95,124	94,833	961,754
Delaware Foundation Conservative Allocation Fund	15,488	15,374	153,981	16,204	16,319	158,054

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

On November 16, 2010, each Fund, along with the other Participants, entered into an amendment to the agreement for a $50,000,000 revolving line of credit. Effective as of August 1, 2011, each Fund, along with the other Participants, entered into an amendment to the agreement for a $100,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The new line of credit under the agreement as amended expires on November 15, 2011. The Funds had no amounts outstanding as of September 30, 2011 or at any time during the year then ended.

On November 15, 2011, the Funds, along with the other Participants, will enter into an agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner. The agreement expires on November 13, 2012.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Funds’ exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures in the normal course of pursuing its investment objective. Each Fund may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

(continues)       133

Notes to financial statements

Delaware Foundation® Funds

8. Derivatives (continued)

Options Contracts — During the year ended September 30, 2011, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund entered into options contracts in the normal course of pursuing its investment objective. The Funds may buy or write options contracts for any number of reasons, including: to manage the Funds’ exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Funds’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Funds may buy or write call or put options on securities, financial indices, and foreign currencies. When the Funds buy an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Funds write an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Funds are subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in written options during the year ended September 30, 2011 for the Funds were as follows:

	Delaware		Delaware		Delaware
	Foundation		Foundation		Foundation
	Growth		Moderate		Conservative
	Allocation Fund		Allocation Fund		Allocation Fund
	Number of		Number of		Number of
	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums
Options outstanding at September 30, 2010	—	$—	—	$—	—	$—
Options written	1	232	4	928	2	464
Options terminated in closing purchase transactions	(1)	(232)	(4)	(928)	(2)	(464)
Options outstanding at September 30, 2011	—	$—	—	$—	—	$—

Swap Contracts — The Funds may enter into index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing their investment objectives. Index swaps may be used to gain exposure to markets that the Funds invest in, such as the corporate bond market. The Funds may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Funds on favorable terms. The Funds may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Funds may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, each Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, each Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. No index swap contracts were outstanding at September 30, 2011.

Inflations swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. No inflation swap contracts were outstanding at September 30, 2011.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Funds in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended September 30, 2011, the Funds entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, the net unrealized appreciation of CDS contracts for the Funds was as follows:

Delaware	Delaware	Delaware
Foundation®	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
$44,946	$330,503	$159,588

If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Funds would have received the following amounts less the value of the contracts’ related reference obligations.

Delaware	Delaware	Delaware
Foundation	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
EUR 600,000	EUR 4,288,000	EUR 2,101,000
USD 1,895,000	USD 13,487,000	USD 6,724,000

The Funds received collateral for open swap contracts as follows:

Delaware	Delaware
Foundation	Foundation
Moderate	Conservative
Allocation Fund	Allocation Fund
$1,539,000	$659,000

As disclosed in the footnotes to the statements of net assets, at September 30, 2011, the notional value of the protection sold for each Fund was as follows:

Delaware	Delaware	Delaware
Foundation	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
$30,000	$380,000	$185,000

These amounts reflect the maximum potential amount the Funds would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At September 30, 2011, the net unrealized appreciation of the protection sold for the Funds was as follows:

Delaware	Delaware	Delaware
Foundation	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
$223	$853	$416

CDS contracts may involve greater risks than if the Funds had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Funds’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

(continues)       135

Notes to financial statements

Delaware Foundation® Funds

8. Derivatives (continued)

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Delaware Foundation Growth Allocation Fund
	Asset Derivatives		Liabilities Derivatives
	Statement of		Statement of	Fair
	Net Assets Location	Fair Value	Net Assets Location	Value
Forward currency exchange contracts	Liabilities net of receivables		Liabilities net of receivables
(Foreign currency exchange contracts)	and other assets	$24,246	and other assets	$(1,151)

Interest rate contracts (Futures contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	75,000	and other assets	—

Credit contracts (Swap contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	44,946	and other assets	—

Total		$144,192		$(1,151)

	Delaware Foundation Moderate Allocation Fund
	Asset Derivatives		Liabilities Derivatives
	Statement of		Statement of
	Net Assets Location	Fair Value	Net Assets Location	Fair Value
Forward currency exchange contracts	Liabilities net of receivables		Liabilities net of receivables
(Foreign currency exchange contracts)	and other assets	$172,490	and other assets	$(1,604)

Interest rate contracts (Futures contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	618,109	and other assets	—

Credit contracts (Swap contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	330,503	and other assets	—

Total		$1,121,102		$(1,604)

	Delaware Foundation Conservative Allocation Fund
	Asset Derivatives		Liabilities Derivatives
	Statement of		Statement of
	Net Assets Location	Fair Value	Net Assets Location	Fair Value
Forward currency exchange contracts	Liabilities net of receivables		Liabilities net of receivables
(Foreign currency exchange contracts)	and other assets	$88,339	and other assets	$(2,762)

Interest rate contracts (Futures contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	300,662	and other assets	—

Credit contracts (Swap contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	159,588	and other assets	—

Total		$548,589		$(2,762)

The effect of derivative Instruments on the statements of operations for the year ended September 30, 2011 was as follows:

	Delaware Foundation® Growth Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(227,137)	$59,610
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	61,467	74,177
Equity contracts (Written options)	Net realized loss on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	(692)	—
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	77,554	41,600
Total		$(88,808)	$175,387

	Delaware Foundation Moderate Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(1,179,572)	$489,860
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	414,402	612,397
Equity contracts (Written options)	Net realized loss on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	(2,769)	—
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	511,118	294,527
Total		$(256,821)	$1,396,784

(continues)       137

Notes to financial statements

Delaware Foundation® Funds

8. Derivatives (continued)

	Delaware Foundation Conservative Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(485,409)	$235,378
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	210,992	316,554
Equity contracts (Written options)	Net realized loss on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	(1,384)	—
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	259,152	145,003
Total		$(16,649)	$696,935

The volume of derivative transactions varies throughout the year. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity during the year ended September 30, 2011.

9. Securities Lending

The Funds, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Funds’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Funds’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

During the year ended September 30, 2011, Delaware Foundation® Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund had no securities out on loan. At September 30, 2011, the values of securities on loan for Delaware Foundation Equity Fund was $6,296, for which cash collateral was received and invested in accordance with the Lending Agreement. At September 30, 2011, the value of invested collateral was $6,700. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral”.

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Each Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds invest a significant portion of their assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Each Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

(continues)       139

Notes to financial statements

Delaware Foundation® Funds

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Funds’ financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2011, the Funds designate distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gain	Ordinary Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Delaware Foundation Equity Fund	6.30%	93.70%	100.00%	30.91%
Delaware Foundation Growth Allocation Fund	—%	100.00%	100.00%	48.96%
Delaware Foundation Moderate Allocation Fund	—%	100.00%	100.00%	20.61%
Delaware Foundation Conservative Allocation Fund	21.93%	78.07%	100.00%	8.73%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended September 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to the following maximum amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$19,441	$774,854	$1,239,133	$474,101

For the fiscal year ended September 30, 2011, certain interest income paid by the Funds, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended September 30, 2011, the Funds have designated maximum Qualified Interest Income distributions as follows:

Delaware
Foundation
Moderate
Allocation Fund
$3,090,696

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Foundation Funds and the Shareholders of Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund (constituting Delaware Group Foundation Funds, hereafter collectively referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended September 30, 2009 and prior were audited by other independent accountants whose report dated November 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 22, 2011

Other Fund information
(Unaudited)

Delaware Foundation® Funds

Board Consideration of Delaware Foundation Funds Investment Advisory Agreement

At a meeting held on August 16-17, 2011 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Foundation Conservative Allocation Fund, Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund and Delaware Foundation Moderate Allocation Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in May 2011 and included independent historical and comparative reports provided by Lipper. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent legal counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of each Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for each Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. It is expected that such measures will improve the quality and lower the cost of delivering transfer agent and shareholder servicing services to the Funds. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the same Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2011. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Foundation Conservative Allocation Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation conservative funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the one-year period was in the second quartile. The Board was satisfied with performance.

Delaware Foundation Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap core funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Foundation Growth Allocation Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset target allocation growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, five- and ten-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the first quartile. The Board was satisfied with performance.

Delaware Foundation® Moderate Allocation Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset target allocation moderate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the one-year period was in the second quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Foundation Conservative Allocation Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund.

Delaware Foundation Equity Fund – The expense comparisons for the Fund showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Foundation Growth Allocation Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Foundation Moderate Allocation Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

(continues)       143

Other Fund information
(Unaudited)

Delaware Foundation® Funds

Change in Independent Registered Public Accounting Firm. Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Group® Foundation Funds (the Trust) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2010. During the fiscal years ended September 30, 2009 and September 30, 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	74	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member
Philadelphia, PA 19103	Chief Executive		at different times at		Kaydon Corp.
	Officer, and	President and	Delaware Investments.[2]
April 1963	Trustee	Chief Executive Officer			Board of Governors Member
		since August 1, 2006			Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005	Private Investor	74	Chairman of Investment
2005 Market Street			(March 2004–Present)		Committee
Philadelphia, PA 19103					Pennsylvania Academy of
			Investment Manager		Fine Arts
October 1947			Morgan Stanley & Co.
			(January 1984–March 2004)		Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

Director
Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

(continues)       145

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001	President	74	Board of Governors Member —
2005 Market Street			Drexel University		NASDAQ OMX PHLX LLC
Philadelphia, PA 19103			(August 2010–Present)
Director and Audit
May 1960			President		Committee Member
			Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities Holdings
(2005–2008)
Anthony D. Knerr	Trustee	Since April 1990	Managing Director	74	None
2005 Market Street			Anthony Knerr & Associates
Philadelphia, PA 19103			(Strategic Consulting)
(1990–Present)
December 1938
Lucinda S. Landreth	Trustee	Since March 2005	Chief Investment Officer	74	None
2005 Market Street			Assurant, Inc. (Insurance)
Philadelphia, PA 19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since October 1989	Consultant	74	Director and Audit
2005 Market Street			ARL Associates		Committee Chair
Philadelphia, PA 19103			(Financial Planning)		Systemax Inc.
			(1983–Present)		(2001–2009)
November 1940
Director and Audit
Committee Chairperson
Andy Warhol Foundation
(1999–2007)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Executive Advisor to Dean	74	Trust Manager — Camden
2005 Market Street			(since August 2011) and		Property Trust
Philadelphia, PA 19103			Interim Dean		(since August 2011)
(January 2011–July 2011) —
January 1956			University of Miami School of		Board of Trustees
			Business Administration		Thunderbird School of
Global Management
			President — U.S. Trust,		(2007–2011)
Bank of America Private
			Wealth Management		Board of Trustees
			(Private Banking)		Carrollton School of the
			(July 2007–December 2008)		Sacred Heart
(since 2007)
President and Director
			(November 2005–June 2007) and		Board Member
			Chief Executive Officer		Foreign Policy Association
			(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
			(Private Banking)		Board of Trustees
Georgetown Preparatory School
(2005–2011)

Board of Trustees
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	74	Director and Audit
2005 Market Street			(January 2006–Present)		Committee Member
Philadelphia, PA 19103			Vice President — Mergers &		Okabena Company
Acquisitions
July 1948			(January 2003–January 2006),		Chair — 3M
			and Vice President		Investment Management
			and Treasurer		Company
(July 1995–January 2003)
3M Corporation
J. Richard Zecher	Trustee	Since March 2005	Founder	74	Director and Audit
2005 Market Street			Investor Analytics		Committee Member
Philadelphia,			(Risk Management)		Investor Analytics
PA 19103			(May 1999–Present)

July 1940			Founder		Director
			Sutton Asset Management		Oxigene, Inc.
			(Hedge Fund)		(2003–2008)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	74	None[3]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia,	Counsel, and Secretary	and Secretary	General Counsel of
PA 19103		since October 2005	Delaware Investments
since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	74	None[3]
2005 Market Street	and Treasurer	since October 2007	in various capacities at
Philadelphia,			different times at
PA 19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice President,	Senior Vice President,	David P. O’Connor has served in	74	None[3]
2005 Market Street	General Counsel,	General Counsel, and	various executive and legal
Philadelphia,	and Chief	Chief Legal Officer	capacities at different times
PA 19103	Legal Officer	since October 2005	at Delaware Investments.

February 1966
Richard Salus	Senior Vice President	Chief Financial	Richard Salus has served in	74	None[3]
2005 Market Street	and Chief	Officer since	various executive capacities
Philadelphia,	Financial Officer	November 2006	at different times at
PA 19103			Delaware Investments.

October 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Foundation® Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Foundation Funds and the Delaware Investments® Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Frances A. Sevilla-Sacasa
Executive Advisor to Dean,
University of Miami School
of Business Administration
Coral Gables, FL

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Ann R. Leven
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $54,700 for the fiscal year ended September 30, 2011.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $53,300 for the fiscal year ended September 30, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended September 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; and reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended September 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie's financial statements as of March 31, 2010.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $0 for the registrant’s fiscal year September 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2011.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,700 for the fiscal year ended September 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended September 30, 2010.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended September 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: These fees were for the attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $0 for the registrant’s fiscal years ended September 30, 2011 and September 30, 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group Foundation Funds®

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 2, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 2, 2011

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 2, 2011